THE JENEX CORPORATION

NOTICE OF SPECIAL AND ANNUAL MEETING

to be held December 10, 2001

and

INFORMATION CIRCULAR and PROXY STATEMENT

 with respect to an

Amalgamation

Involving

THE JENEX CORPORATION

and

THERMOLABILE TECHNOLOGIES CORPORATION INC.

 November 7, 2001

QUALIFYING TRANSACTION INVOLVING THE AMALGAMATION OF THE JENEX CORPORATION AND THERMOLABILE TECHNOLOGIES CORPORATION INC., AND RELATED MATTERS.

THE JENEX CORPORATION

November 7, 2001

Dear Shareholder:

You are invited to attend a special and annual meeting (the "Meeting") of the holders ("Jenex Shareholders") of common shares ("Jenex Shares") of the Jenex Corporation ("Jenex") to be held at the Westin Hotel, Banff Room, 4th Avenue – 3rd Street SW, Calgary, Alberta on December 10, 2001 at 3:00 p.m. (Calgary time) for the purposes set forth in the accompanying Notice of Special and Annual Meeting.  At the Meeting, Jenex Shareholders will be asked to consider and vote upon an amalgamation (the "Amalgamation") involving Jenex and Thermolabile Technologies Corporation Inc. ("Thermo").  As a result of the Amalgamation, Jenex and Thermo will amalgamate pursuant to the provisions of the Business Corporations Act (Alberta) and continue as one (1) corporation to be named "The Jenex Corporation". ("Amalco").  Jenex Shareholders will receive one (1) common share of Amalco (the "Amalco Shares") for each one (1) Jenex Share held and holders (the "Thermo Shareholders") of the common shares (the "Thermo Shares") of Thermo will receive twelve and one-half (12.5) Amalco Class "A" common shares (“Amalco Class “A” Shares”) for each one (1) Thermo Share held. When the Amalgamation is completed, Amalco will have approximately 31,927,229 Amalco Shares (assuming the conversion of the Amalco Class "A" Shares into Amalco Shares) issued and outstanding with the former Jenex Shareholders holding approximately 17.7% of that total and the former Thermo Shareholders holding approximately 82.3%.

The proposed Amalgamation, if completed, will constitute as Jenex's Qualifying Transaction.

For the Amalgamation to proceed, it must be approved as a special resolution by at least 66 2/3% of the votes cast by Jenex Shareholders, as well as by at least 50% plus one (1) vote of the votes cast by Jenex Shareholders, excluding Jenex Related Parties and Related Parties of the Qualifying Transaction, attending the Meeting and voting on the proposal in person or by proxy, plus the approval of at least 66 2/3% of the votes cast by Thermo Shareholders.  If such approval is obtained and if other conditions to the Amalgamation becoming effective are satisfied or waived, it is expected that the Amalgamation will be completed on or about December 15, 2001.

An independent committee of the board of directors of Jenex, has determined that the Amalgamation is fair from a financial point of view to Jenex Shareholders and is in the best interests of Jenex and the Jenex Shareholders and recommends that Jenex Shareholders vote in favour of the Amalgamation.

The accompanying Information Circular provides a detailed description of the Amalgamation, Jenex, Thermo and the other matters to come before the Meeting. Please give this material your careful consideration, and, if you require assistance, consult your financial, income tax or other professional advisor.

To be represented at the Meeting, you must either attend the Meeting in person or complete and sign the enclosed form of proxy and forward it so as to reach or be deposited with Computershare Trust Company of Canada, at 600, 530 – 8th Avenue S.W., Calgary, Alberta, T2P 3S8 prior to 3:00 p.m. (Calgary time) on December 8, 2001.

Yours very truly,

 THE JENEX CORPORATION

Michael A. Jenkins

President and Chief Executive Officer

THE JENEX CORPORATION

NOTICE OF SPECIAL AND ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special and Annual Meeting (the "Meeting") of the holders of common shares (the "Jenex Shareholders") of THE JENEX CORPORATION ("Jenex") will be held at the Westin Hotel, Banff Room, 4th Avenue – 3rd Street SW, Calgary, Alberta on December 10, 2001, at 3:00 p.m. (Calgary time) for the following purposes:

1.

to consider and, if thought fit, approve, with or without variation, a special resolution, the full text of which is set forth in Schedule "D" to the accompanying Information Circular and proxy statement dated November 7, 2001 approving the Amalgamation of Jenex and Thermolabile Technologies Corporation Inc. under the provisions of the Business Corporations Act (Alberta), all as more particularly described in the Information Circular,  The proposed transaction, if completed, will constitute Jenex’s Qualifying Transaction under Alberta Securities Commission Rule 46-501 and Canadian Venture Exchange Policy 2.4.  The Qualifying Transaction must also be approved by at least 50% plus one (1) vote of the votes cast by Jenex Shareholders excluding Jenex Related Parties and Related Parties to the Qualifying Transaction;

2.

to consider, and, if thought appropriate approve with or without variation, the ordinary resolution to approve the Amalco Stock Option Plan as more particularly set forth in the Information Circular sent to Jenex Shareholders for the purposes of this Meeting;

3.

to receive and consider the financial statements of the Corporation from the period of Incorporation to  June 30, 2001, the auditors' report thereon and the report of the board of directors;

4.

to set the number of directors to be elected at the Meeting at five (5);

5.

to elect directors;

6.           to appoint the auditors and to authorize the directors to fix their remuneration as such;  and

7.

to transact such further and other business as may properly be brought before the Meeting or any adjournment thereof.

Specific details of the matters proposed to be put before the Meeting are set forth in the Information Circular, which Information Circular forms a part of this Notice.

Each person who is a Jenex Shareholder of record at the close of business on October 22, 2001 (the "Record Date"), will be entitled to notice of, and to attend and vote at, the Meeting provided that, to the extent a holder of common shares of Jenex as of the Record Date transfers the ownership of any of such shareholder's shares after such date and the transferee of those shares establishes that the transferee owns the shares and demands, not later than ten days before the Meeting, to be included in the list of common shareholders eligible to vote at the Meeting, such transferee will be entitled to vote those shares at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Calgary, Alberta

“Michael A. Jenkins”

November 7, 2001

President

IMPORTANT

Shareholders who are unable to attend the Meeting in person are requested to complete and sign the enclosed form of proxy and forward it in the enclosed envelope so as to reach or be deposited with ComputershareTrust Company of Canada, 600, 530 - 8th Avenue S.W., Calgary, Alberta T2P 3S8, not later than 3:00 p.m. (Calgary time) on December 8, 2001.

SUMMARY

This summary is qualified in its entirety by the more detailed information appearing elsewhere in the Notice of Special and Annual Meeting and this Information Circular, including the Schedules hereto.

The Meeting

The Meeting will be held on December 10, 2001 (3:00 p.m. Calgary time) at the Westin Hotel, Banff Room, 4th Avenue – 3rd Street SW, Calgary, Alberta for the purposes set forth in the accompanying Notice of Special and Annual Meeting. The business of the Meeting will be, among other things, to consider and vote upon the Amalgamation and to attend to other related business.

Purpose and Benefits of the Amalgamation and Recommendation of the Board of Directors

In coming to its conclusions and recommendations, the independent committee of the Board of Directors considered a number of factors including the following:

(a)

the terms of the Amalgamation Agreement;

(b)

the increase in efficiencies which are anticipated to result in reduced amounts for general and administrative, selling and marketing costs, in the case of Thermo;

(c)

the Amalgamation will enable Jenex Shareholders to participate in the growth of a medical device research and marketing company with an experienced management team;

(d)

information concerning the financial condition, results of operations, business, plans and prospects of Thermo and Jenex and the resulting potential for enhanced business efficiency, management effectiveness and financial results of the combined entity;

(e)

the increase in the market capitalization of the combined entity is expected to improve liquidity of investment for Thermo Shareholders and access to public capital for the combined entity; and

(f)

the Amalgamation will result in a combined entity which is financially and operationally stronger than any of Thermo or Jenex, enabling Amalco to more effectively undertake and compete in the pharmaceutical/over the counter therapeutic products market under a variety of economic conditions.

The Amalgamation

The Amalgamation Agreement provides for the implementation, subject to the satisfaction of certain conditions, of the Amalgamation.

After giving effect to the Amalgamation, Thermo and Jenex will be continued under the ABCA as a new corporation to be named "The Jenex Corporation" ("Amalco").  Jenex Shareholders will receive one (1) Amalco Share for each one (1) Jenex Share held and Thermo Shareholders will receive twelve and one-half (12.5) Amalco Class "A" Shares for each one (1) Thermo Share held.  Each Amalco Class "A" Share is convertible by the holder into one Amalco Share at any time and will automatically be converted at 5:00 p.m. (Calgary time) on the earlier of: (i), the date that is the fifth business day after a receipt is issued by the last of the securities regulatory authorities (the “Securities Regulators”) in the provinces of Canada where holders of Class "A" Shares are resident (the “Qualifying Jurisdiction”) for a (final) prospectus (the “Final Prospectus”) qualifying the distribution in such provinces of Canada of the Amalco Shares issuable upon conversion of the Class "A" Shares; and (ii) March 31, 2002.

On the Effective Date, each of the events set out below shall occur:

1.

The Amalgamation of Jenex and Thermo and their continuance as Amalco will become effective.

2.

The property of each of Jenex and Thermo continues to be the property of Amalco.

3.

Amalco continues to be liable for the obligations of each of Thermo and Jenex.

4.

Any existing cause of action, claim or liability to prosecution respecting either of Jenex and Thermo is unaffected.

5.

Any civil, criminal or administrative action or proceeding pending by or against Jenex or Thermo may be continued to be prosecuted by or against Amalco.

6.

A conviction against, or ruling, order or judgment in favour of or against, Jenex or Thermo may be enforced by or against Amalco.

7.

The articles of amalgamation of Amalco are deemed to be the articles of incorporation of Amalco and the certificate of amalgamation is deemed to be the certificate of incorporation for Amalco.

No fractional Amalco Shares will be issued.  In the event that the exchange ratio would otherwise result in a Jenex Shareholder or a Thermo Shareholder being entitled to a fractional Amalco Share, an adjustment will be made to the next highest whole number of Amalco Shares respectively.  For the purposes of such adjustment, all Jenex Shares beneficially held by a Jenex Shareholder and all Thermo Shares beneficially held by a Thermo Shareholder shall be aggregated and such a Jenex Shareholder or Thermo Shareholder shall only be entitled to one such adjustment.

Amalco Directors and Officers

If the Amalgamation Agreement is approved, the board of directors of Amalco shall initially consist of the following five directors:

Michael A. Jenkins	David D. Heighington
Donald F. Felice
Francis H. Barker
Michael C. Rowell

Additionally, the board of directors of Amalco will appoint the following persons to the offices indicated:

Name	Position
Michael A. Jenkins	President and Chief Executive Officer
Donald F. Felice	Vice President, USA Operations

Auditors of Amalco

If the Amalgamation Agreement is approved, Solursh Feldman & Partners LLP, Chartered Accountants, Toronto, Ontario, will be appointed as auditors for Amalco.

The Continuance

Jenex is currently governed by the ABCA and Thermo is governed by the OBCA. Generally speaking under applicable corporate law, two companies cannot amalgamate unless they are both governed by the same corporate statute.  Management of both Jenex and Thermo believe it is appropriate for the Amalgamated Corporation to be governed by the ABCA and to become extra provincially registered in each additional jurisdiction as required in the course of business.  In order to effect the Amalgamation, Thermo must continue under the ABCA immediately prior to closing the Amalgamation.

Amalco Stock Option Plan

The Amalco Option Plan is similar to the 10% rolling stock options program administered by the CDNX and its purpose is to assist directors, officers, employees and consultants of Amalco and any of its subsidiaries to participate in the growth and development of Amalco.  The total number of shares which may be issued under the Amalco Option Plan is approximately 2,626,056 and it is anticipated that these options will be granted immediately after closing of the Proposed Qualifying Transaction.  See "Amalco - Option Plan".

The total number of Amalco Shares which may be granted to any optionee under the Amalco Option Plan shall not exceed 5% of the outstanding Amalco Shares, and the maximum number of Amalco Shares which may be reserved for issuance to insiders under the Amalco Option Plan may not exceed 10% of the outstanding Amalco Shares, unless dissinterested shareholders approval is obtained, in which case up to 20% of the outstanding Amalco Shares may be reserved for issuance to insiders of Amalco.  The Amalco Option Plan will be administered by the board of directors of Amalco, subject to the policies of CDNX.  The board of directors of Amalco will have the discretion to determine to whom Amalco Options will be granted, the number of such Amalco Options, the exercise price of such Amalco Options and the terms and time frames in which the Amalco Options will be exercisable, provided that Amalco Options will be exercisable for a maximum of five years from the date of grant and the exercise price of such Amalco Options may not be lower than the closing price of the Amalco Shares on CDNX the day prior to the grant.

The Amalco Option Plan contains standard adjustment and anti-dilution provisions in the event of a merger, amalgamation, arrangement or sale of substantially all of the assets of Amalco or if there is a subdivision, consolidation or reclassification of the Amalco Shares.  Additionally, the Amalco Option Plan provides (unless the Amalco board of directors determines otherwise) for the acceleration of the vesting period for any Amalco Options granted if an unsolicited proposal is made with respect to Amalco or a take-over bid which is not exempt from the take-over bid requirements of the Securities Act (Alberta) is made for the Amalco Shares.

Procedure for the Amalgamation to Become Effective

The following procedural steps must occur in order for the Amalgamation to become effective:

(a)

the Amalgamation must be approved by at least 66 2/3% of the votes cast by Jenex Shareholders, as well as by at least 50% plus one (1) of the votes cast by Jenex Shareholders, excluding Jenex Related Parties and Related Parties of the Qualifying Transaction, present in person or by proxy at the Meeting and by at least 66 2/3% of each class of the votes cast by Thermo Shareholders, excluding Thermo Related Parties, present in person or by proxy at the Thermo Meeting;

(b)

all conditions precedent to the Amalgamation, as set forth in the Amalgamation Agreement, must be satisfied or waived by the appropriate party; and

(c)

Closing must have occurred, at which Closing all documents which are required in order to implement the Amalgamation will be executed by the appropriate parties.

Timing

If the Meeting is held as scheduled and the Special Resolution is passed and the other conditions to the Amalgamation becoming effective are waived or satisfied, it is anticipated that the Effective Date will occur on or about December 15, 2001.

Jenex

The principal business of Jenex is to identify and evaluate assets or businesses with a view to completion of a Qualifying Transaction approved by the CDNX and the majority of the minority shareholders of Jenex in accordance with the Policy.  It is proposed that Jenex amalgamate with Thermo pursuant to the provisions of the ABCA.  After giving effect the Amalgamation, Jenex and Thermo will be continued under the ABCA as a new corporation, which will retain the named "The Jenex Corporation".  The proposed Amalgamation, if completed, is intended to constitute the Qualifying Transaction of Jenex under the Rule.

Thermo

Thermolabile Technologies Corporation Inc. ("Thermo"), is a medical device research company which has developed and patented a thermal therapeutic device for the prevention of the Herpes Simplex Virus (HSV-1), or what is commonly referred to as “cold sores”. The device has received regulatory approval under the Health Canada Therapeutic Products Programme and a medical device license number was issued on June 15, 2000 in accordance with Medical Device Regulations.  Thermo is currently in the process of seeking approval from the U.S. Food and Drug Administration to make the marketing claim that the use of its patented thermal therapeutic device will prevent the outbreak of HSV-1. Headquartered in Burlington, Ontario, Thermo has been in commercial operation since 1999. Thermo is not currently a reporting issuer in any jurisdiction in Canada and its shares are not listed for trading on any stock exchange.

Stock Exchange Listings

The Jenex Shares are listed and posted for trading on CDNX under the symbol "JEN".  On November 7, 2001, the last trading day for Jenex Shares, the closing price on CDNX was $0.85. Following the Effective Date of the Amalgamation, the Amalco Shares will be listed for trading on CDNX. The CDNX has conditionally approved the listing of the Amalco Shares and the Amalco Shares to be issued upon conversion of the Amalco Class "A" Shares.  The Amalco Class "A" Shares will not be listed on the CDNX or any other exchange.

INFORMATION CIRCULAR AND PROXY STATEMENT

INTRODUCTION

This Information Circular and Proxy Statement is furnished in connection with the solicitation of proxies by the Management of Jenex for use at the Jenex Meeting to be held on December 10, 2001.

The Jenex Meeting has been called for the purpose of considering and, if deemed advisable, passing the Special Resolution approving, among other things, the Amalgamation of Jenex and Thermo, which if approved will constitute Jenex’s Qualifying Transaction. The Amalgamation must also be approved by a majority of the minority of Jenex Shareholders.

Details of the Amalgamation are set forth below under "The Amalgamation - Details of the Amalgamation".

The Jenex Meeting has also been called for the purposes of considering the financial statements of Jenex for the period ended June 30, 2001 and the auditors' report thereon and the report of the board of directors, setting the number of directors to be appointed at the Jenex Meeting at five (5), electing directors, appointing auditors, authorizing the board of directors of Jenex to fix their remuneration as such, and  approving an ordinary shareholders resolution approving the Amalco Option Plan, and any other business which may properly come before the Jenex Meeting.

All information contained in this Information Circular with respect to Jenex was provided by Jenex for inclusion herein, and with respect to that information, Thermo and its board of directors and officers have relied solely on the information provided by Jenex.  All information contained in this Information Circular with respect to Thermo was supplied by Thermo for inclusion herein, and with respect to that information, Jenex and its board of directors and officers have relied solely upon the information provided by Thermo.

Information herein is given as of November 7, 2001 except where otherwise noted.

GLOSSARY OF TERMS

The following is a glossary of terms and abbreviations used frequently throughout this Information Circular.

"ABCA" means the Business Corporations Act (Alberta).

"Agent" or "Sponsor" means Raymond James Ltd.

"ASC" means the Alberta Securities Commission.

"Amalco" or "Amalgamated Corporation " or "Resulting Issuer" means the continuing corporation to be constituted upon the Amalgamation becoming effective.

"Amalco Escrow Shares" means the Amalco Shares held by directors, officers, promotors and Control Persons of Amalco, which will be subject to the terms of a Surplus Security Escrow Agreement.

"Amalco Shares" means the common shares in the authorized capital of Amalco.

"Amalco Class “A” Shares " means the Class “A” Shares in the capital of Amalco to be issued in exchange for all of the issued and outstanding Thermo Shares, with each Class “A” Share being convertible at any time, for no additional consideration, into one Amalco Share in accordance with the terms set forth in the Articles of Amendment attached to the Amalgamation Agreement.

"Amalco Stock Option Plan" or "Amalco Option Plan" means the incentive stock option plan to be implemented on the effective date and attached as Schedule "C" to the Amalgamation Agreement.

"Amalco Options" means options to purchase Amalco Shares pursuant to the Amalco Stock Option Plan.

"Amalgamation" means the proposed Amalgamation of Jenex and Thermo under the provisions of Sections 175 and 176 of the ABCA and pursuant to the Amalgamation Agreement.

"Amalgamation Agreement" means the Amalgamation Agreement between Jenex and Thermo dated September 16,  2001, setting forth the terms and conditions of the Amalgamation.

"CDNX" means the Canadian Venture Exchange Inc.

"CDNX Discount Seed Share Escrow Agreement" means means an escrow agreement in Form 2F as modified by Schedule B(2) which provides generally, that initial releases from escrow commence on the date of the Final Exchange Notice and which provides that in the event an Exchange Notice is issued delisting the CPC, all Discount Seed Shares held by Insiders, or trusts or holding companies controlled by Insiders, shall be forfeited and cancelled.

"CDNX Surplus Security Escrow Agreement" means the escrow agreement among Amalco, ComputershareTrust Company of Canada, Michael A. Jenkins, Donald F. Felcie, and Francis H. Barker to be entered into on closing of the Proposed Qualifying Transaction.  See "Escrowed Securities".

"CDNX Escrowed Shares" means, collectively, the Amalco shares to be issued under the Amalgamation that will be held subject to the CDNX Escrow Agreement.  See "Escrowed Securities".

"Control Person" means a person or company that holds or is one of a combination of persons or companies that holds more than 20% of the voting securities of the Corporation, or a sufficient number of securities so as to materially affect its control.

"Corporation" or "Jenex" means The Jenex Corporation, as the context may require.

"Dissenting Shareholders" means any shareholder who chooses to dissent to the proposed Amalgamation in accordance with Section 184 of the ABCA.

"Effective Date" means the date the Certificate of Amalgamation is issued under the ABCA in respect of the Amalgamation.

"Escrow Agreements" means, collectively, the CDNX Discount Escrow Agreement and the CDNX Surplus Escrow Agreement.

"Information Circular" means the Information Circular dated November 7, 2001 sent to Jenex Shareholders.

"Jenex Related Parties" means the promoters, officers, directors and other insiders of the Corporation and associates or affiliates thereof.

"Jenex Shareholder" or "Corporation Shareholder" means holders of the issued and outstanding share capital of the Corporation.

"Jenex Shares" means  Jenex common shares.

"Jenex Options" means, the previously granted options to purchase 566,666 Jenex Shares to Jenex directors and officers.

"Letter of Intent" means the Letter of Intent made June 27, 2001 between the Corporation and Thermo.  See "Particulars of Matters to be Acted Upon - Qualifying Transaction - Background".

"Qualifying Transaction" has the meaning ascribed thereto under the heading "Particulars of Matters to be Acted Upon - Qualifying Transaction – The Policy".

"Policy" or "Rule" means Policy 2.4 of the CDNX Corporate Finance Manual.

"Proposed Qualifying Transaction" means the Amalgamation of the Corporation with Thermo pursuant to the terms and conditions as set forth in the Amalgamation Agreement.

"OBCA" means the Business Corporations Act (Ontario).

"Related Party" means in relation to a company, a promoter, officer, director, other insider or control person of that company (including an issuer) and any associates and affiliates of any of such persons.  In relation to an individual, Related Party means any associates of the individual or any company of which the individual is a promoter, officer, director, or control person.

"Related Parties to the Qualifying Transaction" means the Seller(s), any Target Issuer(s), the Related Parties of the Sellers(s), the Related Parties of any Target Issuer(s) and all other parties to or associated with the Qualifying Transaction  and Associates or Affiliates of all such other parties (all capitalized terms shall have the same meaning as ascribed thereto under the Policy).

"Record Date" means October 22, 2001.

"Shareholders" means, collectively, the holders of the issued and outstanding share capital of Thermo and/or Jenex, as the context requires, prior to the Effective Date.

"Sponsorship Agreement " means the agreement between Jenex and the Sponsor whereby the Sponsor has agreed to sponsor the Proposed Qualifying Transaction and provide a sponsorship letter to the CDNX.

"Surplus Securities" means securities issued pursuant to a transaction, for which the deemed value of the securities exceeds the value ascribed to the asset, using an acceptable valuation method, or securities which are otherwise determined by the CDNX to be surplus securities and are required to be placed in escrow under a Surplus Security Escrow Agreement.

"Surplus Security Escrow Agreement" means an escrow agreement in CDNX Form 5D to which Surplus Securities will be subject and which includes Schedule B(4) of Form 5D.

"Thermo" means Thermolabile Technologies Corporation Inc.

"Thermo Common Shares" or “Thermo Shares” means common shares in the capital of Thermo.

"Thermo Related Parties" means promoters, officers, directors and other insiders of Thermo and associates or affiliates thereof.

"Thermo Shares" means, the Thermo Common Shares.

"Thermo Shareholders", means, collectively, the holders of the issued and outstanding share capital of Thermo.

TABLE OF CONTENTS

SUMMARY

INFORMATION CIRCULAR AND PROXY STATEMENT

GLOSSARY OF TERMS

PART I

GENERAL PROXY MATERIALS

SOLICITATION OF PROXIES

APPOINTMENT AND REVOCATION OF PROXIES

PROXY VOTING

VOTING SECURITIES OF THE CORPORATION AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES OF THERMO AND PRINCIPAL HOLDERS THEREOF

PART II

THE AMALGAMATION

Effect

Reasons for the Amalgamation

Details of the Amalgamation

Amalgamation and Share Exchange Ratio

Representations, Warranties and Covenants

Conditions of the Amalgamation

Termination of Amalgamation Agreement

Procedure for Exchange of Certificates

Shareholder Approval

AMALCO

Name

Directors and Management of Amalco

Management Background

Description of Share Capital of Amalco

By-Laws

Auditors, Registrar and Transfer Agent

Amalco Option Plan

FEES AND EXPENSES

DISSENTING SHAREHOLDERS

INTERESTS OF INSIDERS IN THE AMALGAMATION

Part III

INFORMATION CONCERNING THE JENEX CORPORATION

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

PROMOTERS

MANAGEMENT CONTRACTS

DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

Compensation of Executive Officers

Compensation of Directors

Plans and Share Options

Other Compensation

Termination of Employment or Change of Control

INDEBTEDNESS OF DIRECTORS, SENIOR OFFICERS, EXECUTIVE OFFICERS AND OTHER MANAGEMENT

CONFLICTS OF INTEREST

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

EXISTING SHARE CAPITAL AND PRIOR SALES

Prior Sales

FULLY DILUTED SHARE CAPITAL AND SHARE AND LOAN CAPITAL

Fully Diluted Share Capital

Capitalization

TRADING RANGE OF THE COMMON SHARES

DIVIDEND POLICY

ESCROWED SECURITIES

MATERIAL CONTRACTS

AUDITORS, TRANSFER AGENT AND REGISTRAR

FINANCIAL STATEMENTS

LEGAL PROCEEDINGS

PARTICULARS OF MATTERS TO BE ACTED UPON

I.

Receipt of Directors Report and Financial Statements

II.

Appointment Of Auditors

III.

Election Of Directors

IV.

Approval of Stock Option Plan

V.

Qualifying Transaction

Part IV

INFORMATION CONCERNING THERMOLABILE TECHNOLOGIES CORPORATION INC..

The Corporation

Intercorporate Relationships

Acqusitions and Dispositions

BUSINESS OF THERMO/AMALCO

Stated Business Objectives

Milestones To Be Achieved

Facts About Cold Sores

Available Treatments

The Thermal Therapeutic Device

Product Description and Function

Double Blind Study

The Development of Thermo

Product Marketing Strategy

Market Demand

Revenue Sources and Operations

    Research and Development

    Manufacturing

    Competition

    Organizational Structure

    Strategic Partners/Advisory Board

INTELLECTUAL PROPERTY AND OTHER PROPRIETARY RIGHTS

REGULATORY APPROVALS AND IMPACT OF REGULATIONS

FACILITIES

MANAGEMENT OF THERMO/RESULTING ISSUER

SUMMARY AND ANALYSIS OF FINANCIAL OPERATIONS

MANAGEMENT'S DISCUSSION AND ANALYSIS OF OPERATING

RESULTS

ADMINISTRATION

AVAILABLE FUNDS

PRINCIPAL PURPOSES

RISK FACTORS

Risks Associated with the Industry

Risks Associated with Thermo

Risks Associated with the Amalgamation

DIRECTORS OFFICER AND PROMOTERS OF THERMO

NEW DIRECTORS AND OFFICERS OF THE RESULTING

 ISSUER

DIRECTORS, OFFICERS, PROMOTORS, AND PERSONS HOLDING MORE THAN 10% OF THE ISSUED EQUITY SHARES OF THE RESULTING ISSUER

AGGREGATE OWNERSHIP OF SECURITIES

PUBLIC AND INSIDER OWNERSHIP

OTHER REPORTING ISSUERS

ESCROW PROVISIONS

EXECUTIVE COMPENSATION

Thermo Summary Compensation Table

Compensation of Executive Officers

Compensation of Directors

Plans and Share Options

Other Compensation

Termination of Employment or Change of Control

PROPOSED COMPENSATION FOR RESULTING ISSUER

Summary Compensation Table

EXISTING SHARE CAPITAL AND PRIOR SALES

Prior Sales

FULLY DILUTED SHARE CAPITAL AND SHARE AND LOAN CAPITAL OF RESULTING ISSUER

Fully Diluted Share Capital

Thermo Share and Loan Capital

        Options and Other Rights to Purchase Securities

PROMOTERS

OTHER MATERIAL FACTS

Corporate Cease Trade Orders or Bankruptcies

Penalties or Sanctions

Individual Bankruptcies

Conflicts of Interest

Sponsorships

Professional Relationships

        Securities Laws Matters

INDEBTEDNESS OF DIRECTORS, OFFICERS, PROMOTORS, AND OTHER MANAGEMENT

RELATED PARTY TRANSACTIONS

MATERIAL CONTRACTS

AUDITORS, TRANSFER AGENT AND REGISTRAR

LEGAL PROCEEDINGS

FINANCIAL STATEMENTS

   CERTIFICATE OF THE CORPORATION

CERTIFICATE OF THERMOLABILE TECHNOLOGIES CORPORATION INC..

Schedules

“A” Jenex Financial Statements

A-1

“B” Thermo Financial Statements

B-1

“C” Jenex Pro-Forma Financial Statements

C-1

“D” Jenex Special Resolution

D-1

“E” Section 184 ABCA

E-1

PART I

GENERAL PROXY MATERIALS

Solicitation of Proxies

This Information Circular is furnished in connection with the solicitation of proxies by the management of Jenex for use at the special and annual meeting of Jenex Shareholders to be held on December 10, 2001 at 3:00 p.m. (Calgary time) and at any adjournment thereof, for the purposes set forth in the Notice of Meeting. Proxies must be delivered to Computershare Trust Company of Canada at 600, 530 - 8th Avenue S.W., Calgary, Alberta T2P 3S8, not less than 48 hours before the time for holding the Meeting or any adjournment thereof.

Only holders of record at the close of business on October 22, 2001 (the "Record Date") of Jenex Shares are entitled to notice of and to attend the Meeting or any adjournment thereof and to vote thereat unless after the Record Date a holder of record transfers his Jenex Shares and the transferee, upon producing properly endorsed certificates evidencing such shares or otherwise establishing that he or she owns such shares, requests not later than ten days before the Meeting, that the transferee's name be included in the list of shareholders entitled to vote, in which case the transferee shall be entitled to vote such shares at the Meeting.  Jenex Shareholders may vote in person at the Meeting or any adjournment or adjournments thereof, or they may appoint another person (who need not be a shareholder) as their proxy to attend and vote in their place.

Jenex Shareholders who are unable to attend the Meeting in person are requested to date and sign the enclosed form of proxy and return it in the enclosed return envelope. In order to be valid and acted upon at the Meeting, forms of proxy must be returned to the address shown on the envelope not less than 48 hours before the time for holding the Meeting or any adjournment thereof or deposited with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof.

The instrument appointing a proxy shall be in writing and shall be executed by the Jenex Shareholder or his attorney authorized in writing or, if the Jenex Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized.

The persons named in the enclosed form of proxy are directors and officers of Jenex. A Jenex Shareholder submitting the proxy has the right to appoint another person (who need not be a shareholder of Jenex) to represent him or her or it at the Meeting. To exercise this right, the Jenex Shareholder should insert the name of the desired representative in the blank space provided in the form of proxy and strike out the other names, or submit another appropriate proxy.

Jenex Shareholders who do not hold their shares in their own name (referred to herein as “Beneficial Jenex Shareholders”) are advised that only proxies from Jenex Shareholders of record can be recognized and voted upon at the Meeting. Beneficial Jenex Shareholders who complete and return an instrument of proxy must indicate thereon the person (usually a brokerage house) who holds their shares as a registered Shareholder. Every intermediary (broker) has its own mailing procedure, and provides its own return instructions, which should be carefully followed. The instrument of proxy supplied to Beneficial Jenex Shareholders is identical to that provided to registered shareholders.  However, its purpose is limited to instructing the registered Jenex Shareholder how to vote on behalf of the Beneficial Jenex Shareholder. Beneficial Jenex Shareholders who wish to attend the Meeting and vote their Jenex Shares in person must make arrangements to have their Jenex Shares registered in their own name prior to the Meeting.  Jenex Shareholders can also appoint a registered Jenex Shareholder as proxy with voting instructions on behalf of the Beneficial Jenex Shareholder.

All references to shareholders in this Information Circular and the accompanying instrument of proxy and Notice of Meeting are to Jenex Shareholders of record, unless specifically stated otherwise.

Revocability of Proxy

A shareholder who submits a proxy may revoke it at any time prior to the exercise thereof. If a person who has given a proxy attends personally at the Meeting such person may revoke the proxy and vote in person. In addition to revocation in any other manner permitted by law a proxy may be revoked by instrument in writing executed by the shareholder or his, her or its attorney authorized in writing or if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited either at the head office of Jenex at any time up to and including the last business day before the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits, the proxy is revoked.

Persons Making the Solicitation

This solicitation is made on behalf of the management of Jenex. The costs incurred in the preparation and mailing of the Form of Proxy, Notice of Meeting and this Information Circular will be borne by Jenex. ln addition to the use of mails, proxies may be solicited by personal interviews, or by other means of communication or by directors, officers and employees of Jenex, who will not be compensated therefore.

In accordance with National Policy Statement No. 41, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Jenex Shares and Jenex may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by Jenex.

Exercise of Discretion by Proxy

The Jenex Shares represented by proxy in favour of management nominees will be voted at the Meeting and where the Shareholder specifies a choice with respect to any matter to be acted upon, the Jenex Shares will be voted in accordance with the specification so made.

In the absence of such specification, such Jenex Shares will be voted in FAVOUR of the matters to be acted upon as set out herein. The person appointed under the form of proxy furnished by Jenex are conferred with discretionary authority with respect to amendments or variations of those matters specified in the form of proxy and Notice of Meeting and with respect to any other matters which may properly be brought before the Meeting or any adjournment thereof. If any such matters should come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgement unless the Jenex Shareholder has specified to the contrary or that Jenex Shares are to be withheld from voting.  At the time of printing this Information Circular, the management of Jenex knows of no such amendment, variation or other matter.

Interest of Certain Persons in Matters to Be Acted Upon

Other than as disclosed in this Information Circular, no person who has been a director or officer of Jenex at any time since the beginning of the last financial year or any proposed nominee for election as a director nor any associate or affiliate of such person, has an interest in the matters to be acted on at the Meeting. The proposed Acquisition is a non-arm’s length transaction, as certain directors and officers of Jenex own or control approximately 86.6% of the aggregate number of issued and outstanding Thermo Shares.

Voting Securities Of The Corporation And Principal Holders Thereof

As of October 22, 2001 (record date), Jenex had 5,666,667 Shares issued and outstanding, which are its only outstanding voting securities.  Each Jenex Share entitles the holder thereof to one vote.

Jenex will prepare, as of the Jenex Record Date, October 22, 2001, a list of Jenex Shareholders entitled to receive the Notice of the Jenex Meeting and showing the number of Jenex Shares held by each such Jenex Shareholder. Each person named in the list of Jenex Shareholders will be entitled to notice of, to attend and vote the Jenex Shares shown opposite such Jenex Shareholder's name at the Jenex Meeting; provided that, to the extent that such Shareholder transfers the ownership of such Jenex Shares after the Jenex Record Date and the transferee of those shares establishes that the transferee owns the shares and demands, not later than ten days before the Jenex Meeting, to be included in the list of Jenex Shareholders eligible to vote at the Jenex Meeting, such transferee will be entitled to vote such Jenex Shares at the Meeting.

Pursuant to the by-laws of Jenex, business may be transacted at the Jenex Meeting if not less than two persons are present, who hold or represent by proxy not less than 5% of the Jenex Shares entitled to vote at the Meeting.

To the knowledge of the directors and senior officers of Jenex, there are no persons who beneficially own, directly or indirectly, or exercise control or direction over, shares carrying more than 10% of the voting rights attached to all of the issued and outstanding shares of Jenex other than as set out in "Information Concerning The Jenex Corporation - Principal Shareholders".

PART II

THE AMALGAMATION

Effect

After giving effect to the Amalgamation, Jenex and Thermo will amalgamate and continue as one corporation under the name "The Jenex Corporation" and former Jenex Shareholders (other than Dissenting Jenex Shareholders) and former Thermo Shareholders (other than the Dissenting Thermo Shareholders) will be shareholders of Amalco.  Pursuant to the Amalgamation, each shareholder of Jenex, as of the Effective Date (other than Dissenting Shareholders entitled to be paid the fair value of their common shares) will become a security holder of Amalco on the basis of one (1) Amalco Share for each Jenex Share and each shareholder of Thermo will receive twelve and one-half (12.5) Amalco Class "A" Shares for each Thermo Share held.  After giving effect to the Amalgamation, on the Effective Date, Amalco will have approximately 31,927,229 Amalco Shares (assuming the conversion of the Amalco Class "A" Shares into Amalco Shares) outstanding of which former shareholders of Jenex will own approximately 17.7%, and former Thermo Shareholders will own approximately 82.3%.

Each Amalco Class "A" Share is convertible by the holder into one Amalco Share at any time and will automatically be converted at 5:00 p.m. (Calgary time) on the earlier of: (i), the date that is the fifth business day after a receipt is issued by the last of the Securities Regulators in Qualifying Jurisdiction for a Final Prospectus qualifying the distribution in such provinces of Canada of the Amalco Shares issuable upon conversion of the Amalco Class "A" Shares; and (ii) March 31, 2002.

To the best of the knowledge of the directors and senior officers of Jenex or Thermo, no person or company will beneficially own, directly or indirectly, or exercise control of direction over, more than 10% of the issued and outstanding Amalco Shares as at the Effective Date except as follows:

Name And Address	Type of Ownership	Number of Proposed Amalco Shares (2)	Percentage Of Class After Completion Of The Qualifying Transaction
Michael A. Jenkins(1) Burlington, Ontario	Registered	12,383,333	38.8%
Donald F. Felice(1) Alliance, Ohio, U.S.A	Registered	12,250,000	38.4%

Notes:

(1)

In addition, these individuals have been granted stock options.  See “Information Concerning The Jenex Corporation – Plans and Share Options”.

(2)

Assuming the conversion of Amalco Class "A" Shares into Amalco Shares.

Reasons for the Amalgamation

The board of directors of Jenex believes that the most efficient method of effecting a merger with Thermo as Jenex’s Proposed Qualifying Transaction (if approved by Shareholders) is by way of the Amalgamation.  Thermo is a "private issuer", as such term is defined in the Securities Act (Alberta), in that it currently has less than fifty shareholders not in its employment or former employment.  Utilizing the Amalgamation to effect the Proposed Qualifying Transaction rather than a formal take-over bid is otherwise neutral to Shareholders of Jenex and Thermo.

Details of the Amalgamation

On September 16, 2001, Jenex and Thermo entered into the Amalgamation Agreement whereby they agreed to implement the Amalgamation and continue as one corporation, subject to a number of conditions. See "The Amalgamation Agreement".  The Amalgamation will become effective on the Effective Date, which is expected to be on or about December 15, 2001.  On the Effective Date:

(a)

each Jenex Shareholder shall receive one (1) fully paid and non-assessable Amalco Share for each Jenex Share held, following which all such Jenex Shares shall be cancelled;

(b)

each holder of Thermo Shares will receive twelve and one-half (12.5) fully paid and non-assessable Amalco Class "A" Shares in exchange for each Thermo Share held, following which all such Thermo Shares shall be cancelled;

(c)

the Amalgamation of Thermo and Jenex will become effective;

(d)

the Property of each of Thermo and Jenex continues to be the property of Amalco;

(e)

Amalco continues to be liable for obligations of each of Thermo and Jenex;

(f)

any existing cause of action, claim or liability to prosecution respecting either of Thermo and Jenex is unaffected;

(g)

any civil, criminal or administrative action or proceeding pending by or against, Thermo or Jenex may be continued to be prosecuted by or against Amalco;

(h)

a conviction against, or ruling, order or judgement in favour of or against, an amalgamating corporation may be enforced by or against the amalgamated corporation; and

(i)

the Articles of Amalgamation of Amalco are deemed to be the Articles of Incorporation of Amalco and the Certificate of Amalgamation is deemed to be the Certificate of Incorporation for Amalco.

Fractional Amalco Shares will not be issued.  Where the exchange ratio would otherwise result in a Thermo Shareholder or Jenex Shareholder being entitled to receive a fractional Amalco Share or Amalco Class "A" Share, such person will be entitled to receive the next higher whole number of Amalco Shares or Amalco Class "A" Shares.  In calculating such fractional interests, all Jenex Shares or Thermo Shares held by a beneficial holder shall be aggregated.

Completion of the Amalgamation is subject to compliance with the terms and conditions set forth in the Amalgamation Agreement.  Upon the Amalgamation becoming effective, Jenex and Thermo will continue as one corporation (i.e. Amalco) which will own all of the assets, properties, rights, privileges and franchises and be subject to all of the liabilities, contracts and obligations of each of the amalgamating corporations.  The ABCA provides that, upon receipt of Articles of Amalgamation, the Registrar of Corporations shall issue the Certificate of Amalgamation whereupon the Amalgamation will become effective.

It is the intention of the persons named in the enclosed Instrument of Proxy for Jenex, if not expressly directed to the contrary in such Instrument of Proxy, to vote such proxy in favour of the Special Resolution set forth in Schedule E hereto.

THE AMALGAMATION AGREEMENT

The Amalgamation Agreement dated as of September 16, 2001 among Jenex and Thermo provides for the merger of Jenex and Thermo by way of Amalgamation.  A copy of the Amalgamation Agreement will be available for inspection at the registered office of Jenex and Thermo during normal business hours up to and including the date of the Meeting.

Amalgamation and Share Exchange Ratio

The Amalgamation Agreement provides for the Amalgamation of Jenex and Thermo and sets forth the share exchange ratio to be utilized to the Amalgamation.  Such ratio is set forth above under the heading  "The Amalgamation - Details of the Amalgamation".

Representations, Warranties and Covenants

The Amalgamation Agreement contains detailed representations and warranties made by each of Jenex and Thermo to the other in respect of their respective assets, liabilities, capital, financial position and operations.  Each of Jenex and Thermo also provide covenants in favour of the other which govern the conduct of their operations and affairs prior to the completion of the Amalgamation.

Conditions of the Amalgamation

The Amalgamation Agreement contains a number of conditions precedent to the obligations of Jenex and Thermo thereunder.  Unless all of such conditions are satisfied or waived by the party or parties for whose benefit such conditions exist, to the extent they may be capable of waiver, the Amalgamation will not proceed.  The following is a summary of the significant conditions contained in the Amalgamation Agreement:

(a)

Jenex Shareholders shall have approved the Proposed Qualifying Transaction by way of a special resolution of 66-2/3% of the votes cast in accordance with the requirements of the ABCA, as well as by at least 50% plus one (1) vote of the votes cast by Jenex Shareholders excluding Jenex Related Parties and Related Parties to the Qualifying Transaction;

(b)

Thermo Shareholders shall have approved the Amalgamation at the Meeting by way of a special resolution of 66-2/3 % of the votes cast in accordance with the requirements of the ABCA excluding Thermo Related Parties and Related Parties to the Qualifying Transaction;

(c)

the CDNX shall have conditionally approved the Amalgamation of Jenex with Thermo as Jenex’s Qualifying Transaction and shall have conditionally approved for listing the Amalco Shares to be issued pursuant to the Amalgamation;

(d)

all consents and all regulatory orders that may be required in connection with the Amalgamation shall have been obtained;

(e)

Amalco shall meet the minimum listing requirements as defined in the Policy, on the Effective Date; and

(f)

no change, fact or circumstance shall have occurred in the affairs, operations or business of Jenex or Thermo that is materially adverse to either Jenex's or Thermo's interest in proceeding with the Amalgamation.

Termination of Amalgamation Agreement

The Amalgamation Agreement may, prior to the issuance of the Certificate of Amalgamation, be terminated by mutual agreement of the respective boards of directors of Jenex and Thermo, without action on the part of the Jenex Shareholders or Thermo Shareholders.  See "The Amalgamation – The Amalgamation Agreement".

Procedure for Exchange of Certificates

On the Effective Date, the register of transfers of common shares shall be closed and Shareholders shall be deemed to be the registered holders of the Amalco Shares or Amalco Class "A" Shares, without regard to the date or dates on which the certificates formerly representing Jenex Shares or Thermo Shares are physically surrendered.  A form of letter of transmittal containing instructions with respect to the surrender of share certificates representing the Jenex Shares and the Thermo Shares will be forwarded after the Effective Date to respective Jenex Shareholders or Thermo Shareholders for use in exchanging their respective certificates.  Upon surrender of properly completed letters of transmittal together with share certificates representing Jenex Shares and Thermo Shares to Amalco’s transfer agent, certificates for the appropriate number of Amalco Shares or Amalco Class "A" Shares will be issued.  After the Effective Date, no further registers of transfers of Jenex Shares or Thermo Shares will be made and if a certificate representing such shares is presented for transfer, a certificate representing the appropriate number of Amalco Shares or Amalco Class "A" Shares will be issued.

Shareholder Approval

The Amalgamation is considered to be, in the case of Jenex, a "Qualifying Transaction" within the meaning of the Policy.  In order to complete the Amalgamation, Jenex and Thermo must obtain the approval by way of a special resolution of the Jenex Shareholders and Thermo Shareholders at a duly constituted meeting.  In the case of Jenex, the Amalgamation must also be approved by a majority of at least 50% plus one (1) vote of the votes cast at the Meeting excluding votes cast by Related Parties of Jenex, Thermo Related Parties and Related Parties to the Qualifying Transaction.  If the special resolution is not passed by a majority of at least 66 2/3% of the Jenex Shareholders and Thermo Shareholders, or in the case of Jenex, by a majority of at least 50% plus one (1) vote of the votes cast by minority shareholders at the Meeting, management of Jenex and Thermo will not proceed with this transaction in this form.  In such event, the management of Jenex and Thermo may reconsider the transaction in the hope of restructuring it in a form which will be satisfactory to the Jenex Shareholders, the Thermo Shareholders and the CDNX.

AMALCO

The following is a summary only of the Amalgamation, which is qualified entirely by the Amalgamation Agreement.  A copy of the Amalgamation Agreement will be available for inspection at the registered offices of Jenex and Thermo during normal business hours up to and including the date of the Meeting.

Name

The name of Amalco will be "The Jenex Corporation" and its registered office will be located at 490, 700 – 4th Avenue SW, Calgary, Alberta, T2P 3J4 and its principal and records office will be located at 940 Sheldon Court, Suite 207, Burlington, Ontario, L7L 5K6.

Directors and Management of Amalco

The Articles of Amalgamation attached to the Amalgamation Agreement provide that the number of directors shall be a minimum of three and a maximum of fifteen.  The proposed directors of Amalco, as set forth in the Amalgamation Agreement shall initially consist of the following five directors:  See "Amalco – Management Background".

NAME	POSITION
Michael A. Jenkins	Director
Donald F. Felice	Director
Francis H. Barker	Director
Michael C. Rowell	Director
David D. Heighington	Director

The proposed officers of Amalco and the offices that they will hold are as follows:

NAME	POSITION
Michael A. Jenkins	President and Chief Executive Officer
Donald F. Felice	Vice President, U.S.A. Operations

Management Background

Name and Municipality of Residence	Office and Date First Appointed to Thermo	Principal Occupation and Positions During Last Five Years	Thermo Shares held prior to the Qualifying Transaction	Amalco Shares held after the Qualifying Transaction (4) (5)
Michael A. Jenkins Burlington, Ontario	President and Chief Executive Officer

Since 1999, Mr. Jenkins has been President of Thermolabile Technologies Corporation Inc., a privately held medical device research company located in Burlington, Ontario. Since 1989, President of Jencor International Inc., a privately held consumer products company that develops back chair devices and sports supports.

			900,000 (2)	12,383,333 (3)
Donald F. Felice Alliance, Ohio, U.S.A. (1)	Vice President

Since 1999, Mr. Felice has been Vice President of Thermolabile Technologies Corporation Inc.’s U.S. based operations. From 1991 to 1999, Mr. Felice acted as a private consultant to medical device research and development companies in Canada and the U.S.

			900,000 (2)	12,250,000 (3)
Francis H. Barker (1) Ponte Vedra Beach, Florida, USA	N/A

From 1986 to 1996, Mr. Barker was the Corporate Vice President of Johnson & Johnson, a U.S. based major pharmaceutical company.  From 1996 to 2001, Mr. Barker served as director with Catalina Marketing Corporation, listed on the New York Stock Exchange, and from 1998 to 2001, Mr. Barker served as a director with Aradigm Corporation, listed on the NASDAQ Stock Exchange.

			20,000 (2)	316,667 (3)
Michael C. Rowell(1) Calgary, Alberta	N/A

From 1999 to 2001, Mr. Rowell was a director with Digital Artisans Guild Inc., a CDNX listed company. Prior thereto and from 1995 to 2000, Mr. Rowell was director and Chief Information Officer of Offsite Data Services Ltd., a CDNX listed company which was acquired by Jaws Technologies Inc. in 2000.

			Nil	66,667 (6)
David D. Heighington Calgary, Alberta	N/A

Associate with Singh Walters Bindal, Barristers & Solicitors, Calgary, Alberta since 2000.  Since 1999, Mr. Heighington has served as corporate secretary of Organic Earth Corp., a CDNX listed company.  Director of marketing and sales for North Shore Properties (Alberta) Inc. since 1997. From 1997 to 1998 Articling Student with the Alberta Securities Commission and the law firm of Armstrong Perkins Hudson LLP. Prior thereto Mr. Heighington read for his LL.B (Hons.) at the University of Durham, Durham, England.

			Nil	66,667 (6)

Notes:

(1)

Members of the Audit Committee.

(2)

Prior to giving effect to the 12.5 for 1 exchange ratio. See "The Amalgamation".

(3)

To be held in escrow under the CDNX Surplus Security Escrow Agreement and under CDNX  Discount Share Escrow Agreement.  For specifics see "Disclosure Regarding Target Issuer, RTO, and Resulting Issuer  – Escrow Provisions".

(4)

After taking into effect the issuance of 26,260,562 Amalco Shares to Thermo shareholders (assuming conversion of the Amalco Class "A" Shares) pursuant to the Amalgamation Agreement.  See "The Amalgamation".

(5)

After giving effect to the Proposed Qualifying Transaction the directors and officers of Amalco will hold 25,083,334 Amalco Shares (assuming conversion of the Amalco Class "A" Shares) representing approximately 78.6% of the outstanding Amalco Shares.

(6)

Subject to CDNX Discount Seed Share Escrow Agreement.  See "Disclosure Regarding Target Issuer, RTO, and Resulting Issuer  – Escrow Provisions".

Description of Share Capital of Amalco

Amalco will be authorized to issue an unlimited number of common shares without nominal or par value, an unlimited number of preferred shares, and an unlimited number of class "A" common shares (the provisions of which are set forth in Amalco Articles of Amalgamation).  Upon giving effect to the Amalgamation, Amalco will have approximately 31,927,229 Amalco Shares (after giving effect to the conversion of Amalco Class "A" Shares) outstanding, subject to changes, prior to the Effective Date.

The holders of Amalco Shares will be entitled to dividends as and when declared by the board of directors, to one vote per share at meetings of shareholders of Amalco and, on dissolution, to receive the remaining property of Amalco.

The Amalco preferred shares may be issued from time to time in one or more series, each series consisting of a number of Amalco preferred shares as determined by the board of directors of Amalco which may also fix the designation, rights, privileges, restrictions and conditions attaching to the shares of each series of Amalco preferred shares.  The Amalco preferred shares of each series shall with respect to payment of dividends and distributions of assets in the event of liquidation, dissolution or winding-up of Amalco, whether voluntary or involuntary, or any other distribution of the assets of Amalco among its shareholders for the purpose of winding-up its affairs, rank on a parity with the Amalco preferred shares of every other series and shall be entitled to preference over the Amalco common shares and the shares of any other class ranking junior to the Amalco preferred shares.

The Amalco Class "A" Shares are non-voting, the holders thereof will be entitled to dividends as and when declared by the board of directors and, on dissolution, to receive the remaining property of Amalco pro-rata with holders of common shares.  Each Amalco Class "A" Share is convertible by the holder into one Amalco Share at any time and will automatically be converted, without further payment or action by the holder, at 5:00 p.m. (Calgary time) on the earlier of: (i), the date that is the fifth business day after a receipt is issued by the last of the securities regulators in qualifying jurisdiction for a final prospectus qualifying the distribution in such provinces of Canada of the Amalco Shares issuable upon conversion of the Amalco Class "A"  Share; and (ii) March 31, 2002.

The full text of the share provisions for the shares of Amalco are set forth in the Amalgamation Agreement, and which are substantially the same share capital provisions as that of Jenex, with the exception of the Amalco Class "A" Shares.

By-Laws

The by-laws of Amalco will be in the form set forth in the Amalgamation Agreement, which are substantially the same as the By-laws as that of Jenex.

Auditors, Registrar and Transfer Agent

Solursh Feldman & Partners LLP, Chartered Accountants of Toronto, Ontario, will be the auditors of Amalco until the first annual meeting of the shareholders of Amalco.  Solursh Feldman & Partners LLP are currently the auditors for Jenex and Thermo.

ComptershareTrust Company of Canada, at its principal offices in Calgary, Alberta, will be the Registrar and Transfer Agent for the Amalco Shares.  Computershare Trust Company of Canada is currently the Registrar and Transfer Agent for Jenex.

Amalco Option Plan

The Amalco Stock Option Plan is similar to that currently utilized by Jenex and its purpose is to assist directors, officers, employees and consultants of Amalco and any of its subsidiaries to participate in the growth and development of Amalco.  The total number of Amalco Shares which may be issued under the Amalco Stock Option Plan is approximately 2,626,056

The total number of Amalco Shares which may be granted to any optionee under the Amalco Stock Option Plan shall not exceed 5% of the outstanding Amalco Shares, and the maximum number of Amalco Shares which may be reserved for issuance to insiders under the Amalco Option Plan may not exceed 10% of the outstanding Amalco Shares.  The Amalco Stock Option Plan will be administered by the board of directors of Amalco, subject to the policies of CDNX.  The board of directors of Amalco will have the discretion to determine to whom Amalco Options will be granted, the number of such Amalco Options, the exercise price of such Amalco Options and the terms and time frames in which the Amalco Options will be exercisable, provided that Amalco Options will be exercisable for a maximum of five years from the date of grant and the exercise price of such Amalco Options may not be lower than the closing price of the Amalco Shares on CDNX the day prior to the grant, less any applicable discount under the Policy.

The Amalco Stock Option Plan contains standard adjustment and anti-dilution provisions in the event of a merger, amalgamation, arrangement or sale of substantially all of the assets of Amalco or if there is a subdivision, consolidation or reclassification of the Amalco Shares.  Additionally, the Amalco Stock Option Plan provides (unless the Amalco board of directors determines otherwise) for the acceleration of the vesting period for any Amalco Options granted if an unsolicited proposal is made with respect to Amalco or a take-over bid which is not exempt from the take-over bid requirements of the Securities Act (Alberta) is made for the Amalco Shares.

FEES AND EXPENSES

Costs of the Proposed Qualifying Transaction and the Amalgamation, to be effected by way of Amalgamation Agreement, including expenses incurred by each of Jenex and Thermo in respect of financial advisory, legal, accounting, transfer agent, printing and additional stock exchange listing fees, are estimated to be $75,000.

DISSENTING SHAREHOLDERS

Section 184 of the ABCA provides that any holder of Jenex Shares may dissent if Jenex resolves to amalgamate with another corporation.  In order to invoke the provisions of Section 184, a Dissenting Shareholder must send to Jenex, at or before the Meeting, a written objection (a "Notice of Dissent") to the special resolution approving the Amalgamation.  In addition to any other right a Dissenting Shareholder may have, such a Shareholder who complies with the dissent procedure of Section 184 is entitled to be paid the "fair value" of the Jenex Shares held by him or her, determined as at the close of business on the last business day before the day on which the special resolution was approved.  A Dissenting Shareholder may claim under Section 184 only with respect to all the shares of a class held by him or her or on behalf of any one beneficial owner and registered in his or her name.  The sending of a Notice of Dissent does not deprive a Shareholder of his or her right to vote against the special resolution, however, a vote against the special resolution does not constitute a Notice of Dissent.

After the day on which the special resolution was approved, either the Dissenting Shareholder or Amalco has the right to apply to the Court by originating notice for determination of the fair value of the Dissenting Shareholders’ Shares.  Following such application to the Court, Amalco must, within ten days of being served with a copy of the originating notice if the applicant is a Dissenting Shareholder, or within ten days of the date the application is returnable, if the applicant is Amalco, send to each Dissenting Shareholder a written offer to pay him or her an amount for his or her Jenex Shares, considered by the directors of Jenex to be the fair value of his or her Jenex Shares.  Every offer made to a Dissenting Shareholder by Amalco shall be made on the same terms and shall contain or be accompanied by a statement showing how the fair value was determined.  The fair value so determined could be more or less than the value received by Shareholders who participate in the Amalgamation and could be based on considerations other than or in addition to the market price of Jenex Shares, Amalco Shares or the net asset value of Jenex, or Amalco, as the case may be.  A Dissenting Shareholder is not required to give security for costs in respect of an application to the Court to fix the fair value of his or her shares, and except in special circumstances shall not be required to pay the costs of the application or appraisal.  A Dissenting Shareholder ceases to have any rights as a Shareholder, other than the right to be paid the fair value of his or her Jenex Shares on the earliest of the Effective Date, the making of an agreement between the Dissenting Shareholder and Jenex or the pronouncement of the order of the Court fixing the fair value of the Shares.  Until any of the foregoing events occurs, the Dissenting Shareholder may withdraw his or her dissent or Jenex may rescind the special resolution in question and in either event proceedings under Section 184 shall be discontinued.  Notwithstanding the above, neither Jenex nor Amalco can make a payment to any Dissenting Shareholder under Section 184 if there are reasonable grounds for believing that Jenex or Amalco, as the case may be, is or would after the payment be unable to pay its liabilities as they become due or the realizable value of its assets would thereby be less than the aggregate of its liabilities.  The above is only a summary of the provisions of Section 184 of the ABCA which are technical and complex.  Section 184 of the ABCA is set out in its entirety in Schedule "E" attached hereto.

It is recommended that any Shareholder wishing to avail himself or herself of the right of dissent seek independent legal advice as failure to comply strictly with the provisions of the statute may prejudice his or her right of dissent.

INTERESTS OF INSIDERS IN THE AMALGAMATION

To the knowledge of the management of Jenex, there are no holders of Jenex Shares who beneficially own, directly or indirectly, or exercise control or direction over, 10% or more of the issued and outstanding Jenex Shares, except as set forth under "Information Concerning the Corporation - Principal Shareholders".

PART III

INFORMATION CONCERNING THE JENEX CORPORATION

The Jenex Corporation was incorporated on March 5, 2001 under the Business Corporations Act (Alberta). By Certificate of Amendment dated April 17, 2001, the Corporation amended its articles to remove all private issuer restrictions.  As a result of the removal of such restrictions, the Articles no longer impose restrictions on: (i) the transfer of shares of the Corporation; (ii) the number of shareholders of the Corporation; or (iii) the Corporation's ability to make invitations to members of the public to subscribe for shares. The Articles provide that the directors of the Corporation may, between annual meetings of shareholders, appoint additional persons to serve as directors of the Corporation, provided that the number of additional directors so appointed may not exceed one-third of the total number of directors who held office as at the close of business of the preceding annual meeting of shareholders.  Meetings of shareholders may be held anywhere in North America.

The registered office of the Corporation is 490, 700 - 4th Avenue S.W., Calgary, Alberta, T2P 3J4.  The head office of the Corporation is located at 940 Sheldon Court, Suite 207, Burlington, Ontario, L7L 5K6.  The Corporation’s communication addresses are; Phone (905) 632 - 3830; Facsimile (905) 632 – 3774; Email – jenex@sprint.ca.  The Corporation does not currently maintain an address on the world wide web.

The Corporation does not currently own any assets.  The Corporation is currently a "Capital Pool" corporation pursuant to the Policy and is listed on the CDNX as such.  The CDNX has approved the Amalgamation as the Corporation's Qualifying Transaction subject to the satisfaction of certain conditions including Amalco having minimum working capital at the Effective Date and approval by the Shareholders in accordance with the Policy and the receipt by the CDNX of certain documentation from the Corporation.  Completion of the Amalgamation will allow the Amalco Shares to be transferred to the regular company board of the CDNX.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The Corporation is authorized to issue an unlimited number of common shares without nominal or par value, of which 5,666,667 common shares are issued and outstanding and entitled to vote at the meeting on the basis of one (1) vote for each common share held.

The holders of common shares of record at the close of business on the record date, set by the directors of the Corporation to be October 22, 2001, are entitled to vote such common shares at the meeting on the basis of one (1) vote for each common share held, except to the extent that:

(a)

such person transfers his shares after the record date; and

(b)

the transferee of those shares produces properly endorsed share certificates or otherwise establishes his ownership to the shares and makes a demand to the Registrar and Transfer Agent of the Corporation, not later than 10 days before the meeting, that his name be included on the shareholders list.

The by-laws of the Corporation provide that two (2) persons present and representing in person or by proxy not less than five percent (5%) of the issued shares entitled to vote at the meeting constitute a quorum for the meeting.

To the knowledge of the directors and senior officers of the Corporation as at the date hereof, the only persons who beneficially own, directly or indirectly, common shares carrying more than ten percent (10%) of the voting rights of the outstanding common shares of the Corporation are as follows.

		Number of Shares		Percentage Shares Owned
Name and Municipality of Residence	Type of Ownership	Before Proposed Qualifying Transaction	After Proposed Qualifying Transaction(2)	Before Proposed Qualifying Transaction	After Proposed Qualifying Transaction(6) (7)
Michael A. Jenkins (3) Burlington, Ontario (5)	Direct	1,133,333 (1)	12,383,333	20.0%	38.8%
Donald F. Felice(4) Alliance, Ohio, U.S.A. (5)	Direct	1,000,000 (1)	12,250,000	17.6%	38.4%

Notes:

(1)

These shares are held in escrow pursuant to the CDNX Discount Seed Share Escrow Agreement.  See "Escrowed Securities".

(2)

22,500,000 of these shares will be subject to CDNX Surplus Security Escrow Agreement.  See " Disclosure Regarding Target Issuer, RTO, and Resulting Issuer - Escrowed Securities".

(3)

Mr. Jenkins has also been granted stock options.  See  "Executive Compensation - Plans and Share Options".

(4)

Mr. Felice has also been granted stock options.  See  "Executive Compensation - Plans and Share Options".

(5)

Also a founding shareholder of Thermo.

(6)

After giving effect to the Amalgamation and the conversion of the Amalco Class "A" Shares, Mr. Jenkins and Mr. Felice will hold 24,633,333 Amalco Shares or 77.2% of  the outstanding Amalco Shares.

(7)

After giving effect to the Amalgamation and the conversion of the Amalco Class "A" Shares, 31,927,229 Amalco Shares will be issued and outstanding.  See "Amalgamation".

PROMOTERS

Michael A. Jenkins and Donald F. Felice may be considered to be the promoters of the Corporation in that they took the initiative in founding and organizing the Corporation.

MANAGEMENT CONTRACTS

Management functions of the Corporation are performed by the directors and senior officers of the Corporation and are not to any substantial degree performed by any other person or corporation.

DIRECTORS AND OFFICERS

The names and municipalities of residence of the directors and officers of the Corporation, their position and offices with the Corporation, their principal occupations during the last five years, and their shareholdings, direct and indirect, before and after the Proposed Qualifying Transaction, are set forth under the heading "Particulars of Matters to be Acted Upon - Election of Directors".

The current directors and officers of the Corporation as a group own 2,333,334 common shares or 41.2% of the issued and outstanding common shares of the Corporation, directly or indirectly, as at the date hereof, and after giving effect to the Amalgamation will own approximately 25,083,334 Amalco Shares representing approximately 78.6% of the outstanding Amalco Shares (assuming the conversion of the Amalco Class “A” Shares).

The Corporation intends that the current directors and officers will continue to provide direction for the operations of the Corporation until completion of the Proposed Qualifying Transaction.  Upon completion of the Qualifying Transaction the current directors and officers of the Corporation shall continue as directors and officers on the Effective Date.  If the proposed Amalgamation is not approved by respective Shareholders, the proposed directors and officers of the Corporation will, if elected, remain as directors and officers of the Corporation until the next annual meeting of the shareholders.  See "Particulars of Matters to be Acted Upon - Election of Directors".

The directors and officers will not devote their full time and attention to the business and affairs of the Corporation but will devote such time as is required to effectively manage the Corporation in accordance with the Policy.  After giving effect to the Qualifying Transaction Michael A. Jenkins and Donald F. Felice will devote 100% of their time to the affairs of Amalco.  Some of the directors and officers are engaged in and will continue to be engaged in other properties or businesses on their own behalf or on behalf of others.  See "Conflicts of Interest" and "Risk Factors".

EXECUTIVE COMPENSATION

Compensation of Executive Officers

Since incorporation, the Corporation has employed two (2) executive officers.  In accordance with CDNX Policies the aggregate cash compensation paid to the executive officers by the Corporation for services rendered since the date of incorporation is nil.  The executive officers have also been granted stock options.  See " Executive Compensation - Plans and Share Options".

The Corporation has not yet adopted a policy with respect to executive compensation subsequent to the completion of the Proposed Qualifying Transaction.  Any such policy will comply with the requirements of the CDNX, including that no director, officer or employee of the Corporation shall be paid an unreasonable amount until the Corporation establishes a history of net income on a consolidated basis. In accordance with CDNX policies no compensation will be paid until the Proposed Qualifying Transaction has been completed and approved by the CDNX.

Compensation of Directors

The aggregate cash compensation paid to the directors by the Corporation for services rendered in their capacities as directors since the date of incorporation is nil.  The directors have been granted stock options exercisable into within five years from the date of grant at an exercise price of $0.15 per Jenex Share.  See “Executive Compensation  - Plans and Share Options”.

Plans and Share Options

A total of ten percent (10%) of the common shares of the Corporation outstanding from time to time are reserved for the issuance of stock options pursuant to the CDNX’s rolling 10% stock option plan (the " Plan").  As at the date hereof, ten percent (10%) of the issued and outstanding common shares of the Corporation totals 566,667 common shares.  The Plan provides that the terms of the option and the option price shall be fixed by the directors subject to the price restrictions and other requirements imposed by the CDNX.  The Plan also provides that no option shall be granted to any person except upon recommendation of the directors of the Corporation, and only directors, officers, employees and other key personnel of the Corporation or its subsidiaries, or corporations wholly-owned and controlled by such individuals, may receive stock options.  Stock options granted under the Plan may not be for a period longer than five (5) years and the exercise price must be paid in full upon exercise of the option.  As at the date hereof, the Corporation has entered into agreements granting the following options under the Plan:

Name	Number of Common Shares Under Option	Exercise Price Per Common Share	Expiry Date(1)
Michael A. Jenkins	268,334	$0.15	June 20, 2006
Donald F. Felice	268,333	$0.15	June 20, 2006
Francis H. Barker	10,000	$0.15	June 20, 2006
Michael C. Rowell	10,000	$0.15	June 20,2006
David D. Heighington	10,000	$0.15	June 20, 2006
Total	566,667

Note:

(1)

The options will be non-transferable and if not exercised, will expire on the earlier of five years from the date of grant and one year following the date the optionee ceases to be a director or hold an office of the Corporation by reason of death, or 90 days after ceasing to be a director or officer for any reason other than death.

The Corporation does not have any pension or retirement plans.

Other Compensation

Other than as herein set forth, the Corporation has not paid any additional compensation to its executive officers or directors since the date of incorporation.

There are no agreements in place between the Corporation and its executive officers or directors, written or oral, for future compensation including salaries, on completion of the Proposed Qualifying Transaction.

Termination of Employment or Change of Control

There is no plan or arrangement in respect of compensation received or that may be received by executive officers since the date of incorporation with a view to compensating those officers in the event of termination of their employment or a change of responsibilities following a change in control.

INDEBTEDNESS OF DIRECTORS, SENIOR OFFICERS, EXECUTIVE OFFICERS AND OTHER MANAGEMENT

No director, proposed director or senior officer, nor any of their respective associates or affiliates, is or has been indebted to the Corporation at any time since the date of incorporation.

CONFLICTS OF INTEREST

There are potential conflicts of interest to which the directors and officers of the Corporation may be subject in connection with the operations of the Corporation.  Some of the directors and officers are engaged and will continue to be engaged, directly or indirectly, in the search for properties or business prospects and situations may arise where some of the directors and officers will be in direct competition with the Corporation.  Conflicts, if any, will be subject to the procedures and remedies under the ABCA.

The Corporation is not a related party or connected party to the Sponsor.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

Other than as set forth in this Information Circular, the management of the Corporation is not aware of any material interest, direct or indirect, of any director, senior officer or other insider of the Corporation or any proposed director, or any associate or affiliate of any such person, in any transaction since the date of incorporation of the Corporation, or in any proposed transaction, that has materially affected or would materially affect the Corporation, other than as disclosed below, with the exception that Michael A. Jenkins is director, officer and principal shareholder of Thermo, and Donald F. Felice is an officer and principal shareholder of Thermo and both are also directors, officers, and principal shareholders of Jenex.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as set forth in this Information Circular, the management of the Corporation is not aware of any material interest, direct or indirect, of any director, proposed director or senior officer, or any associate or affiliate of any such person, in any matter to be acted upon other than the election of directors or the appointment of auditors.  See "Interest of Insiders in Material Transactions".

EXISTING SHARE CAPITAL AND PRIOR SALES

The Corporation is authorized to issue an unlimited number of common shares.  The holders of common shares are entitled to dividends if, as and when declared by the directors, to one vote per share at meetings of the holders of common shares of the Corporation and, upon liquidation, to receive such assets of the Corporation as are distributable to the holders of the common shares.

The Corporation is also authorized to issue an unlimited number of preferred shares without nominal or par value, of which, as at the date hereof, none have been issued.  The preferred shares may be issued in one or more series and the directors are authorized to fix the number of shares in each series and to determine the designation, rights, privileges, restrictions and conditions attached to the shares of each series.  The preferred shares are entitled to a priority over the common shares with respect to the payment of dividends and the distribution of assets upon liquidation of the Corporation.

Prior Sales

Since the date of incorporation of the Corporation, common shares have been issued as follows:

	Number of Issued Securities(1)	Price Per Security	Total Consideration
Prior Sales of Securities within the last 12 months	5,666,667	$0.075 for 2,333,334 (3) $0.15 for 3,333,333	$175,000 $500,000(1)
Issued as of the most Recent Month End	5,666,667(2)	$0.075 for 2,333,334 $0.15 for 3,333,334	$175,000 $500,000

Notes:

(1)

Before deducting the costs of the issuance, including Agent's commission, legal fees, auditor' fees and listing fees.

(2)

Not including 566,667 Jenex Shares reserved for issuance pursuant to stock options granted to directors and officers, and 333,333 Jenex Shares reserved for issuance pursuant to stock options granted the Agent in connection with the initial public offering.

(3)

Subject to CDNX Discount Seed Share Escrow Agreement.  See "Securities of the Issuer held in Escrow or Subject to Hold Restrictions".

FULLY DILUTED SHARE CAPITAL AND SHARE AND LOAN CAPITAL

Fully Diluted Share Capital

	Number of Securities	Percentage of Total
Issued by the Corporation as of July 31, 2001	5,666,667	86.3%
Reserved for issuance pursuant to stock option options granted directors and officers of Jenex Reserved for issuance pursuant to stock options granted to the Agent	566,667(2) 333,333(3)	8.6% 5.1%
TOTAL	6,566,667	100%

Notes:

(1)

Subject to CDNX Discount Seed Share Escrow Agreement.

(2)

Stock options granted to directors and officers of which as of the date of this Information Circular have not been exercised.

(3)

Stock options granted to the Agent in connection with the initial public offering, which as of the date of this information Circular 166,666 have been exercised.

Capitalization

Capital	Authorized	Outstanding as of June 30, 2001	Outstanding as of July 31, 2001	Outstanding Amalco Shares (Pro Forma) after the Proposed Qualifying Transaction
Common Shares	Unlimited	$581,030 (5,666,667 shares)(2)	$581,030 (5,666,667 shares)(2)	$2,647,920 (3) (31,927,229) (4)
Preferred Shares	Unlimited	Nil	Nil	Nil

Notes:

(1)

The Corporation has reserved ten percent (10%) of the common shares outstanding from time to time for stock options.  As at the date hereof, the Corporation has entered into stock option agreements granting options to purchase a total of 566,667 common shares.  See "Compensation of Executive Officers and Directors - Plans and Share Options".  In addition 333,333 Stock options were granted to the Agent in connection with the initial public offering, which as of the date of this information Circular, 166,666 have been exercised.  It is anticipated that on the Effective Date an additional 2,626,056 Amalco Stock Option will be granted under the Amalco Stock Option Plan at an exercise price of $0.20 per share.

(2)

The deficit of the Corporation was as at June 30, 2001 the date of the Corporation's most recent audited financial statements is nil.   See Schedule "A".

(3)

After giving effect to the 26,260,562 Amalco Shares to be issued to former Jenex Shareholders, assuming the conversion of the Amalco Class "A" Shares into Amalco Shares.

(4)

Assuming that all Amalco Class "A" Shares are converted into Amalco Shares.

TRADING RANGE OF THE COMMON SHARES

The Corporation's common shares trade on the CDNX under the trading symbol "JEN".  The following table sets forth information relating to the trading of the common shares of the Corporation on the CDNX since they were posted for trading on July 11, 2001:

Month	High ($)	Low ($)	Last ($)	Volume (Shares)	Value ($) (1)
July 11 – July 13, 2001	$1.40	$1.15	$1.25	3,975,033 (1)	$1,238,452.40
July 16 – July 20, 2001	$1.24	$0.99	$0.99	176,100	$182,848.00
July 23 – July 27, 2001	$0.96	$0.90	$0.90	47,150	$43,369.50
July 30 – August 3, 2001	$0.89	$0.89	$0.89	20,000	$17,800.00
August 7 – August 10, 2001	$0.88	$0.85	$0.88	49,200	42,422.00
August 13 – August 17, 2001	$0.85	$0.79	$0.80	61,800	$51,537.00
August 20 – August 24, 2001	$0.80	$0.80	$0.80	8,100	$6,483.00
August 27 – August 31, 2001	$0.80	$0.70	$0.75	46,500	$35,685.00
September 4 – September 7, 2001	$0.80	$0.60	$0.60	11,100	$7,813.00
September 10 – September 14, 2001	$0.50	$0.32	$0.50	7,750	$3,865.00
September 17 – September 21, 2001	$0.50	$0.40	$0.48	19,950	$9,368.50
September 24, 2001 – September 28, 2001	$0.55	$0.45	$0.45	29,000	$13,080.00
October 1 – October 5, 2001	$0.50	$0.45	$0.50	19,000	$9,000,00
October 8 – October 12, 2001	$0.50	$0.45	$0.59	34,800	$16,119.00
October 15 – October 19, 2001	$0.50	$0.45	$0.47	59,000	$27,225.00
October 22 – October 26, 2001	$0.80	$0.50	$0.83	147,766	$71,417.62
October 29, - November 2, 2001	$0.95	$0.70	$0.89	89,500	$74,040.00
November 5 – November 9, 2001	$0.85	$0.78	$0.78	28,000	$23,010.00

Note:

(1)

Including the 3,333,333 common shares crossed through the facilities of the CDNX on July 11, 2001.

DIVIDEND POLICY

No dividends have been paid on any shares of the Corporation since the date of its incorporation and it is not contemplated that any dividends will be paid on the Corporation’s common shares or preferred shares in the immediate or foreseeable future.

ESCROWED SECURITIES

The following table sets out information relating to the securities of the Corporation and Amalco which are or will be held in escrow: (See "Disclosure of Target Issuer, RTO and Resulting Issuer – Escrow Provisions" for further information regarding escrowed securities of the Resulting Issuer)

	Jenex Securities in Escrow as of the date hereof		Amalco Securities in Escrow after Completion of the Proposed Qualifying Transaction (2)
Designation of Class	Number	Percentage of Class	Number	Percentage of Class
Common Shares	2,333,334(1)	41.2%	25,083,334	78.6%

Notes:

(1)

These shares are and will remain subject to the terms of the CDNX Discount Seed Share Escrow Agreement dated April 18, 2001.  See "Voting Shares and Principal Holders Thereof".

(2)

22,750,000 Amalco Shares will be subject to CDNX Surplus Security Escrow Agreement, assuming conversion of the Amalco Class "A" Shares into Amalco Shares, and 2,333,334 will remain subject to the CDNX Discount Seed Share Escrow Agreement.  See " Disclosure of Target Issuer, RTO and Resulting Issuer – Escrow Provisions. – Escrow Provisions".

The Policy requires that all securities beneficially owned, directly or indirectly, at the time of the initial prospectus offering, acquired pursuant to the initial prospectus offering or acquired from treasury after the initial public offering but prior to the completion of a Qualifying Transaction, by Jenex Related Parties be held in escrow.  In addition, all securities of the Corporation of the class offered under its initial public offering prospectus and issued prior to the prospectus offering at a price per share less than the prospectus offering price, and all securities acquired by a Control Person in the secondary market prior to the completion of a Qualifying Transaction, shall also be held in escrow.  The securities held in escrow shall not be released unless a Qualifying Transaction (other than a Private Placement) is completed by the Corporation.

Pursuant to the CDNX Discount Seed Share Escrow Agreement, Michael A. Jenkins, Donald F. Felice, Francis H. Barker, Michael C. Rowell, and David D. Heighington have deposited the CDNX Escrowed Shares with Computershare Trust Company of Canada, to be held in escrow pursuant to the terms and conditions of the CDNX Discount Seed Share Escrow Agreement.  The CDNX Discount Seed Share Escrow Agreement provides that the common shares held thereunder and the beneficial ownership of or any interest in them may not be sold, assigned, hypothecated, transferred within escrow or dealt with in any manner without the written consent of the CDNX.  The Escrowed Shares are releasable from escrow as follows:

(a)

10% following issuance of the Final Exchange Notice;

(b)

15% six months following the initial release;

(c)

15% 12 months following the initial release;

(d)

15% 18 months following the initial release;

(e)

15% 24 months following the initial release;

(f)

15% 30 months following the initial release; and

(g)

15% 36 months following the initial release.

MATERIAL CONTRACTS

The Corporation has not entered into any material contracts since incorporation, other than contracts in the ordinary course of business, except:

1.

The CDNX Discount Seed Share Escrow Agreement dated April 18, 2001.  See "Glossary of Terms" and Escrowed Securities".

2.

Stock Option Agreements dated June 20, 2001 between the Corporation and its directors and officers.  See "Compensation of Executive Officers and Directors - Plans and Share Options".

3.

An Agency Agreement made May 17, 2001 among the Corporation, Raymond James Ltd. and Computershare Trust Company of Canada.

4.

A Share Option Agreement made June 20, 2001 between Raymond James Ltd. and the Corporation.

5.

The Letter of Intent dated June 29, 2001.  See "Glossary Terms" and "Particulars of Matters to be Acted Upon - Qualifying Transaction ".

6.

Amalgamation Agreement dated September 16, 2001 between Jenex and Thermo.  See "Amalgamation Agreement".

Copies of these agreements will be available for inspection at the registered office of the Corporation, 490, 700 – 4th Avenue S.W., Calgary, Alberta, during ordinary business hours up to and including the date of the annual and special meeting.

AUDITORS, TRANSFER AGENT AND REGISTRAR

The auditors of the Corporation are Solursh Feldman & Partners LLP, Chartered Accountants, Toronto, Ontario.  See "Particulars of Matters to be Acted Upon – Appointment of Auditors".

Computershare Trust Company of Canada, through its principal offices at Calgary, Alberta, is the transfer agent and registrar for the common shares of the Corporation.

FINANCIAL STATEMENTS

The audited financial statements of the Corporation for the period ended June 30, 2001 with the auditors' report thereon are set out in Schedule "A" hereto.

LEGAL PROCEEDINGS

Other than as set forth herein, there are no legal proceedings material to the Corporation to which the Corporation is a party, nor to which any of its property is subject, and to the best of the knowledge of the board of directors and officers of the Corporation, no such proceedings are threatened or contemplated by any person.

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Corporation's directors, the only matters to be placed before the annual and special meeting are the matters set forth in the accompanying notice of meeting relating to the receipt of the annual report and the financial statements; the appointment of auditors; the election of directors; and approval of new stock option plan; approval of the Proposed Qualifying Transaction.

I.

Receipt of Directors Report and Financial Statements

The Directors Report and the audited financial statements of the Corporations for the interim period ended June 30, 2001 and accompanying auditors report will be presented at the meeting.

II.

Appointment Of Auditors

SOLURSH FELDMAN & PARTNERS LLP, Chartered Accountants, have been the auditors of the Corporation since incorporation.

THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, INTEND TO VOTE THE COMMON SHARES REPRESENTED BY ANY SUCH PROXY FOR THE APPOINTMENT OF SOLURSH FELDMAN & PARTNERS LLP, CHARTERED ACCOUNTANTS, AS THE AUDITORS OF THE CORPORATION AT A REMUNERATION TO BE FIXED BY THE BOARD OF DIRECTORS, UNLESS THE SHAREHOLDER HAS SPECIFIED IN HIS PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE APPOINTMENT OF AUDITORS.

III.

Election Of Directors

The board of directors currently consists of five (5) directors, all of whom are elected annually.  It is proposed that the number of directors to hold office until the next annual meeting be fixed at five (5).  Each of the current directors shall retire from office at the annual and special meeting of the Corporation, but shall retain office until the dissolution of the meeting at which his successor is elected.  It is proposed that the persons named below will be nominated at the annual and special meeting.  See "Directors and Officers" and "Particulars of Matters to be Acted Upon - Qualifying Transaction". If the Amalgamation proceeds, the individuals listed in this Information Circular under the heading "Amalco - Directors and Management" will be the first directors of Amalco and will hold office until the earlier of the first annual meeting of shareholders of Amalco or until their successors are appointed.  See "Amalco – Directors and Management" for the background of those persons.

IT IS THE INTENTION OF THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, TO VOTE FOR THE ELECTION OF SAID PERSONS TO THE BOARD OF DIRECTORS.  MANAGEMENT DOES NOT CONTEMPLATE THAT ANY OF SUCH NOMINEES WILL BE UNABLE TO SERVE AS DIRECTORS; HOWEVER, IF, FOR ANY REASON ANY OF THE PROPOSED NOMINEES DO NOT STAND FOR ELECTION OR ARE UNABLE TO SERVE AS SUCH, PROXIES IN FAVOUR OF MANAGEMENT DESIGNEES WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN HIS PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.  Each director elected will hold office until the next annual meeting of shareholders or until his successor is duly elected or appointed pursuant to the by-laws of the Corporation.

The following information relating to the nominees as directors is based on information received by the Corporation from said nominees.

Number and Class of Shares Beneficially Owned(1)(2)
Name and Municipality of Residence	Position	Principal Occupation During the Last Five Years(3)	Jenex Shares Before Proposed Qualifying Transaction(2) (3)	Amalco Shares After Proposed Qualifying Transaction (3) (6)
Michael A. Jenkins (1) Burlington, Ontario, Canada	President, Chief Executive Officer, Secretary & Director since March 5, 2001

Thermolabile Technologies Corporation Inc., a privately held medical device research company located in Burlington, Ontario. Since 1989, President of Jencor International Inc., a privately held consumer products company that develops back chair devices and sports supports.

			1,133,333 (5) common	12,383,333 common
Donald F. Felice (1) (4) Alliance, Ohio, USA	Vice President and Director since March 5, 2001

Since 1999, Mr. Felice has been Vice President of Thermolabile Technologies Corporation Inc.’s U.S. based operations. From 1991 to 1999, Mr. Felice acted as a private consultant to medical device research and development companies in Canada and the U.S.

			1,000,000 (5) common	12,250,000 common
Francis H. Barker (1) (4) Ponte Vedra Beach, Florida, USA	Director since March 5, 2001

From 1986 to 1996, Mr. Barker was the Corporate Vice President of Johnson & Johnson, a U.S. based major pharmaceutical company.  From 1996 to 2001, Mr. Barker served as director with Catalina Marketing Corporation, listed on the New York Stock Exchange, and from 1998 to 2001, Mr. Barker served as a director with Aradigm Corporation, listed on the NASDAQ Stock Exchange.

			66,667 (5) common	316,667 common
Michael C. Rowell (1) (4) Calgary, Alberta	Director since March 5, 2001

From  1999 - 2001, Mr. Rowell was a director with Digital Artisans Guild Inc., a CDNX listed company. Prior thereto and from 1995 to 2000, Mr. Rowell was director and Chief Information Officer of Offsite Data Services Ltd., a CDNX listed company which was acquired by Jaws Technologies Inc. in 2000.

			66,667 common	66,667 (5) common
David D. Heighington Calgary, Alberta (1)	Director since March 5, 2001	Associate with Singh Walters Bindal, Barristers & Solicitors, Calgary, Alberta since 2000. From 1999 to 2000, a director with Digital Artisans Guild Inc., a CDNX listed company. Since 1999, Mr. Heighington has served as corporate secretary of Organic Earth Corp., a CDNX listed company. Director of marketing and sales for North Shore Properties (Alberta) Inc. since 1997. From 1997 to 1998 Articling Student with the Alberta Securities Commission and the law firm of Armstrong Perkins Hudson LLP. Prior thereto Mr. Heighington read for his LL.B (Hons.) at the University of Durham, Durham, England.	66,667	66,667 (5) common

Notes:

(1)

The directors were previously granted stock options,.  See " Executive Compensation - Plans and Share Options".

(2)

The current directors and officers of the Corporation as a group own 2,333,334 common shares or 41.2% of the issued and outstanding common shares of the Corporation, directly and indirectly, as at the date hereof, and after giving effect to the Amalgamation will own approximately 25,083,334Amalco Shares or 78.6% of the outstanding Amalco Shares directly and indirectly.  See "Directors and Officers".

(3)

These shares are or, in the case of certain shares to be issued pursuant to the Proposed Qualifying Transactions, will be subject to escrow. See “Disclosure of Target Issuer, RTO and Resulting Issuer – Escrow Provisions”.

(4)

Member of the Audit Committee.

(5)

Subject to CDNX Discount Seed Share Escrow Agreement.

(6)

Assuming the conversion of the Amalco Class "A" Shares into Amalco Shares.

IV.

Approval of Stock Option Plan

Attached to the Amalgamation Agreement is the proposed stock option plan for Amalco, which will be utilized by Amalco if the Amalgamation Proceeds.  If the Amalgamation does not proceed then the Corporation will continue to rely on the CDNX 10% rolling stock option program.  The Amalco Stock Option Plan is similar to the CDNX 10% rolling incentive stock option program and its purpose is to assist directors, officers, employees and consultants of Amalco and any of its subsidiaries to participate in the growth and development of Amalco. To date 566,667 Jenex Options were granted to insiders of Jenex under its intial public offering (“IPO Options”) at an exercise price of $0.15 per Jenex Share.   In addition to the IPO Options, the number of Amalco Shares which may be issued under the Amalco Stock Option Plan will be approximately 2,626,056, and will be granted subsequent to the closing of the Qualifying Transaction.

The total number of Amalco Shares which may be granted to any optionee under the Amalco Stock Option Plan shall not exceed 5% of the outstanding Amalco Shares, and the maximum number of Amalco Shares which may be reserved for issuance to insiders under the Amalco Stock Option Plan may not exceed 10% of the outstanding Amalco Shares, unless disinterested shareholders approval is obtained, in which case up to 20% of the outstanding Amalco Shares may be reserved for issuance to insiders of Amalco.  The Amalco Stock Option Plan will be administered by the board of directors of Amalco, subject to the policies of CDNX. The board of directors of Amalco will have the discretion to determine to whom Amalco Options will be granted, the number of such Amalco Options, the exercise price of such Amalco Options and the terms and time frames in which the Amalco Options will be exercisable, provided that Amalco Options will be exercisable for a maximum of five years from the date of grant and the exercise price of such Amalco Options may not be lower than the closing price of the Amalco Shares on CDNX the day prior to the grant.

The Amalco Stock Option Plan contains standard adjustment and anti-dilution provisions in the event of a merger, amalgamation, arrangement or sale of substantially all of the assets of Amalco or if there is a subdivision, consolidation or reclassification of the Amalco Shares. Additionally, the Amalco Stock Option Plan provides (unless the Amalco board of directors determines otherwise) for the acceleration of the vesting period for any Amalco Options granted if an unsolicited proposal is made with respect to Amalco or a take-over bid which is not exempt from the take-over bid requirements of the Securities Act (Alberta) is made for the Amalco Shares.

If, before the expiry of an option the employment of the optionee by the Corporation or by any Subsidiary of the Corporation shall terminate for any reason whatsoever other than termination by the Corporation for cause, all Amalco Options granted to optionees shall expire and terminate within 60 days of the optionee ceasing to be a director, officer, full-time employee or consultant of  the Corporation.   If the Option is terminated by reason of the death of the optionee, such option may, subject to the terms thereof and any other terms of the Amalco Stock Option Plan, be exercised by the optionee, or, if the optionee is deceased by the legal personal representative(s) of the estate of the optionee during the one year period following the death of the Optionee.

CDNX requires that listed companies obtain the approval of their shareholders for amendments to stock options plans, including the adoption of a new stock option plan. Accordingly, because the current Jenex Shareholders will become Amalco Shareholders after the Effective Date, Jenex Shareholders will be asked to approve the following ordinary resolution at the meeting:

"BE IT RESOLVED BY AN ORDINARY RESOLUTION THAT:

1.

The stock option plan attached to the amalgamation agreement dated September 16, 2001 ("Amalco Option Plan"), be and is hereby approved as the Amalco Option Plan which on the effective date of the amalgamation of the Corporation and Thermolabile Technologies Corporation Inc. ("Amalco") will become the stock option plan for Amalco; and

2.

Amalco be authorized to grant additional stock options pursuant and subject to the terms and conditions of the Amalco Option Plan, entitling the option holders to purchase up to 2,626,056 common shares of Amalco.

V.

Qualifying Transaction

Summary

The principal business of Jenex is to identify and evaluate assets or businesses with a view to completion of a Qualifying Transaction approved by the CDNX and the majority of the minority shareholders of Jenex in accordance with the Policy.  It is proposed that Jenex amalgamate with Thermo pursuant to the provisions of the ABCA.  After giving effect the Amalgamation, Jenex and Thermo will be continued under the ABCA as a new corporation which will retain the name "The Jenex Corporation."  See "Disclosure of Target Issuer, RTO and Resulting Issuer – Business of Thermo/Amalco" for a description of Thermo.

The Amalgamation Agreement

Pursuant to the provisions of the Amalgamation Agreement dated September 16, 2001, it is proposed that Jenex and Thermo will amalgamate to create a new amalgamated corporation under the name "The Jenex Corporation".  However in order to effectively amalgamate under the provisions of the ABCA, Thermo must first be continued under the ABCA.  Pursuant to the Amalgamation, on the Effective Date each Thermo Share will be converted into Amalco Class "A" Shares at a rate of twelve and one-half (12.5) Amalco Class "A" Shares for each one Thermo Share (aggregate 26,260,562 Amalco Shares), and each outstanding Jenex Share will be converted into Amalco Shares at a rate of one Amalco Share for each one Jenex Share (aggregate 5,666,667 Amalco Shares).  See "The Amalgamation" for details of the Class "A" Share conversion features.

Terms and Conditions

The Amalgamation Agreement also set forth the following terms and conditions:

1.

the Amalgamation shall have been approved by the shareholders of each of Jenex and Thermo in accordance with the ABCA and the Policies of the CDNX as they related to shareholder approval of qualifying transactions;

2.

there shall not be in force any order or decree restraining or enjoining the consummation of the Amalgamation;

3.

both Jenex and Thermo, as the case may be, shall have obtained all governmental, regulatory, stock exchange and third party consents, approvals and authorizations required or necessary in connection with the transactions contemplated herein on terms and conditions reasonably satisfactory to Jenex and Thermo;

4.

the CDNX shall have conditionally approved the Amalgamation as Jenex's qualifying transaction and the listing of the Amalco Common Shares to be issued or reserved for issuance pursuant to the Amalgamation subject to compliance with the usual requirements of such stock exchange;

5.

Amalco meeting the minimum listing requirements of CDNX after accounting for the payout of any Jenex Shareholders or Thermo Shareholders who dissent in respect of the Amalgamation;

6.

the review to the sole satisfaction of Thermo and Jenex of the financial condition, business properties, title, assets and affairs of the other party;

7.

the latest available financial statements for Thermo and Jenex are true and correct and have been prepared in accordance with generally accepted accounting principles;

8.

there shall be no adverse material change in the business, affairs, financial condition or operations of either Thermo or Jenex between the date of the latest available respective financial statements and the closing of the Amalgamation; and

9.

if the Amalgamation does not become effective on or before December 15, 2001, or at such other date the parties agree upon, as a result of any act or omission to act by either Jenex or Thermo which delays the closing of the Amalgamation, then the Amalgamation may be terminated by either party.

The Proposed Qualifying Transaction is a non-arms' length transaction given that certain directors and officer of Jenex own or control approximately 86.6% of the issued and outstanding Thermo Shares.  The Amalgamation will constitute Jenex’s Qualifying Transaction under the Policy.  The Amalgamation has a prescribed deemed value of approximately $5,252,000, which is based on the Amalco Share price of $0.20 per Amalco Share being issued to the Jenex Shareholders and the Thermo Shareholders.  Upon completion of the Proposed Qualifying Transaction, Amalco will have approximately 31,927,229 Amalco Shares issued and outstanding (assuming the conversion of the Amalco Class "A" Shares into Amalco Shares).

At the meeting, Jenex Shareholders will be asked to consider resolutions to approve the Proposed Qualifying Transaction (in accordance with the Policy) and to approve the proposed Amalgamation (by way of special resolution).  The Qualifying Transaction and Amalgamation will result in a change in effective control of Jenex and from a securities law perspective will constitute a reverse take over of Jenex by Thermo. The Amalgamation Agreement provide that the completion of the merger between Jenex and Thermo is subject to the receipt of all necessary approvals, including approval of the CDNX and approval of the Thermo Shareholders and the Jenex Shareholders.  For the Amalgamation to proceed, it must be approved as a special resolution by at least 66 2/3% of the votes cast by Jenex Shareholders, as well as by at least 50% plus one (1) vote of the votes cast by Jenex Shareholders, excluding Jenex Related Parties and Related Parties of the Qualifying Transaction, attending the Meeting and voting on the proposal in person or by proxy, plus the approval of at least 66 2/3% of the votes cast by Thermo Shareholders.

An independent committee of the Board of Directors of Jenex recommends that Jenex Shareholders vote for the Resolutions approving the Amalgamation with Thermo as Jenex’s Qualifying Transaction.

Management of Jenex intends to place before the meeting, for confirmation, approval and adoption, with or without modification, a special resolution relating to the approval of the Amalgamation as the Qualifying Transaction of Jenex.  The text of the resolution to be considered at the Meeting approving the Amalgamation is attached to this Information Circular as Schedule "D".

IT IS THE INTENTION OF THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, TO VOTE FOR THE RESOLUTION APPROVING THE QUALIFYING TRANSACTION.

The Policy

Jenex is currently subject to policies of the CDNX (the "Policy"). The Policy provides that a Qualifying Transaction involving the Jenex must receive shareholder approval.  A Qualifying Transaction is defined to include a transaction whereby:

(a)

Jenex issues securities representing more than 25% of its securities issued and outstanding immediately prior to such issuance, in consideration for the acquisition of significant assets;

(b)

Jenex enters into an arrangement, amalgamation, merger or reorganization (the "Reorganization") with another issuer with significant assets, whereby the ratio of securities which are distributed to the two sets of security holders results in the security holders of the other issuer acquiring control of the entity resulting from the Reorganization; or

(c)

Jenex otherwise acquires significant assets;

but excludes a transaction whereby, prior to completion of the Qualifying Transaction, Jenex issues for cash, securities representing more than 25% of its securities issued and outstanding immediately prior to such issuance.  "Significant assets" means assets (other than cash) or securities of another issuer whereby on completion of the acquisition, Jenex meets the minimum listing requirements of the CDNX for an issuer other than a capital pool company.

The Amalgamation is intended to serve Jenex's Qualifying Transaction.  In accordance with the Policies of CDNX, any Qualifying Transaction will be subject to approval by the majority of the minority shareholders of Jenex, acceptance for filing by CDNX and sponsorship by a CDNX member firm. The Agent has agreed to act as sponsor for the proposed Amalgamation and will be paid a fee for doing so.

Notwithstanding the definition of a Qualifying Transaction, the CDNX, in its discretion, may not approve a Qualifying Transaction where:

(a)

Jenex does not satisfy or may not reasonably be expected to satisfy the minimum listing requirements of the CDNX upon completion of the Proposed Qualifying Transaction;

(b)

the aggregate number of securities of Jenex owned, directly or indirectly, by:

(1)

a member firm of the CDNX;

(2)

registrants, unregistered corporate finance professionals, employee shareholders and partners of the member firm; and

(3)

associates of any such persons,

collectively, would exceed 20% of the issued and outstanding securities of Jenex following completion of Jenex’s Qualifying Transaction; or

(c)

the consideration paid either for the company or entity which is the subject of or to the vendor of assets acquired in connection with or in contemplation of, Jenex's Qualifying Transaction, is objectionable to the CDNX.

Jenex will be considered to have completed its Qualifying Transaction on the date of the meeting of security holders at which the Qualifying Transaction was approved, provided that all post-meeting documentation is subsequently filed with the CDNX and the CDNX has issued a Bulletin or Final Exchange Notice confirming that the Qualifying Transaction has been completed and that Jenex is no longer considered a capital pool company.  The Policy shall no longer apply after Jenex has completed its Qualifying Transaction and such a Bulletin has been issued.

Shareholder approval of a Qualifying Transaction must be obtained through a proxy solicitation effected in accordance with the Policy and the ABCA.  Shareholders must be provided with full, true and plain disclosure of all material facts pertaining to the Qualifying Transaction.  Such disclosure is required to be contained in a management information circular, and its form and content must be approved by the CDNX prior to being delivered to shareholders.  All minority shareholders, meaning all shareholders other than Jenex Related Parties, Parties Related to the Qualifying Transaction, and Thermo Related Parties must be provided the right to approve the Qualifying Transaction on the basis of the application of the "majority of the minority" test, which requires that the resolution approving the Qualifying Transaction must be approved by at least 50% plus one vote of the votes cast by the minority shareholders who vote at a properly constituted meeting of shareholders convened to consider the resolution.

PART IV

DISCLOSURE OF TARGET ISSUER, RTO, AND RESULTING ISSUER

Information Concerning Thermolabile Technologies Corporation Inc.

Thermolabile Technologies Corporation Inc. was incorporated under the OBCA on March 22, 1999 as 1340733 Ontario Inc.  By Articles of Amendment dated November 8, 1999, the Articles of Incorporation were amended to rename the company as Thermolabile Technologies Corporation Inc. and to amend its share capital so as to provide for the creation of a class of Preferred Shares.  The Articles of Incorporation were further amended on October 17 and 23, 2001 to clarify the rights and restrictions attaching to the common and preferred shares of Thermo.

Thermo’s head office and registered office is located at 940 Sheldon Court, Suite 207, Burlington, Ontario, L7L 5K6.  Thermo does not currently maintain an address on the world wide web.

Intercorporate Relationships

Thermo does not have any subsidiaries or related corporations.

Acquisitions and Dispositions

Thermo has not made any material acquisitions or dispositions relating to its current business during the past  two fiscal years, other than the acquisition of all Patents, Trade Marks, Clinical Studies, Engineering Reports and Prototypes relating to the Therapik device from Swarm S.A., a French corporation.   Pursuant to a Purchase Option Agreement dated May 19, 2000 between Thermo and Swarm S.A., $200,000 (USD) and 20,000 Thermo Shares were issued as consideration for the acquisition.  See "Business of Thermo/Amalco – The Development of Thermolabile Technologies Corporation Inc.".

BUSINESS OF THERMO/AMALCO

Headquartered in Burlington, Ontario, Thermolabile Technologies Corporation Inc. ("Thermo") has been in commercial operation since 1999 as a medical device research and development company which has acquired a patented thermal therapeutic device for the prevention of the Herpes Simplex Virus (HSV-1), or what is commonly referred to as “cold sores”. Management of Thermo believes that Thermo’s thermal therapy device delivers the precise amount of localized heat required to neutralize the cold sore virus and prevent an outbreak, without risk of burning the skin.  The technology is protected by patents in the United States and Canada and with options to acquire same for Europe and Australia.  There are no similar products currently on the market.  The device has received regulatory approval under the Health Canada Therapeutic Products Programme to permit Thermo to assert the marketing claim, “For prevention and relief of the symptoms of herpes labialis (cold sores), such as, blistering, lesions, inflamation, and discomfort. Also helps alleviate the embarrassment that is typically associated with herpes labialis (cold sores) outbreaks”.  A medical device license number was issued on June 15, 2000 in accordance with Medical Device Regulations.  Thermo is currently in the process of seeking approval from the U.S. Food and Drug Administration (FDA) to make the marketing claim that the use of its patented thermal therapeutic device will prevent the outbreak of HSV-1.

Market Overview

Estimates are that about 58% of the U.S. population carries the cold sore virus (source: www.zila.com).  Between 20% to 40% of the total population has recurrent (more than 2 cold sore episodes per year) Herpes Labialis (Core Sores).  Management of Thermo believes that to date, the thermal therapy is the only over-the-counter (“OTC”) device clinically proven to prevent the outbreak of cold sores.  Currently, the only products available for the prevention of cold sores are expensive prescription anti-viral drugs with limited effectiveness and possible side effects.  Available OTC preparations merely soothe symptoms, but have no general preventative or healing value.   Despite their side effects, sales these products are driven by cold sore sufferers anxious to prevent the pain and embarrassment inflicted on cold sore sufferers.

Stated Business Objectives

Over the 12-month period following completion of the Amalgamation, Amalco (or the Resulting Issuer) intends to:

-

Completion of FDA approval process in establishing an over the counter product with a prevention claim for cold sores.

-

Identify and enter into a strategic agreement to license the thermal therapy technology and market the device. A major pharmaceutical or consumer products company, with significant market influence and established OTC distribution channels, would be the optimal choice.

-      Complete final product design and establish contract manufacturing partners.

Milestones To Be Achieved

In order for Amalco to be successful in achieving its stated business objectives, the following must occur:

-

Amalco must maintain key employees and hire additional technically skilled employees in order to be successful.  The Corporation believes that over the next 36 months additional capital resources will be required to attract and retain skilled employees and contractors.   See "Risk Factors".

-

Amalco must receive FDA approval for its thermal therapeutic device in order to penetrate large U.S markets.

-

In order to achieve a significant level of sales volume, Amalco must identify a major pharmaceutical company with significant market influence and established over the counter distribution channels.

Facts About Cold Sores

Cold sores are caused by HSV-1, which can remain dormant in the body for long periods of time, causing recurrent outbreaks. The initial HSV-1 infection manifests as a flu-like illness and generally occurs in early childhood, although some people may contract a primary infection as an adult.  The virus is spread through contact with the fluid from the cold sore blisters or with the saliva of an infected individual.  The virus is most easily transmitted when the blisters have first formed, but the lesions remain contagious until they have healed completely.  Cold sores are small lesions that appear on the lips or surrounding skin.  These lesions initially form as clusters of tiny blisters that burst and then crust over.  They may last for 3-10 days. They are painful to touch, and can interfere with normal activities such as speaking and eating.  Cold sores can also be socially embarrassing for sufferers, since they are both unattractive and easily spread.

In recurrent cases, the appearance of lesions is often preceded by prodromal symptoms of tingling, itching or burning around the lips.  These onset symptoms usually occur 24-48 hours prior to the eruption of a lesion, giving the sufferer advanced warning and providing a window for preventative therapy.

Available Treatments

1.

Symptomatic Approaches

As cold sores are viral in origin, there is currently no cure to prevent the virus from re-occurring.  Treatment options have heretofore been quite limited, with only partial efficacy.  Oral analgesics, such as ASA or acetaminophen, may mitigate the discomfort of cold sore lesions, but offer very little to speed healing time.  Similarly, pain relief can be obtained through the direct topical application of local anesthetic creams, such as lidocaine or L-Lysine.

Other non-prescription products have been approved in Canada and the United States to soothe cold sore lesions, but they have no preventative or healing benefits.  Several general lip-care products claim to be useful for relieving the symptoms of cold sores, among other uses, on their labels.  These products include Blistex ®(Blistex, Inc.), Carmex® (Carma Labs, Inc.) and Chapstick Medicated Lip Balm® (A.H. Robins).  The main therapeutic ingredients in such products are menthol and/or camphor to help reduce discomfort, and a variety of emollients to moisten and protect the lesion.  Other products, such as Zilactin® (Zila Pharmaceuticals), Herpecin-L® (Campbell Labs, Inc.), Viractin® (Viro-tex Corp.) and Campho-Phenique® (Sterling Health Products) claim that they are designed specifically for the treatment of cold sores.  These products contain local anaesthetic agents, such as benzocaine, to alleviate pain and burning. These OTC products may aid in relieving the symptoms of cold sores, but do not act on the virus itself or alter the course of the outbreak.

A variety of "natural" treatments are also available on the market, but none have been clinically proven.  Lactobacillus and red marine algae are purported to be useful in treating cold sores, but have not been adequately studied to establish effectiveness.

2.

Preventative Therapies

Anti-viral Therapies

A relatively new class of prescription drugs, anti-virals, are now being tried to help prevent or suppress recurrent cold sore outbreaks.  Currently, anti-virals are used both in topical and oral forms as a cold sore treatment, however, the treatment of cold sores in otherwise healthy patients is not among the official indications for these drugs, although they are still prescribed "off label" by some physicians for this purpose.

The most widely used anti-viral drug is acyclovir, which is sold under the brand name Zovirax®, manufactured by Glaxo Wellcome.  In addition, several pharmaceutical companies (Glaxo Wellcome, Abbott, Novopharm and Faulding) produce acyclovir sodium for injection, indicated in the treatment of immunocompromised patients with HSV-1 and HSV-2 infections.  Use of this injectable anti-viral for the general treatment of cold sores is still being studied.  In addition to acyclovir, newer anti-viral drugs have been developed by various pharmaceutical companies, but have yet to receive approval for the treatment or prevention of cold sores.  Glaxo Wellcome manufactures another anti-viral agent, valacyclovir, under the brand name Valtrex. As well, the anti-viral drug famciclovir, sold under the trade name Famvir, manufactured by SmithKline Beecham, is used primarily to treat genital herpes and shingles.

In Canada, topical acyclovir is not currently indicated for the treatment of cold sores, except in the case of immunocompromised patients.  In the U.K., France and South Africa, however, topical acyclovir is sold over the counter as a treatment for cold sores.  Glaxo Wellcome has applied to have acyclovir given non-prescription status in Canada, but without success to date.

While oral anti-viral therapy may help prevent or reduce lesions, it is an expensive and inconvenient approach to the problem.  Moreover, as acyclovir only appears to be effective when delivered systemically rather than locally, the potential for adverse side effects is greater.  Common side effects of anti-viral drugs include headache, nausea, vomiting, diarrhea and fatigue.  These drugs can also harm renal function and, in some cases, cause hallucinations.  The safety of these drugs for pregnant women and young children has not been established.

Sunscreen

One currently available OTC product that apparently does have some preventative value is sunscreen.  Excessive exposure to sunlight can be a trigger for the recurrence of cold sores.  Application of sunscreen to the lips and the skin around the mouth before sun exposure can thus lessen the likelihood of an outbreak due to this one particular trigger.

Sunscreen, however, will do nothing to prevent outbreaks caused by any other trigger, such as stress, trauma, fever, infection or hormonal fluctuations.  No sunscreen product is currently marketed primarily for the prevention of cold sore outbreaks.

The Thermal Therapeutic Device

History of Product

The original thermal therapy device was invented by two French researchers, Dr. M. Deheuvels and Georges Ratkoff, in 1987.

Dr. Deheuvels was aware of a common European folk treatment for stings from bees or other insects that involved placing a lit cigarette, a lighter or a red hot poker close enough to the bite to heat the skin.  Though effective, the method was crude and involved the danger of burning the skin.

The venom of wasps, bees, and some sea creatures, such as jelly-fish, are thermolabile.  In other words, these venoms can be rendered harmless by the application of heat at a specific temperature.  Even in the case of bites from insects whose venom is not thermolabile, such as mosquitoes and black flies, heating the affected area can improve circulation and counteract the immune responses that create swelling and itching.  Accordingly, if applied soon enough, at the right temperature and for sufficient duration, heating can significantly reduce the pain and discomfort of such stings.

Based on this information Dr. Deheuvels commenced development of a portable device that could provide effective relief from insect and sea creature stings by delivering precisely controlled heat that would neutralize thermolabile venoms without the risk of burning the skin.

Dr. Deheuvels approached co-inventor Georges Ratkoff with the idea, and they developed and tested such a device, which they then marketed under the trademark "Therapik".  Although the device was initially intended for the treatment of insect stings, the two researchers were aware that the device could also have benefits in the treatment of other conditions.  In 1989, the researchers applied for and obtained a U.S. patent for a "portable apparatus for localized heating of the skin for therapeutic purposes."  One of the additional applications the researchers envisioned for this device was the treatment of cold sores.

Product Description and Function

Thermo holds the exclusive rights to a hand-held thermal therapy device that delivers the requisite amount of heat to the precise location where prodromal symptoms are evident.  Clinical studies have shown this device to be both safe and effective in preventing the eruption of cold sore lesions. This patented technology was developed in Europe and regulatory approvals are currently being sought for Europe.

The device has a molded plastic shell, oval-shaped to fit the hand.  The shell houses an over voltage resistor, powered by a standard 9 volt battery.  A metallic capsule protrudes from the plastic shell, and is heated by the resistor to the precise temperature required to neutralize the HSV-1 virus (53-55o Celsius). The type of resistor used makes it possible to accurately regulate the temperature to eliminate all risk of overheating or burning.  A thermosensitive indicator changes colour to let the user know when the precise therapeutic temperature has been reached and the device is ready to use.  When sufficient heat is applied to the skin during the prodromal phase, the eruption of cold sore lesions can be prevented.

To operate the device, the user presses the power button and holds the unit so that the heated capsule comes in contact with the skin at the labial site where the prodromal signs of tingling or prickling indicate that a cold sore lesion is forming.  The device should be held in place for about 30 seconds.  Treatment can be repeated as long as prodromal signs persist.

Double Blind Study

In 1998-99, Professor Loic Vaillant of the Department of Dermatology in the Faculty of Medicine in Tours, together with Dr. Deheuvels and eight independent physicians, undertook a double-blind clinical trial, producing a report entitled "Study of the Effects of Therapik Topical Heat in Recurrent Peri-buccal Herpes".

The study was a randomized, cross-over double-blind study, comparing the effectiveness of the Therapik thermal therapy device in treating cold sores with the results of a visually identical placebo device.  The study involved a total of 47 patients at ten separate investigation centres.  All patients had a history of recurrent cold sores, with a minimum of 4 outbreaks in the previous 12 months.

Study participants were randomly given either a Therapik device or a visually identical placebo unit that would not generate sufficient heat to be therapeutically effective, and were asked to use the device for three 30-second applications at 5 minute intervals during the first three hours of the prodromal phase of potential cold sore outbreaks.  They were given a self-report notebook to record their experiences and a disposable camera with which to take before and after photographs of the affected area.  Each patient participated in two separate 4-6 month study phases, receiving the opposite type of device for the second phase.  Thus, each patient was observed while using both the thermal therapy device and the placebo.  At the end of each phase, the patients completed a questionnaire and met for a consultation with the investigating physician.

The results of the randomized double-blind placebo-controlled study statistically demonstrate the effectiveness of Therapik provided it is used within 3 hours of the early prodromal phase of the disease, before the occurrence of blisters.  The results also demonstrated that if Therapik was applied beyond the optimal conditions then the effectiveness of Therapik was reduced.  Moreover, the study found that Tolerance to [the thermal therapy device] does not significantly differ from placebo.  Acceptability of the treatment was total in almost all cases.

The Development of Thermolabile Technologies Corporation Inc.

Michael A. Jenkins, President and co-founder of Thermo, saw the Therapik thermal therapy device being sold in Germany in 1994, and negotiated with the inventors to obtain the North American rights to the device on behalf of Thermolabile Technologies Corporation Limited Liability Company (TTC-LLC) an Ohio-based company that Mr. Jenkins co-founded with Donald F. Felice, Vice President and co-founder of Thermo.  See "Directors, Officers and Promoters of Thermo".

TTC-LLC acquired the tooling for manufacturing the Therapik device, and moved production to Canada. Trademark protection was applied for and granted for Canada and the USA.  Additionally, regulatory approvals to market the Therapik device were applied for in Canada and the USA.  A marketing sales agreement was then established between Thermo and Jencor International Inc. (“Jencor”) (a company owned by Mr. Jenkins) to market the technology.  As consideration for the marketing and sales rights Thermo paid Jencor $500,000 which included the assumption of a $100,000 small business loan as well as a promissory note payable to Jencor for the sum of $400,000.  TTC-LLC acquired North American patents for the device and negotiated first right of refusal for 13 other countries in Europe and Australia.

Mr. Jenkins formed Thermolabile Technologies Corporation Inc. on November 1, 1999 and merged all the assets of TTC-LLC and the marketing sales agreement for the thermal therapy technology held by Mr. Jenkins, Mr. Felice and, Jencor.

Product Marketing Strategy

Thermo is currently seeking a strategic corporate partner to license the thermal therapy technology and market the device.  A major pharmaceutical or consumer products company, with significant market influence and established OTC distribution channels, would be the optimal choice.  If appropriate, Thermo will establish arrangements with various partners for different geographical areas.

The strategic partner will gain first-to-market advantage with this product.  The exclusive technology and strong market potential provide an opportunity for significant sales and revenue.  The OTC products currently marketed for the treatment of cold sores have no preventative value, yet they generate substantial sales, and demand for a more effective product is strong.

At present, there are no thermal therapy devices on the market for cold sore prevention.  The only preventative treatments currently available are expensive prescription anti-viral drugs, which have limited effectiveness and carry the risk of unpleasant side effects.  Thermal therapy offers a natural alternative that is clinically proven, safe, effective and economical.

Market Demand

The virus that causes cold sores, HSV-1, is endemic in North America, affecting 80% of the population.  Approximately 60% of the population suffers cold sore outbreaks as a result of this infection (source: www.utexas.edu/pharmacy.com).  Current medical research indicates that 20-40% of the population experience recurrent cold sore outbreaks (Severson and Tyring, 1999).  In the Canadian market alone, that figure translates into as many as 12 million people who suffer recurrent bouts of cold sores.

Of these patients, 50% will use an OTC preparation to treat the lesions, while only 1% to 3% will seek doctor-prescribed agents (source: www.utexas.edu/pharmacy.com).  Thus, in North America, OTC remedies are the mainstay of treatment for cold sores, although such products generally provide only partial symptomatic relief and do not speed the healing of the lesion or prevent the outbreak in the first place.

Systemic anti-viral therapy is the only pharmaceutical method that has so far shown any degree of efficacy in preventing and suppressing cold sores.  This form of drug therapy is quite expensive, with potential side effects, yet prescription and sales figures indicate that a significant number of cold sore sufferers are willing to make the expenditure and take the risk in order to potentially prevent outbreaks of lesions or reduce their frequency and duration.

Revenue Sources and Operations

Since incorporation in 1999, Thermo has invested its capital resources in research and development, market research, regulatory compliance, exclusive marketing agreements and the acquisition of patents and trademarks,  and as a result Thermo has not generated significant  revenue to date.  Thermo’s audited financial statements for the year ended January 31, 2001 show revenue of $20,489 and a net loss of $447,460. Thermo has a working capital deficit of approximately $35,569, total assets of approximately $1,228,201, shareholders equity of $728,502, and development costs of $851,585.

Research and Development

To date, Thermo has invested in research and development, market research, regulatory compliance, exclusive marketing agreements and the acquisition of patents and trademarks.  Thermo will continue to explore further applications of the thermal therapy device through clinical research conducted by third party researchers at universities and teaching hospitals.  Research into the product's effect on other heat sensitive viruses, such as HPV-1 (the virus that causes warts) will be undertaken.  Once further applications are identified, market potential will be assessed and clinical trials will be implemented.

The Therapik device is being marketed as a treatment to relieve the pain and swelling caused by bites from over 20,000 different species of insects, including wasp and bee stings, and the venom of certain sea creatures, such as jelly-fish.  Although Thermo has a very limited marketing budget and has not conducted any significant marketing campaigns, the Therapik device has already sold 44,000 units in Canada and the USA since 1995 (prior to establishing Thermo).

Manufacturing

Thermo purchased the tooling equipment for the Therapik device and moved this production machinery to Canada.  For marketing as a cold sore prevention, the thermal therapy device has been redesigned, and the Thermo will acquire new tooling for this version of the product.

The manufacturing process itself is simple.  Using the customized tooling, the outer shell of the device is created from plastic, using basic injection molding processes. All other components are readily available through various suppliers in North America and Europe.  Decisions regarding appropriate packaging will be left to the licensee, as part of the broader branding initiative.

Competition

There is no direct competition currently in the market place.  Thermo will be the first to market with a natural thermal therapy device proven to prevent cold sore lesions.

Abreva, recently launched in the United States, is an OTC product that claims to shorten duration.  The median time-to-healing supported in their clinical trials was less than one day shorter than the placebo group.

The only other treatment option with general preventive benefits is anti-viral therapy.  However, the medical literature indicates that the preventive and suppressive effects of anti-virals in the treatment of cold sores are not strong.  Moreover, these prescription drugs are quite expensive and seem most effective when used in a systemic, long-term course of treatment.

Anti-viral drugs may produce side effects such as headache, nausea, vomiting, diarrhea and fatigue. More rarely, they may also cause renal damage or hallucinations.  Also, their use in pregnancy and in young children has not been adequately studied to ensure safety and efficacy and is thus not recommended.

Anti-viral products that could be used to prevent cold sores are manufactured and marketed by some of the major pharmaceutical companies.  The chart on the following page provides a breakdown of the various anti-virals now on the market.

Anti-viral Drugs currently marketed in Canada

Generic Name	Brand Name	Manufacturer	Indications for Use
Acyclovir (topical cream)	Zovirax® Cream	Glaxo Wellcome	For the topical management of initial episodes of genital herpes simplex infections.
Acyclovir (oral)	Zovirax® Oral	Glaxo Wellcome

The treatment of initial episodes of herpes genitalis; the suppression of unusually frequent recurrences of herpes genitalis; the acute treatment of herpes zoster (shingles) and varicella (chicken pox).

Acyclovir sodium (for injection)	Zovirax® for Injection; various generic brands	Glaxo Wellcome; Abbott, Novopharm, Faulding

For the treatment of initial and recurrent mucosal and cutaneous herpes simplex (HSV-1 and HSV-2) infections and varicella-zoster (shingles) infections in immunocompromised adults and children.  It is also indicated for severe initial episodes of herpes simplex infections in patients who may not be immunocompromised.

Valacyclovir HCl	Valtrex®	Glaxo Wellcome	For the treatment of herpes zoster (shingles) and recurrent genital herpes in immunocompetent adults.
Famciclovir	Famvir®	Novartis	Used to treat herpes zoster (shingles) and genital herpes.

Organizational Structure

Management of Thermo believes that investing in human capital is fundamental to its growth and success and Thermo depends on its people for constant innovation and research and development.  As at June 30, 2001, Thermo had only four full-time employees, and all production activities are outsourced to third party contractors.  Thermo’s success will be dependent to a large degree on its ability to retain the services of its existing senior officers and to retain additional qualified senior officers and key personnel in the future. None of the employees of Thermo is subject to collective bargaining agreements or is represented by a union. Thermo considers its relations with its employees to be good.

Strategic Partners/Advisory Board

Thermo has developed strategic relationships with various individuals in order to obtain needed technical components, access specific technical capabilities and to extend Thermo’s sales and marketing reach beyond Thermo’s internal sales staff.  Thermo is dependent on many of these strategic partners for technical advice and business could be negatively affected if it cannot get technical support.  A list of Thermo’s Advisory Board members can be obtained from Thermo’s head office.

INTELLECTUAL PROPERTY AND OTHER PROPRIETARY RIGHTS

Thermo relies primarily on a combination of copyright and trade secret laws, confidentiality procedures and contractual provisions to protect its proprietary rights. Thermo believes that its current intellectual property rights are sufficient to carry on its business as currently conducted.  Despite efforts to protect its proprietary rights, unauthorized parties may attempt to copy aspects of Thermo’s therapeutic device or obtain and use information that Thermo regards as proprietary.  In addition, the laws of some foreign countries do not protect Thermo’s proprietary rights as fully as do the laws of the United States or Canada.  There can be no assurance that Thermo’s efforts to protect its proprietary rights in the United States or Canada or abroad will be adequate or that competition will not independently develop similar technology.

Thermo is not aware that it is infringing any proprietary rights of third parties.  Thermo cannot assure investors that third parties will not claim that Thermo infringed their intellectual property rights.  Any such claims, with or without merit, could be time consuming to defend, result in costly litigation, divert management’s attention and resources, cause product shipment delays, or require Thermo to enter into royalty or licensing agreements.  Such royalty or licensing agreements, if required, may not be available on terms acceptable to Thermo, if at all.  In the event of a successful claim of product infringement against Thermo and its failure or inability to license the infringed or similar technology, Thermo’s business, operating results and financial condition would be materially adversely affected.

Pursuant to a Purchase Option Agreement dated May 19, 2000 between Thermo and Swarm S.A., $200,000 (USD) and 20,000 Thermo Shares were issued as consideration for the acquisition of all Patents, Trade Marks, Clinical Studies, Engineering Reports and Prototypes relating to the Therapik device from Swarm S.A., a French corporation.  As part of the agreement the $200,000 is payable at a rate of $5,000 per month.  In the event of default on payment, Thermo’s/Amalco’s title, rights, and interest in the patent rights acquired under the agreement may be subject litigation which may adversely effect the operations of Amalco.

Patents, Trademarks and Regulatory Approval

The thermal therapy device is protected by the following patents:

Jurisdiction	Patent Number	Date Awarded	Expiry Date
Europe	No. 312413	May 5, 1993	May 5, 2013
Australia	No. 597851	September 25, 1990	September 25, 2010
United States	No. 4944297	July 31, 1990	July 31, 2010
Canada	No. 1318827	June 8, 1993	June 8, 2013

The C.I.P code for the device is: 656229-4

Thermo also holds the North American rights to the trademark "Therapik®".  A new, trademarked brand name will also be chosen in order to market the device specifically for cold sore prevention.

Pamela Papineau, President of Delphi Consulting Group, a Massachusetts-based firm that specializes in medical device regulatory services, is advising Thermo on all aspects of the FDA and TTP applications and approval process.

REGULATORY APPROVALS AND IMPACT OF REGULATIONS

On June 15th, 2000, Thermo received approval from regulatory authorities in Canada to market the thermal therapy device with the marketing claim “For prevention and relief of the symptoms of herpes labialis (cold sores), such as blistering, lesions, inflammation, and discomfort.  Also helps alleviate the embarrassment that typically is associated with herpes labialis (cold sores) out breaks.”  Regulatory application has been submitted for the United States and is currently being prepared for the Europe.  Management of Thermo anticipates a final FDA decision by the 1st quarter of 2002.  In Europe, regulatory approval for this claim is being established.  Pamela Papineau, President of the Delphi Consulting Group, and a specialist in the field of medical device regulation, is overseeing Thermo’s FDA application.  Ms. Papineau also sits on Thermo’s Executive Advisory Board.

Regulatory Requirements

The development of new pharmaceuticals and medical devices is strongly influenced by a countries regulatory environment.  The approval process in Canada is regulated by Health Canada.  In the United States, the primary regulatory body is the Food and Drug Administration (the FDA).  Similar processes are conducted in other countries by equivalent regulatory bodies.  Regulations in each jurisdiction require that licenses be obtained from regulatory agencies for drug manufacturing facilities and also mandate strict research and product testing standards in order to ensure quality in respect of the manufacturing of therapeutic products (i.e., Good Manufacturing Practices). Companies must establish the safety and efficacy of their products, comply with Good Manufacturing Practices and submit marketing strategies before being allowed to market pharmaceutical products. While Thermo will pursue the approval of any product that it develops, success in acquiring regulatory approval for any such product is not assured.  See "Risk Factors".

Regulatory Requirements for Devices

Regulatory requirements for the approval of a medical device include the submission of proof of the device’s safety and efficacy.  This proof is generally derived from extensive pre-clinical, clinical and laboratory tests. Prospective manufacturers are also required to conform to current Good Manufacturing Practices prescribed by the Canadian Therapeutic Products Directorate (the TPD) and the FDA in the United States.  Manufacturers must file with the TPD or FDA all information regarding the safety, efficacy and labelling of medical devices.

In Canada the TPD regulates the sale of medical devices.  Medical devices are categorized into four classes (I to IV) where Class I represents the lowest risk and Class IV represents the highest risk.  In addition, the filing and reporting requirements required by the TPD are rigorous and time consuming.  In the United States, medical devices are classified into three categories based on their route of evaluation for ensuring safety and effectiveness.  Class I devices are those whose safety and effectiveness can reasonably be ensured through general controls such as labelling, pre-market notification and adherence to Good Manufacturing Practices. Class II devices are those whose safety and effectiveness can be reasonably ensured through the use of special controls such as post-market surveillance, performance standards and patient registries.  Class III medical devices are those that have received Pre-market Approval (PMA) by the FDA or for which the FDA has made a finding of substantial equivalence based upon a 510(k) application to ensure safety and efficacy. These products are usually life sustaining, life supporting and implantable devices. Before a new device can be introduced to market, the manufacturer is usually required to obtain FDA approval under a 510(k) application or a PMA application.  It generally takes from 6 to 12 months for the FDA to respond to such application.  If the FDA requires a PMA for a device, then a PMA application must be submitted.  The PMA application requires at least two independent, statistically significant clinical trials which must demonstrate the efficacy and safety of the device in order to obtain approval by the FDA.  An Investigational Device Exemption application would typically be filed and approved prior to the commencement of clinical trials.

FACILITIES

Thermo is currently subject to the terms of a three year lease of 2291 square feet of office space that commenced on October 1, 1998, with an option for two more years with an increase of 5% in the first option year and an increase of 5% in the second option year.  The option has been exercised and the total monthly lease payments are $2933.

MANAGEMENT OF THERMO/RESULTING ISSUER

Michael A. Jenkins - President, Chief Executive Officer, Secretary and Director - Age 44

Mr. Jenkins has over twenty years of market experience in the field of medical supplies and over the counter (OTC) consumer health care products.  Since 1999, Mr. Jenkins has been President of Thermolabile Technologies Corporation Inc., a privately held medical device research company located in Burlington, Ontario which was founded and initially capitalized by Mr. Jenkins for the purpose of marketing OTC health products to large pharmaceutical companies.   Since 1989, Mr. Jenkins has also served as President of Jencor International Inc., a privately held consumer products company that specializes in the design, development and manufacturing of lumbar devices and athletic sports supports.  Jencor International Inc. currently holds the trademarks for The Back Doctor®and Back Buddy®, and the Canadian license to market Spalding® Sports Supports all of which are sporting/lumbar/back support devices marketed and distributed in Canada through Jencor International Inc.

From 1984 to 1990, Mr. Jenkins acted as the Canadian Business Manager Tecnol International Inc., a hospital products manufacturer based in Dallas, Texas, U.S.A. Mr. Jenkins was instrumental in launching the company’s overseas expansion, including its expansion into the Canadian market. During his role as business manager, Mr. Jenkins was primarily responsible for increasing sales growth in Canada.  By 1990 Tecnol International Inc. was a market leader in surgical face masks and cold therapy products. Prior thereto Mr. Jenkins was a sales representative with Johnson & Johnson where he was responsible for Ontario, Alberta, and British Columbia.

Upon completion of the Qualifying Transaction, Mr. Jenkins will devote 100% of his time to the affairs of the Resulting Issuer.

Donald F. Felice - Vice President and Director - Age 56

Mr. Felice has over thirty years of business experience, particularly in connection with the medical supplies industry and financial management.  Since 1999, Mr. Felice has served as Vice President of Thermolabile Technologies Corporation Inc.’s U.S. based operations and been responsible for liaison with the U.S. Food and Drug Administration. Prior thereto and from 1991 to 1999, Mr. Felice acted as a private consultant and served on the board of several diverse private companies, including Orion Broadcasting Systems Inc., a wireless cable (MMDS) company in New Jersey, U.S.A. which carried MMDS licenses in various parts of the U.S.A.  Mr. Felice also served as a director in Anodyne Inc., a medical device company located in Michigan, U.S.A.

From 1971 to 1991, Mr. Felice was employed in the medical products industry as a sales consultant and representative.  From 1981 to 1990 he was employed with Tecnol Medical Products Inc., a hospital supply company which became a publicly traded company in 1990.

Mr. Felice received his Bachelor of Science degree in Business Administration from Capital University, Columbus, Ohio in 1967.

Upon completion of the Qualifying Transaction, Mr. Felice will devote 100% of his time to the affairs of the Resulting Issuer.

SUMMARY AND ANALYSIS OF FINANCIAL OPERATIONS

	3 month period ending April 30, 2001 (unaudited)	Year Ending January 31, 2001 (Audited)	Year Ending January 31, 2000 (Audited)
Sales	22,206	20,489	Nil
Gross profit	7,952	8,549	Nil
Amortization	43,655	288	Nil
General and Administrative Expenses	169,383	486,009	$31,656
Net Income (Loss)	(161,431)	(486,009)	(31,656)
Working Capital	2,477	(34,569)	(242,693)
Long Term Liabilities	40,000	46,000	70,000
Shareholders’ equity	866,343	728,502	456,222
Share Capital	1,536,890	1,237,618	487,878
Number of securities	2,055,345	1,028,018	487,878

MANAGEMENT'S DISCUSSION AND ANALYSIS OF OPERATING RESULTS

The following discussion and analysis should be read in conjunction with and is qualified in its entirety by the financial statements of Thermolabile Technologies Corporation Inc. and the notes thereto which have been prepared in accordance with generally accepted accounting principals in Canada.

Overview

Thermo was incorporated on March 22, 1999, and is still in the development stage.  Thermo has not been profitable since its inception and expects to incur losses in continuing the research and development of its products.   Thermo does not expect to generate significant revenues until its products become commercially viable.  Thermo has not developed any significant marketing or distribution networks for its products.  Should the products become commercially viable, Thermo will seek marketing alliances where necessary.   As of April 30, 2001, Thermo has incurred a cumulative deficit of $670,547.  However, through funding and financing arrangements, Thermo had, as of April 30, 2001 cash on hand in the amount of $60,795.

Thermo incurs a variety of expenses to carry out its research and development programs.  In order to minimize its overhead expenses, Thermo conducts its activities through a non-arm’s length third party engaged on a contractual basis to carry out the administrative duties.  Payments in the amount of $435,500 for administration represent approximately 89.6% of Thermo’s total expenditures of $486,009 during the fiscal year ended January 31, 2001.

Three months ended April 30, 2001 compared with the three months ended April 30, 2000

Revenue

Revenue generated in the three months ended April 30, 2001 was $22,026 compared to $860 for the three months ended April 30, 2000.  This revenue received was attributable to the sale of inventory of the prototype.

Expenses

General and Administrative expenses of $169,383 for the three months ended April 30, 2001 increased from

$25,687 for the three months ended April 30, 2000. The majority of the increase in expenses related to the increase in administrative fees and amortization of development costs.  The administrative fees were paid to related third parties for the day to day operating activities of Thermo.

Net Loss

The net loss for the three months ended April 30, 2001 was $161,431 compared with a net loss of $25,407 for the three months ended April 30, 2000.  The increase in net loss resulted primarily from the payment of administrative fees to a related party.  The total deficit at April 30, 2001 was $670,547 compared to a total deficit of $ 57,062 at April 30, 2000.

Fiscal year ended January 31, 2001 compared with the fiscal year ended January 31, 2000

Revenue

For the fiscal year ended January 31, 2001, Thermo generated revenue of $20,489 compared to no revenue for the fiscal year ended January 31, 2000.  The revenue received in the fiscal year ended January 31, 2001 was attributable to the sale of inventory of the prototype.

Expenses

General and Administrative expenses of $486,009 for the fiscal year ended January 31, 2001 increased from $31,656 for the fiscal year ended January 31, 2000. The majority of the increase in expenses related to the increase in administrative fees. The administrative fees were paid to related third parties for the day-to-day operating activities of Thermo.

Net Loss

The net loss for the fiscal year ended January 31, 2001 was $477,460 compared with a net loss of $31,656 for the fiscal year ended January 31, 2000.  The increase in net loss resulted primarily from payment of administrative fees to a related party.  The total deficit at January 31, 2001 was $509116 compared to a total deficit of $31,656 at January 31, 2000.

Liquidity and Capital Resources

To date, Thermo has financed its operations, research and development and capital expenditures primarily through private placements of its securities.  Since inception, Thermo has received net proceeds of $1,536,890 from the sale of equity by way of private financing. As of April 30, 2001 the company had cash of $60,795, accounts receivable of  $16,557 and inventory of $150,976.  Thermo believes that it will have sufficient funding to complete studies on its product and make it commercially viable.

ADMINISTRATION

The administrative expenses that Amalco expects to incur in order to achieve its stated business objectives during the 12-month period following the Amalgamation are budgeted as follows:

Category	Average Monthly Amount	Annual Total
Legal and Accounting	$4,000	$48,000
Transfer Agent Fees	$250	$3,000
Annual General Meeting and Statutory Filings	$200	$2,400
Rent and Utilities	$3,000	$36,000
Telephone and Fax	$1,000	$12,000
Travel	$750	$9,000
Miscellaneous Office	$500	$6,000
Executive Salaries	$12,000	$144,000
TOTAL:	$21,700	$260,400

It is anticipated that there will not be material monthly fluctuations in the total monthly administrative costs, although each component may fluctuate materially on a monthly basis at some time during the year.  Thermo anticipates covering monthly administration costs with current cash on hand and future revenues from operations.   See "Available Funds" and "Principal Purposes".

AVAILABLE FUNDS

Assuming the completion of the Amalgamation, Amalco will have funds available to it as follows on the Effective Date:

Source of Funds	Amount
Pro forma available working capital as of June 30, 2001: Thermo The Corporation	$532,477 (2) $582,393 (1)
Total Funds Available	$1,114,870

Notes:

(1)

Funds currently being held in the Corporation’s commercial bank account.

(2)

Subsequent to April 30, 2001, additional private placement proceeds of $530,000 were received by Thermo, which when combined with Thermo’s cash on hand as of April 30, 2001, being $60,795, equals $590,795.

PRINCIPAL PURPOSES

Thermo's available funds of $1,114,870 will be used as follows:

Objective and Use of Funds Available	Amount
Foreign Regulatory Approval	100,000
Thermal Therapy Design Upgrades	150,000
Marketing	286,788
General and Administrative Expenses	260,400
Unallocated Working Capital to Fund Ongoing Operations	317,682
TOTAL	$1,114,870 (1)

Note:

(1)

Amalco’s capital requirements over the next 12 months, including general and administrative expenses, are approximately $750,000.

Amalco will spend the funds available to it on the completion of the Qualifying Transaction to further its stated business objectives set out in "Stated Business Objectives".  There may be circumstances where, for sound business reasons, a reallocation of funds may be necessary in order for Amalco to achieve its stated business objectives.  Thermo anticipates that the "Available Funds" will be sufficient to satisfy its ongoing capital requirements and general administrative expenses for the 12 month period following completion of the Qualifying Transaction.

RISK FACTORS

The industry in which Thermo (and the Resulting Issuer) operates is highly speculative and should be considered only by those who are able to make a long term commitment and who are prepared to rely upon management and risk loss of their entire investment.  Each Shareholder should consider the risk factors listed below.

Risks Associated with the Industry

1.

No Assurance of Successful Development.

Prospects for companies in the biopharmaceutical industry generally may be regarded as uncertain given the nature of the industry and, accordingly, investments in biopharmaceutical companies should be regarded as speculative.  Thermo’s technologies are currently in the research and development stage which is the riskiest stage for a company in the biopharmaceutical industry.  It is not possible to predict, based upon studies in animals, whether a new therapeutic, device or topical treatment will prove to be safe and effective in humans. As at the date hereof, Thermo has not introduced a product into the market.  There can be no assurance that the research and development programs conducted by Thermo will result in any commercially viable products and in the event that any product or products result from the research and development of Thermo, it is unlikely that any such product will be commercially available for a number of years.  To achieve profitable operations, Thermo, alone or with others, must successfully develop, introduce and market products.  To obtain regulatory approvals for any product that may be developed and to achieve commercial success, human clinical trials must demonstrate that such product is safe for human use and that it demonstrates efficacy.  Unsatisfactory results obtained from a particular study relating to a program may cause Thermo to reduce or abandon in whole its commitment to such program.  No assurances can be provided that any future animal or human test, if undertaken, will yield favourable results.

2.

Lack of Profitability.

Thermo’s prospects must be considered in light of the risks, expenses and difficulties frequently encountered with the establishment of a development stage company in a highly competitive industry, characterized by frequent new product introductions.   Thermo has concentrated on research and development and has generated limited revenues which are insufficient to offset its research and development costs and, accordingly, Thermo has not made an operating profit.  Thermo has had no earnings, minimal revenues and negative cash flows to date, and there can be no assurance that it will have earnings or positive cash flow in the future.  Thermo has incurred losses and anticipates that its losses will increase as it continues its research and development and potential future clinical trials and eventually seeks regulatory approval for the sale of its products.

3.

Capital Requirements  and Liquidity.

Thermo’s future capital requirements will depend on many factors, including continued scientific progress in its research and development program, progress in any pre-clinical and clinical evaluation of products and product candidates that may be undertaken by Thermo, time and expense associated with filing, prosecuting and enforcing its patent claims and costs associated with obtaining regulatory approvals.  In order to meet such capital requirements, Thermo will consider contract fees, collaborative research and development arrangements, and additional public or private financing (including the issuance of additional equity securities or the incurrence of debt) to fund all or a part of Thermo’s programs.  There can be no assurance that additional funding will be available or, if available, that it will be available on acceptable terms.  If adequate funds are not available, Thermo may have to substantially reduce or eliminate expenditures for research and development, testing, and any future production and marketing of its proposed products, or obtain funds through arrangements with corporate partners that may require Thermo to relinquish rights to certain of its technologies or products. There can be no assurance that Thermo will be able to raise additional capital if its capital resources are exhausted.  The ability of Thermo to arrange such financing in the future will depend in part upon the prevailing capital market conditions as well as the business performance of Thermo.  There can be no assurance that Thermo will be successful in its efforts to arrange additional financing on terms satisfactory to Thermo if its capital resources, including the Available Funds, are exhausted.  Where the financing involves the issuance of Amalco Shares from treasury, control of Amalco may change and shareholders may suffer additional dilution to their investment.

4.

Dependence on Key Personnel.

Thermo’s success is dependent to a great degree upon its ability to attract and retain highly qualified management and scientific personnel and to develop and maintain relationships with leading research institutions.  Thermo is highly dependent on the principal members of its management as well as its advisors, collaborators and consultants.  Competition for such personnel is intense and is affected by a number of factors beyond the control of Thermo.  The loss of such key employees, advisors, collaborators and consultants, could compromise the speed and success of Thermo’s research and development objectives and adversely affect Thermo’s future prospects.

5.

Dependence on Third Party Relationships.

Thermo relies upon third party relationships for assistance in the conduct of its research and development and expects to rely on third party relationships for manufacturing, marketing and commercialization of its products. There can be no assurance that Thermo will be able to maintain or establish such arrangements on favorable terms, if at all, or that such arrangements will be successful.  The failure to establish successful arrangements with third parties could have an adverse effect on Thermo’s future prospects.

6.

Proprietary Rights and Patent Protection.

Thermo’s success will depend, in part, on its ability to maintain patents that protect its technology and to operate without infringing the rights of third parties.  Pursuant to a Purchase Option Agreement dated May 19, 2000 between Thermo and Swarm S.A., $200,000 (USD) and 20,000 Thermo Shares were issued as consideration for the acquisition of all Patents, Trade Marks, Clinical Studies, Engineering Reports and Prototypes relating to the Therapik device from Swarm S.A., a French corporation.  As part of the agreement the $200,000 is payable at a rate of $5,000 per month.  In the event of default on payment, Thermo’s/Amalco’s title, rights, and interest in the patent rights acquired under the agreement may be subject litigation which may adversely effect the operations of Amalco.  Notwithstanding that Thermo has obtained patents on the thermal therapeutic device, there can be no assurance that such patents will provide Thermo with any competitive advantages or will not be successfully challenged by any third party, or that the patents of others will not have an adverse effect on the ability of Thermo to do business.  In addition, there can be no assurance that a third party will not independently develop similar technologies, duplicate some or all of Thermo’s technologies.  Furthermore, there can be no assurance that the confidentiality of Thermo’s technology can be maintained or that such technology will not or has not already been independently discovered by others. Disclosure and use of Thermo’s know-how and technology not otherwise protected by patent are generally controlled by written agreements. There can be no assurance, however, that all such agreements will be honored, that others will not independently develop equivalent technology, that disputes will not arise concerning the ownership of intellectual property or that disclosure of Thermo’s technology will not occur. To the extent that advisors, consultants or other research collaborators use intellectual property owned by others in their work with Thermo, disputes may also arise as to the rights to the resulting know-how or inventions.  In addition, Thermo may be required to obtain licences to patents or other proprietary rights of third parties.  No assurance can be given that any licenses required under such patents or proprietary rights will be available on terms acceptable to Thermo.   If Thermo does not obtain such licenses, it could encounter delays in introducing one or more of its products to the market while it attempts to design around such patents, or could find that the development, manufacture or sale of products requiring such licenses could be foreclosed.  In addition, Thermo could incur substantial costs in defending itself in suits brought against Thermo regarding such patents or in suits whereby Thermo attempts to enforce its own patents against other parties.  The patent protection afforded to biopharmaceutical companies is uncertain and involves many complex legal, scientific and factual questions. There is no clear law or policy involving the degree of protection afforded under patents.  As a result, there can be no assurance that, (i) litigation will not be commenced seeking to challenge Thermo’s patent protection or that such challenges will not be successful, (ii) processes or products of Thermo do not or will not infringe upon the patents of third parties, or (iii) the scope of patents that may be issued to Thermo will successfully prevent third parties from developing similar or competitive products.  It is not possible to predict how any patent litigation will affect Thermo’s efforts to develop, manufacture or market its products.  The cost of litigation to uphold the validity and prevent infringement of any patents issued to Thermo may be significant and there can be no assurance that Thermo will have sufficient financial or other resources to conduct such litigation.

7.

Risk of Third Party Claims for Infringement.

Thermo is not aware of any of its technology or processes that infringe the proprietary rights of third parties. There can be no assurance, however, that third parties will not claim such infringement by Thermo with respect to current or future technology or products of Thermo.  Dealing with any such claims, with or without merit, could be time-consuming, result in costly litigation, or require Thermo to enter into royalty or licensing agreements which may or may not be available on terms acceptable to Thermo.  The failure to do any of the foregoing may have a material adverse effect on Thermo.

8.

Regulatory Environment.

The procedure involved in obtaining regulatory approval from the competent authorities to market therapeutic products and devices and topical treatments is a long and expensive process that may delay or prevent product development.  Thermo’s thermal therapeutic device has received regulatory approval in Canada only and any regulatory approval sought with the FDA in the USA to allow Thermo to market a product in the USA may be applicable to a limited extent only or it may be refused in its entirety. Such limitations or refusal could have a material adverse effect on the sales and profitability of Thermo. There can be no assurance that Thermo will obtain such regulatory approval from the FDA on a timely basis if at all.

9.

Competition.

Competition in the biopharmaceutical industry is intense.  Thermo will compete with other companies that are developing or have developed products designed to treat similar conditions.  Many of these other companies have substantially greater resources than Thermo.  There can be no assurance that developments by other companies will not adversely affect the competitiveness of Thermo’s technologies or any products based thereon or the commitment of Thermo’s research collaborators to Thermo’s programs.  The biopharmaceutical industry is also characterized by extensive research efforts and rapid technological change.  Competition can be expected to increase as technological advances are made and commercial applications for biopharmaceutical products increase.  Competitors of Thermo may use different technologies or approaches to develop products similar to the products which Thermo is seeking to develop, or may develop new or enhanced products or processes that may be more effective, less expensive, safer or more readily available before Thermo obtains regulatory approval of its products in the USA.  There can be no assurance that any product developed by Thermo will compete successfully or that research and new industry developments will not render Thermo’s products obsolete or uneconomical.

10.

Manufacturing and Marketing.

Thermo has limited or no experience in large scale manufacturing and marketing its products.  There can be no assurance that any manufacturing and marketing efforts will be successful.  Thermo intends to rely on third parties to manufacture or market products.  Accordingly, the quality and commercial success of such products may be outside its control.  There can be no assurance that the market will accept Thermo’s product candidates, even if they prove to be safe and effective and are approved for marketing by the TPD, the FDA and other regulatory authorities.  Failure of or delay by a manufacturer of Thermo’s products to comply with Good Manufacturing Practices or similar quality control regulations or satisfy regulatory inspections may have a material adverse effect on the future prospects of Thermo.  Further, market penetration of Thermo’s products will be influenced by factors including the cost-effectiveness and overall economic benefits that such products offer.

11.

Product Liability and Insurance.

The sale and use of products under development by Thermo, and the conduct of clinical studies involving human subjects, may entail risk of product or other liability.  Thermo currently maintains product liability insurance for its Therapik product but there can be no assurance that it will be able to maintain appropriate levels of product liability insurance for the use of its products in clinical trials or for commercial sale.  An inability to maintain insurance on economically feasible terms or to otherwise protect against potential product liability claims could inhibit or prevent the commercialization of products developed by Thermo.  The obligation to pay any product liability claim or recall a product could have a material adverse effect on the business, financial condition and future prospects of Thermo.

12.

Market Risk and Weak Public Market.

The Amalco Shares are speculative securities. There can be no assurance that an active public trading market for the Shares will develop after closing of the Proposed Qualifying Transaction or, if developed, be sustained, or that the market price of the Amalco Shares will not decline.  The market price of the Amalco Shares could be subject to significant fluctuations customary to CDNX listed companies.  Accordingly, an investment in Amalco Shares should be considered only by those investors who are able to make a long-term investment and can afford to suffer a total loss of their investment.  An investor should consider the merits of an investment in Amalco Shares and should consult professional advisers to assess income tax, legal and other aspects of such an investment.

13.

Thermo intends to expand by acquiring companies, which could result in unforeseen expenses and operational difficulties.

Thermo intends to acquire businesses as part of its expansion strategy.  It is possible that an acquisition may not result in the increased revenues or other benefits anticipated. There are no assurances that Thermo can successfully identify or negotiate the acquisition of, or licenses for, additional technologies in the future.  An inability to do the foregoing may have an adverse effect on Thermo. In addition, an acquisition may result in unexpected costs and expenses including:

-

an increase in the number of employees;

-

an increase in sales and marketing activities;

-

costs associated with assimilation of operations and personnel; and

-

costs associated with opening new offices and staffing those offices.

The process of acquiring and integrating companies into Thermo’s existing business may also result in unforeseen difficulties, which may absorb significant management attention. The acquisition and integration process may also require significant financial resources. The acquisitions may also require Thermo to incur additional debt, issue additional securities or assume contingent liabilities. All of these circumstances could have a negative impact on Thermo’s business and financial condition. Management does not have significant experience in acquiring companies.

The success of Thermo’s growth strategy depends on its ability to continue to improve operational, financial and other management processes and systems.  Thermo’s success also depends on management’s ability to maintain high levels of employee utilization, project quality, and competitive pricing as it grows.

14.

Thermo’s operating results may vary significantly from quarter to quarter.

Thermo’s operations and related revenue and operating results have varied from quarter to quarter, in the short time since Thermo commenced operations, and Thermo expects these variations to continue.   Fluctuations in

Thermo’s operating results have resulted, and may result in the future, from the following factors:

-

the timing, contractual terms and degree of completion of production projects and project delays;

-

holidays and the integration of newly hired employees and independent contractors;

-

the timing of variations in demand for Thermo’s expertise and the introduction by third parties of;

competitive products;

-

difficulties in integrating acquired companies into Thermo’s business;

-

changes in information technology expenditures by Thermo’s current and prospective customers; and

-

general economic conditions.

Because a significant portion of Thermo’s expenses, particularly personnel costs and rent, are relatively fixed in advance of any particular quarter, shortfalls in revenue caused by the factors listed above and other factors may cause significant variations in operating results in any particular quarter.

15.

Thermo does not intend to pay dividends in the foreseeable future.

16.

Dilution.

The value attributed to the Proposed Qualifying Transaction of $0.20 per Amalco Share exceeds the net tangible book value per Thermo Share as at July 31, 2001 by $0.117 per share or 58.5%.

Risks Associated with the Amalgamation

1.

Thermo Shareholder Approval.  The closing of the Amalgamation will be subject to certain conditions, including that at least 66 2/3% of the votes cast by holders of Thermo Shares are voted in favour of approving the Amalgamation in accordance with the requirements of the ABCA.  There can be no assurance that 66 2/3% of the votes cast by holders of Thermo Shares will be voted in favour of approving the Amalgamation, and therefore the terms of the Amalgamation may not be met and the Amalgamation may not be completed.

2.

Jenex Shareholder Approval.  The closing of the Amalgamation will be subject to certain conditions, including that at least 66 2/3% of the votes cast by holders of Jenex Share shall have approved the Proposed Qualifying Transaction by way of a special resolution of at least 66-2/3% of the votes cast in accordance with the requirements of the ABCA, as well as by at least 50% plus one (1) vote of the votes cast by Jenex Shareholders excluding Jenex Related Parties, Related Parties to the Qualifying Transaction, and Thermo Related Parties,  in accordance with CDNX Policy.

3.

Dissent Rights.  If a sufficient number of Dissenting Shareholders exercise their respective dissent rights, Amalco may fail to meet the minimum public distribution requirements imposed under the Policy.

4.

Amalco Liability.  Pursuant to the Amalgamation Agreement and the ABCA, Amalco continues to be liable for all previous obligations of each of Thermo and Jenex and after the Effective Date, any civil, criminal, or administrative action or proceeding pending by or against, Thermo or Jenex may be continued to be prosecuted by or against Amalco.

DIRECTORS, OFFICERS, AND PROMOTERS OF THERMO

The following table sets forth the names and municipalities of residence of the current directors and senior officers of Thermo, their respective position and office with Thermo and principal occupation(s) within the past five (5) years and their percentage shareholdings of voting securities of Thermo before and after completion of the Proposed Qualifying Transaction.  If the Amalgamation proceeds, the individuals listed in this Information Circular under the heading "Amalco - Directors and Management" will be the first directors of Amalco and will hold office until the earlier of the first annual meeting of shareholders of Amalco or until their successors are appointed.  See "Management of Thermo/Resulting Issuer" for detailed background of those persons.

Name and Municipality of Residence	Office and Date First Appointed	Principal Occupation and Positions During Last Five Years	Thermo Shares Held or Controlled prior to the Qualifying Transaction	Amalco Shares to be Held or Controlled after the Qualifying Transaction (5)
Michael A. Jenkins Burlington, Ontario	President and Director (Since 1999)

Since 1999, Mr. Jenkins has been President of Thermolabile Technologies Corporation Inc., a privately held medical device research company located in Burlington, Ontario. Since 1989, President of Jencor International Inc., a privately held consumer products company that develops back chair devices and sports supports.

			900,000 (1) (42.8%)	12,383,333 (2) (4) (38.8%)
Donald F. Felice Alliance, Ohio, U.S.A.	Vice President (Since 1999)

Since 1999, Mr. Felice has been Vice President of Thermolabile Technologies Corporation Inc.’s U.S. based operations. From 1991 to 1999, Mr. Felice acted as a private consultant to medical device research and development companies in Canada and the U.S.

			900,000 (1) (42.8%)	12,250,000 (3) (4) (38.4%)

Notes:

(1)

Pursuant to the Amalgamation Agreement the Thermo Shares will be exchanged for Amalco Class "A" Shares on the basis of 12.5 Amalco Class "A" Shares for each Thermo Share held.  See "The Amalgamation Agreement".

(2)

1,133,333 of the Amalco Shares are currently held and will remain in escrow under the CDNX Discount Seed Share Escrow Agreement and 11,250,000 Amalco Shares (assuming conversion of the Amalco Class "A" Shares into Amalco Shares) will remain subject to CDNX Surplus Security Escrow Agreement.  See "Escrow Provisions".

(3)

1,000,000 Amalco Shares will be subject to the CDNX Discount Seed Share Escrow Agreement and 11,250,000 Amalco  Shares (assuming conversion of the Amalco Class "A" Shares into Amalco Shares) will be subject to the CDNX Surplus Security Escrow Agreement.  See "Escrow Provisions".

(4)

Will also be granted additional stock options upon closing of the Proposed Qualifying Transaction.  See “Options and Other Rights to Purchase Securities”.

(5)

Assuming the conversion of the Amalco Class "A" Shares into Amalco Shares.

NEW DIRECTORS AND OFFICERS OF THE RESULITNG ISSUER

The Articles of Amalgamation attached to the Amalgamation Agreement provide that the number of directors shall be a minimum of three and a maximum of fifteen.  The proposed directors of Amalco, as set forth in the Amalgamation Agreement, are:

Name	Current Position with Thermo	Position with Amalco after Proposed Qualifying Transaction
Michael A. Jenkins	President & Director	President, Chief Executive Officer & Director
Donald F. Felice (1)	Vice President, U.S.A. Operations	Vice President, U.S.A. Operations & Drector
Francis H. Barker (1)	N/A	Director
Michael C. Rowell (1)	N/A	Director
David D. Heighington	N/A	Director

Note:

(1)

To be appointed Members of Amalco Audit Committee.

DIRECTORS, OFFICERS, PROMOTERS, AND PERSONS HOLDING MORE THAN 10% OF THE ISSUED EQUITY SHARES OF THE RESULTING ISSUER

The following table sets forth the number of Thermo Shares beneficially owned, directly or indirectly, by all directors, officers, promoters and persons who own of record or who are known to Thermo to own beneficially, directly or indirectly, more than 10% of the issued and outstanding Thermo Shares before and after giving effect to the Proposed Qualifying Transaction.

Name	Type of Ownership	Number and Percentage of Thermo Shares owned prior to the Qualifying Transaction	Number and Percentage of Amalco Shares owned after giving effect to the Qualifying Transaction (2)
Michael A. Jenkins	Direct and Beneficial	900,000 (42.8%)	12,383,333 (1) (38.8%)
Donald F. Felice	Direct and Beneficial	900,000 (42.8%)	12,250,000 (1) (38.4%)

Notes:

(1)

See  "Escrow Provisions" for details of escrow agreement and number of Amalco Shares subject to escrow.

(2)

Assuming the conversion of Amalco Class "A" Shares into Amalco Shares.

AGGREGATE OWNERSHIP OF SECURITIES

The directors and officers collectively and beneficially own, directly or indirectly, or exercise control or direction over 1,800,000 Thermo Shares, representing 85.7% of Thermo's issued and outstanding shares prior to completion of the Amalgamation, being 2,100,845 Thermo Shares.  Upon completion of the Amalgamation, and after giving effect to the 12.5 for 1 exchange ratio set forth in the Amalgamation Agreement, the directors and officers of Amalco will collectively and beneficially own, directly or indirectly or exercise control over 25,083,334 Amalco Shares, (assuming conversion of the Amalco Class "A" Shares) representing 78.6% of Amalco’s issued and outstanding Amalco Shares, being 31,927,229 Amalco Shares.

PUBLIC AND INSIDER OWNERSHIP

Upon the completion of the Amalgamation there will be approximately 31,927,229 Amalco Shares issued and outstanding.  Of these, 6,843,895 Amalco Shares, representing 21.4% of Amalco’s issued and outstanding shares, will be held by the public and 25,083,334 Amalco Shares, representing 78.6% of the issued and outstanding Amalco Shares, will be held by directors, officers, promoters and insiders of Amalco (assuming conversion of Amalco Class "A" Shares”).  See "Directors, Officers, and Promoters" and "Aggregate Ownership of Securities".

OTHER REPORTING ISSUERS

Those persons who will be directors, officers or promoters of Amalco upon the closing of the Amalgamation have, within the past five years, been directors, officers or promoters of the other reporting issuers listed below:

Name	Name of Reporting Issuer	Position	Period
Michael C. Rowell	Digital Artisans Guild Inc. Offsite Data Services Ltd. Jaws Technologies Inc.	Director Director Chief Information Officer	1999 – 2001 1995 – 2000 2000 – 2000
Francis H. Barker	Catilina Marketing Corporation Aradigm Corporation	Director Director	1996 – 2001 1998 – 2001
David D. Heighington	Digital Artisans Guild Inc. Organic Earth Corp.	Director Corporate Secretary	1999 –2000 1999 – 2001

SECURITIES OF THE COMPANY HELD IN ESCROW, IN POOLING ARRANGEMENTS OR SUBJECT TO HOLD RESTRICTIONS

Escrow Provisions

Upon completion of the Amalgamation and after giving effect to the conversion of the Amalco Class "A" Shares, a total of 25,083,334 Amalco Shares will be held in escrow, representing approximately 78.6% of the issued and outstanding shares of Amalco.  The beneficial shareholders of the escrow shares will be as follows:

NAME	NUMBER OF AMALCO SHARES SUBJECT TO ESCROW
Michael A. Jenkins	12,383,333 (1)
Donald F. Felice	12,250,000 (2)
Francis H. Barker	316,667 (3)
Michael C. Rowell	66,667 (4)
David D. Heighington	66,667 (4)
TOTAL	25,083,334(1)

Notes:

(1)

1,133,333 Amalco Shares will remain subject to CDNX Discount Seed Share Escrow Agreement and 11,250,000 Amalco Shares will be subject to CDNX Surplus Security Escrow Agreement.

(2)

1,000,000 Amalco Shares will remain subject to CDNX Discount Seed Share Escrow Agreement and 11,250,000 will be subject to CDNX Surplus Security Escrow Agreement.

(3)

66,667 Amalco Shares will remain subject to CDNX Discount Seed Share Escrow Agreement and 250,000 Amalco Shares will be subject to CDNX Surplus Security Escrow Agreement.

(4)

Subject to CDNX Discount Seed Share Escrow Agreement.

Management of the Resulting Issuer anticipates that 22,750,000 out of the 26,260,562 Amalco Shares being issued to Thermo Shareholders under the Amalgamation, after giving effect to the conversion of Amalco Class "A" Shares into Amalco Shares (representing 71.3% of the outstanding shares of the Resulting Issuer) will be subject to a six year Surplus Security Escrow Agreement.  The Amalco Shares deposited thereunder shall be subject to the following release schedule:

%

Release Date

0%

at the time the CDNX issues its final approval of the Qualifying Transaction (“Exchange Notice”)

5%

  6 months from Exchange Notice

5%

12 months from Exchange Notice

5%

18 months from Exchange Notice

5%

24 months from Exchange Notice

10%

30 months from Exchange Notice

10%

36 months from Exchange Notice

10%

42 months from Exchange Notice

10%

48 months from Exchange Notice

10%

54 months from Exchange Notice

10%

60 months from Exchange Notice

10%

66 months from Exchange Notice

10%

72 months from Exchange Notice

The escrowed shares held pursuant to the Surplus Security Escrow Agreement may not be sold, assigned, transferred, redeemed, surrendered or otherwise dealt with in any manner except provided by the agreement. Securities may be transferred within escrow to an individual who is a director or senior officer of the Resulting Issuer or a material operating subsidiary of the Resulting Issuer, provided that certain requirements of the CDNX are met, including that the new proposed transferee agrees to be bound by the terms of the agreement. In the event of the bankruptcy of the securityholder, the shares held by such holder may be transferred within escrow to the trustee in bankruptcy or other person legally entitled to such securities provided that certain prescribed CDNX requirements are met. Shares held in escrow may also be transferred within escrow by a securityholder to a registered retirement savings plan ("RRSP") or a registered retirement income fund ("RRIF") provided that the Exchange receives proper notice of the same, the securityholder is the sole beneficiary of the RRSP or RRIF and the Trustee of the RRSP or RRIF agrees to be bound by the terms of the Agreement. In the event of the death of a securityholder, the shares held in escrow shall be released to the legal representatives of the deceased securityholder.

EXECUTIVE COMPENSATION

Thermo Summary Compensation Table

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Under Stock Options Granted (1) (2) (#)	Restricted Shares or Restricted Share Units ($)	LTIP Payouts ($)	All Other Compensation ($)
Michael A. Jenkins President	2001 2000 1999	96,000 180,000 180,000	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Donald F. Felice Vice President, U.S.A. Operations	2001(3) 2000 1999	48,000 60,000 60,000	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

Notes:

(1)

Thermo does not currently maintain an incentive stock option plan but Amalco will adopt a plan after completion of the Proposed Qualifying Transaction. See "Particulars of Matters to be Acted Upon – Approval of Stock Option Plan".

(2)

Mr. Jenkins and Mr. Felice will receive stock options upon closing of the Proposed Qualifying Transaction.  See"Options and Other Rights to Purchase Securities" for details of allocation.

(3)

Canadian Dollars.

Compensation of Executive Officers

In the most recent financial year, Thermo employed two (2) executive officers. The aggregate cash compensation paid to the executive officers by Thermo for services rendered in the most recently completed financial year was $270,000 (Cdn.). In order to increase future shareholder value and to decrease corporate overhead the proposed executive compensation for Amalco’s first fiscal year will be decreased from $270,000 to $144,000 (Cdn.)

Compensation of Directors

The aggregate cash compensation paid to the directors by Thermo for services rendered in their capacities as directors in the most recently completed financial year was nil.

Plans and Share Options

Thermo currently does not maintain any stock option, pension or retirement plans prior to completion of the Qualifying Transaction, but Thermo Shareholders will be asked to approve the stock option plan attached to the Amalgamation Agreement as the stock option plan for the Resulting Issuer.  See "Options and Other Rights to Purchase Securities".

Other Compensation, Options, Stock Appreciation Rights, and Other Rights to Purchase Securities

Other than as herein set forth, Thermo has not paid any additional compensation to its executive officers or directors in the most recently completed financial year.  There are no agreements in place between Thermo and its executive officers or directors, written or oral, for future compensation including salaries, on completion of the Proposed Qualifying Transaction, other than the respective employment contracts between Michael A. Jenkins, Donald F. Felice and Thermo.  Each contract is for an initial term of one (1) year and the total annual aggregate amount payable under both contracts is $144,000.

Termination of Employment or Change of Control

There is no plan or arrangement in respect of compensation received or that may be received by executive officers in the most recently completed financial year with a view to compensating those officers in the event of termination of their employment or a change of responsibilities following a change in control.  See "Related Party Transaction".

PROPOSED COMPENSATION FOR RESULTING ISSUER

Amalco Summary Compensation Table

The following table contains a summary of the estimated compensation to be paid to the Named Executive Officers of Amalco for Amalco’s First Fiscal year.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($) (2) (5)	Bonus ($)	Other Annual Compensation ($)	Securities Under Stock Options Granted (#)(1)	Restricted Shares or Restricted Share Units ($)	LTIP Payouts ($)	All Other Compensation ($)
Michael A. Jenkins President & CEO	2002	96,000 (4)	Nil	Nil	1,313,000	Nil	Nil	Nil
Donald F. Felice (3) Vice President, U.S.A. Operations	2002	48,000 (4)	Nil	Nil	779,556	Nil	Nil	Nil

Notes:

(1)

Stock Options to be granted upon closing of the Qualifying Transaction and exercisable at $0.20 per share and expiring five years from the date of grant.

(2)

See "Administration  - Executive Salaries".

(3)

In addition, these directors and officers received stock options exercisable at $0.15 per share and expiring five years from the date of grant. See “Information Concerning The Jenex Corporation – Executive Compensation”.

(4)

All executive salaries will be reviewed by a compensation committee comprised of independent directors at the end of each fiscal year.

(5)

All salary figures are in Canadian dollars.

EXISTING SHARE CAPITAL AND PRIOR SALES

Prior Sales

The following table sets forth all Thermo Shares issued by Thermo since its incorporation.

Prior Sales of Securities (1)	Number of Issued Securities (2)	Price Per Security	Total Consideration
Issued between 1999 and 2000	942,800 (3) (5)	Nominal - $5.25/share	Nominal
Prior sales of securities since 2000	1,158,045 (4) (5) (6)	Nominal - $20/share (5)	$2,066,890
Issued as of October 31, 2001	2,100,845	Nominal - $20/share	$2,066,890

Notes:

(1)

Thermo is authorized to issue an unlimited number of common shares and a maximum of 500,000 of preferred shares.

(2)

Prior to giving effect the amalgamation exchange ratio of 12.5 Amalco Class "A" Shares for each Thermo Share Held. See "Amalgamation".

(3)

800,000 of these shares were Issued to Mr. Jenkins and Mr. Felice for nominal consideration as co-founders of Thermo.  See "Directors, Officers, and Promoters of Thermo".

(4)

1,000,000 of this total were issued in equal proportions to Mr. Jenkins and Mr. Felice based on the conversion of 500,000 preferred shares into 1,000,000 Thermo Shares.  The preferred shares were previously issued to Mr. Jenkins and Mr. Felice for nominal consideration as founders stock.

(5)

280,845 Thermo Shares have been issued from time to time pursuant to a series of non-brokered private placements since 1999 for gross proceeds of $2,066,890.  See "Available Funds" and Notes 8 and 14  from the April 30, 2001 "financial statements" attached hereto as Schedule B.

(6)

20,000 Thermo Shares were issued to Swarm S.A., a French corporation, pursuant to a Purchase Option Agreement dated May 19, 2000 between Thermo and Swarm S.A. as consideration for the Patents, Trade Marks, Clinical Studies, Engineering Reports and Prototypes relating to the Therapik device. See "Business of Thermo/Amalco – The Development of Thermolabile Technologies Corporation Inc.".

FULLY DILUTED SHARE CAPITAL AND SHARE AND LOAN CAPITAL OF THE RESULITNG ISSUER

Given that Thermo and Jenex are amalgamating to form a new entity, the following table sets forth the fully diluted share capital of Amalco on the Effective Date.

Fully Diluted Share Capital

	Number of Securities	Percentage
Issued by Jenex as of the most recent month end	5,666,667 (1)	16.0%
Securities reserved by Jenex for future issue as of the most recent month (excluding securities to be issued pursuant to the Amalgamation)	566,667 (2) 333,333 (2)	2.5%
Securities to be issued as consideration for the Amalgamation with Thermo	26,260,562 (3)	74.1%
To be reserved for issuance in connection with the granting of future stock option	2,626,056 (4)	7.4%
Total – Amalco Fully Diluted	35,453,285	100%

Notes:

(1)

Represents the total number of Jenex Shares issued under its initial public offering.

(2)

Represents stock options granted to directors and officers of Jenex and the Agent's option to acquire 333,333 Jenex Shares (Amalco Shares after the Effective Date) at $0.20 per Thermo/Amalco Share.

(3)

To be issued to Thermo Shareholders on the basis of 12.5 Amalco Class "A" Shares for each Thermo Share held (aggregate 2,100,845 Thermo Shares outstanding prior to the Amalgamation.  See "Amalgamation Agreement".

(4)

To be Reserved for issuance pursuant to the Amalco Stock Option Plan.  See "Amalco – Amalco Option Plan".

Thermo Share and Loan Capital

Designation and Amount of Security	Outstanding Thermo Shares as of April 30, 2001 (unaudited) (1) (5)	Outstanding Thermo Shares as of September 30, 2001 (unaudited) (1) (5)	Outstanding Amalco Shares after Giving effect to the Qualifying Transaction (3) (4)
Common Shares (Unlimited)	$1,536,890 (1,055,345) (2)	$2,066,890 (1,100,845) (2)	$2,647,920 (31,927,229)
Preferred Shares (500,000 maximum)	$Nominal (500,000)	$Nominal (500,000)	Nil (5)
Long-term Debt (1)	$40,000	$40,000	$40,000

Notes:

(1)

The deficit of Thermo as at April 30, 2001 (unaudited) was $670,547.

(2)

Prior to giving effect to the conversion of 500,000 Preferred Shares into 1,000,0000 Thermo Shares.

(3)

After giving effect to a series of non-brokered private placements of Thermo Shares since 1999 for gross proceeds of $2,066,890.  See "Available Funds" and "Prior Sales".

(4)

On the Effective Date, the Thermo Shares will be exchanged for 26,260,562 Amalco Class "A" Shares to be issued to former Thermo Shareholders.  See "Amalgamation".

(5)

Subsequent to September 30, 2001, Mr. Jenkins and Mr. Felice converted an aggregate of 500,000 Preferred Shares into1,000,000 Thermo Shares.  The Preferred Shares were previously issued to Mr. Jenkins and Mr. Felice for nominal consideration as co-founders of Thermo.

Options and Other Rights to Purchase Securities

As of the date of this Information Circular, Thermo has not granted any options to directors or officers.  Upon the completion of the Amalgamation, Amalco intends to grant the following options to the proposed directors and officers of Amalco.  See "Amalco – Amalco Option Plan".

Name	Reason for Grant	Number of Securities	Purchase Price	Expiration Date
Michael A. Jenkins	Incentive	1,313,000	$0.20	5 years from closing date
Donald F. Felice	Incentive	779,556	$0.20	5 years from closing date
Francis H. Barker	Incentive	15,000	$0.20	5 years from closing date
Michael C. Rowell	Incentive	15,000	$0.20	5 years from closing date
David D. Heighington	Incentive	15,000	$0.20	5 years from closing date
Employees & Consultants	Incentive	348,000	$0.20	5 years from closing date
Unallocated (1)	Incentive	140,500	N/A	N/A
TOTAL		2,626,056 (2)

Notes:

(1)

These options have been reserved for issuance to incoming executives and employees.

(2)

All stock options vest at the end of 12, 24, and 36 months from the date of grant.

PROMOTERS

Michael A. Jenkins, the President, director and principal Thermo Shareholder, and Donald F. Felice, officer,  and principal Thermo Shareholder, may be considered to be the promoters of Thermo in that they took the initiative in founding and reorganizing the affairs of Thermo.  Upon completion of the Amalgamation, Michael A. Jenkins and Donald F. Felice will become the promoters of Amalco.

OTHER MATERIAL FACTS

Corporate Cease Trade Orders or Bankruptcies

None of those persons who will be directors, officers or promoters of Amalco is, or has been within the past five years, a director, officer or promoter of any other company that, while such person was acting in that capacity, was the subject of a cease trade or similar order or an order that denied the company access to any statutory exemptions for a period of more than 30 consecutive days, or was declared bankrupt or made a voluntary assignment in bankruptcy, made a proposal under any legislation relating to bankruptcy or insolvency or been subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of that person.

Penalties or Sanctions

None of the persons who will be directors, officers or promoters of Amalco have, within the ten years prior to the date of this Information Circular, been subject to any penalties or sanctions imposed by a court or securities regulatory authority relating to trading in securities, promotion or management of a publicly traded company, or theft or fraud.

Individual Bankruptcies

None of the persons who will be directors, officers or promoters of Amalco is, or has, within the five years prior to the date of this Information Circular, been declared bankrupt or made a voluntary assignment in bankruptcy, made a proposal under any legislation relating to bankruptcy or insolvency or been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Conflicts of Interest

Conflicts of interest may arise as a result of the directors, officers and promoters of Amalco also holding positions as directors and/or officers of other companies.  Some of those persons who will be directors and officers of Amalco have been and will continue to be engaged in the identification and evaluation of assets and businesses and companies on their own behalf and on behalf of other companies, and situations may arise where the directors and officers will be in direct competition with Amalco.  Conflicts, if any, will be subject to the procedures and remedies under the ABCA.

Sponsorship

Pursuant to the policies of the CDNX, the Qualifying Transaction must be sponsored by a member firm of the CDNX.  Raymond James Ltd., 2300, 707 – 8th Avenue SW, Calgary, Alberta, has agreed to act as sponsor of the Amalgamation pursuant to the Sponsorship Agreement.  Pursuant to the terms of the Sponsorship Agreement, Jenex will pay the Sponsor a fee for acting as sponsor, and will reimburse expenses, including the legal fees, incurred by the Sponsor.

Relationship Between Thermo and Professional Persons

The law firm of Singh Walters Bindal has been retained by Jenex for the purposes of the Proposed Qualifying Transaction and David D. Heighington, a director and minority shareholder of Jenex, is also an associate lawyer with Singh Walters Bindal.  See "Directors, Officers, and Promoters".

Thermo nor Jenex do not currently employ or utilize the services of any person(s) or firms which provide promotional or investor relations services.  It is anticipated that Amalco will appoint investor relations firm if the Proposed Qualifying Transaction is approved.

Securities Laws Matters and Resale Restrictions

The Corporation has verbally agreed to use its best efforts to: (i) file a preliminary prospectus with the Securities Regulators in the Qualifying Jurisdictions, which prospectus will qualify the distribution in the Qualifying Jurisdictions of the Amalco Shares issuable upon conversion of the Amalco Class "A" Shares; (ii) promptly resolve all comments received or deficiencies raised by the Securities Regulators in the Qualifying Jurisdictions; and (iii)  to file and obtain a receipt from the Securities Regulators in the Qualifying Jurisdictions for a (final) prospectus (the “Qualification Prospectus”) qualifying the Amalco Shares issuable upon conversion of the Amalco Class "A" Shares.

In the event that the Corporation is unable to obtain a receipt for the Qualification Prospectus from the securities regulators in the Qualifying Jurisdictions, or the Amalco Class "A" Shares, as the case may be, are converted by the holder prior to the issuance of a receipt for the Qualification Prospectus by such Securities Regulators, the Amalco Class "A" Shares and the Amalco Shares into which they are converted, will be subject to statutory resale restrictions under the securities laws and, in such event, such securities may only be resold in accordance with appropriate statutory exemptions from the prospectus requirements of the securities laws or if appropriate discretionary orders have been obtained.

INDEBTEDNESS OF DIRECTORS, OFFICERS, PROMOTERS, AND OTHER MANAGEMENT

Other than as set forth herein, no director or senior officer of Thermo, nor any of their respective associates or affiliates, is or has been indebted to Thermo at any time since the beginning of the most recently completed financial year of Thermo.

RELATED PARTY TRANSACTIONS

Other than as set forth herein, the management of Thermo is not aware of any material interest, direct or indirect, of any director, officer or other insider of Thermo or any associate or affiliate of any such person, in any transaction in the past three years or in any proposed transaction, that has materially affected or would materially affect Thermo.

MATERIAL CONTRACTS

Thermo has not entered into any material contracts in the last two years, other than contracts in the ordinary course of business, except:

1.

Letter of Intent between Thermo and Jenex dated June 29, 2001.

2.

Amalgamation Agreement between Thermo and Jenex dated September 16, 2001.

3.

Purchase Option Agreement dated effective May 19, 2000 between Thermo and Swarm S.A.

4.

Employment contracts between Thermo and its executive officers dated Oct 5, 2001.

Copies of these agreements will be available for inspection at 490, 700 – 4th Avenue S.W., Calgary, Alberta,  during ordinary business hours up to and including the date of the special meeting of Thermo shareholders.

AUDITORS, TRANSFER AGENT AND REGISTRAR

Solursh Feldman & Partners LLP, Chartered Accountant, Toronto, Ontario, have been appointed as auditors for Thermo and will become the auditors of Amalco.  See "Amalco – Auditors, Registrar and Transfer Agent". Thermo maintains its own share transfer records and has not appointed a transfer agent and registrar for any class of the Thermo Shares.

LEGAL PROCEEDINGS

Other than as set forth herein, there are no legal proceedings material to Thermo to which Thermo is a party, nor to which any of its property is subject, and to the best of the knowledge of the board of directors and officers of Thermo, no such proceedings are threatened or contemplated by any person.

FINANCIAL STATEMENTS

The audited financial statements of Thermo for the years ended January 31, 2000 and 2001 and the unaudited financial statements of Thermo for the period ended April 30, 2001, are set out in Schedule "B" hereto.

CERTIFICATE OF THE CORPORATION

Dated:  November 7, 2001

The foregoing and the Schedules which are attached to and form part of this Information Circular, as it relates to The Jenex Corporation, constitutes full, true and plain disclosure of all material facts as it relates to The Jenex Corporation and as it relates to the securities of The Jenex Corporation.

The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement misleading in light of the circumstances in which is made.

Signed "Michael A. Jenkins Michael A. Jenkins Chief Executive Officer	Signed "Donald F. Felice " Donald F. Felice Vice President

ON BEHALF OF THE BOARD

Signed "Francis H. Barker" Francis H. Barker Director	Signed “Michael C. Rowell" Michael C. Rowell Director

CERTIFICATE OF THERMOLABILE TECHNOLOGIES CORPORATION INC.

Dated:   November 7, 2001

The foregoing and the Schedules which are attached to and form part of this Information Circular constitutes full, true and plain disclosure of all material facts as it relates to Thermolabile Technologies Corporation Inc.

The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement misleading in light of the circumstances in which is made.

Signed "Michael A. Jenkins" Michael A. Jenkins President	Signed "Donald F. Felice " Donald F. Felice Vice President

ON BEHALF OF THE BOARD

Signed "Michael A. Jenkins " Michael A. Jenkins Director

THIS IS SCHEDULE "A" ATTACHED TO AND MADE A PART OF THE INFORMATION CIRCULAR IN CONNECTION WITH THE ANNUAL AND SPECIAL MEETING OF THE JENEX CORPORATION TO BE HELD ON DECEMBER 10, 2001 AND ANY ADJOURNMENT THEREOF

THE JENEX CORPORATION

AUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED JUNE 30, 2001

THE JENEX CORPORATION

(A CAPITAL POOL COMPANY)

FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCORPORATION ON MARCH 5, 2001

TO JUNE 30, 2001

CONTENTS

Auditors' Report

1

Balance Sheet

2

Statement of Retained Earnings

3

Statement of  Earnings

4

Statement of Cash Flows

5

Notes to Financial Statements

6-7

AUDITORS' REPORT

To the Directors  of

The Jenex Corporation (A Capital Pool Company)

We have audited the balance sheet of The Jenex Corporation (A Capital Pool Company) as at June 30, 2001 and the statements of earnings, retained earnings and cash flows for the period from incorporation on March 5, 2001 to June 30, 2001. These financial statements are the responsibility of the corporation's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2001 and  its cash flows for the period  from incorporation on March 5, 2001 to June 30, 2001 in accordance with generally accepted accounting principles.

"SOLURSH FELDMAN & PARTNERS, LLP"

Toronto, Canada

CHARTERED ACCOUNTANTS

July 18, 2001

THE JENEX CORPORATION

(A Capital Pool Company)

Balance Sheet

June 30, 2001

ASSETS

Cash (note 3)

$582,393

SHAREHOLDERS' EQUITY

Share Capital (note 4)

$

581,030

Retained Earnings

1,363

$582,393

APPROVED BY THE BOARD:

"Michael A. Jenkins"

"David D. Heighington"

Director

Director

THE JENEX CORPORATION

Statement of Retained Earnings

For the Period from Incorporation on March 5, 2001

to June 30, 2001

Retained Earnings - beginning of period

$

-

Net earnings

1,363

Retained Earnings - end of period

$

1,363

THE JENEX CORPORATION

Statement of Earnings

For the Period from Incorporation on March 5, 2001

to June 30, 2001

Revenue

Interest income

$1,363

Expenses

-

Net Earnings

$1,363

THE JENEX CORPORATION

(A Capital Pool Company)

Statement of Cash Flows

For the Period From Incorporation on March 5, 2001

 to June 30, 2001

Cash Flows from Operating Activities

Net earnings

$

1,363

Cash Flows from Financing Activities

Issuance of share capital

581,030

Net Increase in Cash for the period and cash - end of period

$582,393

1.

Incorporation and Nature of Business

The Corporation was incorporated under the Business Corporations Act (Alberta) on March 5, 2001 and is classified as A Capital Pool Company, the company's principal business objective is the identification and evaluation of assets, operations or businesses with a view to participation therein ("Qualifying Transaction").  Once the Qualifying Transaction is completed, the company will have met the initial listing requirements of the Canadian Venture Exchange ("CDNX") and will be a venture company on the CDNX.  This is as defined in Policy 2.4 of the Canadian Venture Exchange and adopted by the Alberta Securities Commission pursuant to Blanket Order 45-502 (AB).

The Corporation is required to complete its Qualifying Transaction within 18 months of listing on the Canadian Venture Exchange.

2.

Significant Accounting Policies

 a) General

All costs incurred in identifying business acquisitions and raising equity financing are capitalized as deferred costs until such time as the acquisition or equity financing is complete or abandoned.  When an acquisition or equity financing is completed, the associated costs will be capitalized as a part of the purchase price of the acquisition or allocated against funds raised from the equity financing.  If an acquisition or equity financing transaction is abandoned the associated costs will be expenses.

b) Financial Instruments

The Corporation's financial instruments consist of cash and deferred costs.  Unless      otherwise noted, it is management's opinion that the corporation is not exposed to significant interest, currency or credit risks arising from these financial instruments.  The fair values of these financial instruments approximate their carrying values, unless otherwise noted.

c) Income Taxes

The Corporation will adopt the new guidelines pertaining for income taxes, which requires the asset and liability approach to financial accounting and reporting for income taxes.  Future income tax assets and future income tax liabilities are computed annually for differences between the financial statements and tax bases on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income

3.

Cash

The proceeds raised from the issuance of share capital may only be used to identify and evaluate assets or businesses for future investment, with the exception that approximately 30% of the gross proceeds were used to cover prescribed costs of issuing the common shares or administrative and general expenses of the Corporation.  These restrictions apply until completion of a Qualifying Transaction by the Corporation as defined under the policies of the Canadian Venture Exchange.

4.

Capital Stock

Authorized

Unlimited

common shares

Unlimited

preference shares

Issued

2,333,334

common shares

$

175,000

3,333,333

Initial public offering - common shares

500,000

675,000

Less: issue costs (note 5)

93,970

$

581,030

Escrow Shares

Under the requirements of the Alberta Securities Commission and the Canadian Venture Exchange, 2,333,334 Common shares will be held in escrow and released upon the written consent of the Alberta Securities Commission as to 10% thereof on the completion of the Corporation's Qualifying Transaction and as to 15% thereof on each of 6, 12, 18, 24, 30 and 36 months following the initial release.

The Corporation has reserved 566,667 common shares at a price of $0.15 per share for stock options to its directors and officers subject to regulatory approval and conditional on the company's common shares being listed on the Canadian Venture Exchange.  The stock options will expire five years from the date of granting.

5.

Supplementary Information

Pursuant to a final prospectus dated May 24, 2001, the Corporation issued 3,333,333 common shares at $ 0.15 per share to the public for gross proceeds of $ 500,000.  The cost of the issue  was a total of $ 93,970 which includes a 10% commission payable to the Agent in the amount of $52,148, administration fees to be $ 21,025, legal fees reimbursed to the agent to be $ 16,517  and listing fees payable to CDNX to be $ 4,280.  The Agent has agreed to use its best efforts to secure subscriptions for these shares.

Pursuant to the Agency Agreement with Raymond James Ltd. (The Agent) and subject to the closing of this offering, a single, non-transferrable option to purchase 333,333 common shares of the Corporation at $ 0.15 per  common share will be granted to the Agent.  The option will expire 18 months from the date the shares are posted for trading on the Canadian Venture Exchange.

THIS IS SCHEDULE "B" ATTACHED TO AND MADE A PART OF THE INFORMATION CIRCULAR IN CONNECTION WITH THE ANNUAL AND SPECIAL MEETING OF THE JENEX CORPORATION TO BE HELD ON DECEMBER 10, 2001 AND ANY ADJOURNMENT THEREOF

THERMOLABILE TECHNOLOGIES CORPORATION INC.

AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED JANUARY 31, 2000 AND 2001 AND THE INTERIM PERIOD ENDED APRIL 30, 2001.

THERMOLABILE TECHNOLOGIES CORPORATION

FINANCIAL STATEMENTS

YEARS ENDED JANUARY 31, 2001 AND 2000

CONTENTS

Auditors' Report

1

Balance Sheet

2

Statement of Earnings and Deficit

3

Statement of Cash Flows

4

Notes to Financial Statements

5-9

AUDITORS' REPORT

To the Shareholders of

Thermolabile Technologies Corporation

We have audited the balance sheets of Thermolabile Technologies Corporation as at January 31, 2001 and 2000 and the statements of earnings and deficit and cash flows for each of the years in the two year period ended January 31, 2001.    The financial statements are the responsibility of the company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at January 31, 2001 and 2000 and the results of its operations and the changes in its cash flows for each of the years in the two year period ended January 31, 2001 in accordance with Canadian generally accepted accounting principles.

“SOLURSH FELDMAN & PARTNERS, LLP”

Toronto, Canada

CHARTERED ACCOUNTANTS

March 7, 2001
(Except for 14 which is
    as of June 30, 2001)

--

THERMOLABILE TECHNOLOGIES CORPORATION

(Incorporated under the Ontario Business Corporations Act)

Balance Sheet

Unaudited

Unaudited

(Note 12)

(Note 13)

(Note 13)

January 31,

January 31,

April 30,

April 30,

2001

2000

2001

2000

ASSETS

Current

Cash

$

127,590

$

3,234

$

60,795

$

33,015

Accounts receivable

456

-

16,557

920

Inventory

162,634

         202,612

150,976

201,307

290,680

205,846

228,328

235,242

Capital (note 3)

55,508

52,921

55,378

52,921

Development Costs (note 4)

851,585

851,585

818,507

851,585

Other (note 5)

30,428

30,428

29,981

30,428

$

1,228,201

$

1,140,780

$

1,132,194

$

1,170,176

LIABILITIES

Current

Accounts payable

$

301,249

$

424,539

$

201,851

$

275,341

Long-term debt - current portion

(note 6)

24,000

24,000

24,000

16,000

325,249

448,539

225,851

291,341

Long-Term Debt (note 6)

46,000

70,000

40,000

72,000

Investor's Loan Payable (note 7)

36,250

36,250

-

36,250

Advances - Shareholder (note 8)

92,200

129,769

-

129,769

499,699

684,558

265,851

529,360

SHAREHOLDERS' EQUITY

Capital Stock (note 9)

1,237,618

487,878

1,536,890

697,878

Deficit

(509,116)

(31,656)

(670,547)

(57,062)

728,502

456,222

866,343

640,816

$

1,228,201

$

1,140,780

$

1,132,194

$

1,170,176

APPROVED ON BEHALF OF THE BOARD

“Michael A. Jenkins”

Director

Director

--

THERMOLABILE TECHNOLOGIES CORPORATION

Statement of Earnings and Deficit

Unaudited

Unaudited

(Note 12)

(Note 13)

(Note 13)

January 31,

January 31,

April 30,

April 30,

2001

2000

2001

2000

Sales

$

20,489

$

-

$

22,026

$

860

Cost of Sales

11,940

-

14,074

580

Gross Profit

8,549

-

7,952

280

Expenses

Administration fees (note 8)

435,500

18,000

91,148

18,000

Automobile and travel

2,298

-

11,452

997

Inventory shrinkage

28,045

-

-

-

Financial consulting

-

10,500

-

-

Insurance

4,581

800

3,235

1,804

Interest and bank charges

572

18

(540)

432

Office and general

550

72

5,772

252

Professional fees

2,471

-

2,175

2,018

Rent

2,742

-

8,226

-

Telephone

646

-

2,626

-

Interest on long-term debt

8,316

2,266

1,634

2,184

Amortization

288

-

43,655

-

486,009

31,656

169,383

25,687

Net Loss

(477,460)

(31,656)

(161,431)

(25,407)

Deficit - beginning of year

(31,656)

-

(509,116)

(31,655)

Deficit - end of year

$

(509,116)

$

(31,656)

$

(670,547)

$

(57,062)

--

THERMOLABILE TECHNOLOGIES CORPORATION

Statement of Cash Flows

Unaudited

Unaudited

(Note 12)

(Note 13)

(Note 13)

January 31,

January 31,

April 30,

April 30,

2001

2000

2001

2000

Cash Flows from Operating Activities

Net loss

$

(477,460)

$

(31,656)

$

(161,431)

$

(25,407)

Amortization

-

-

43,655

-

Changes in non-cash working capital

Accounts receivable

(456)

-

(16,101)

201,692

Inventory

39,978

(202,612)

11,658

(148,386)

Accounts payable and accrue

   charges

(123,290)

424,539

(99,398)

(149,197)

Loans payable

-

36,250

(36,250)

-

(561,228)

226,521

(257,867)

(121,298)

Cash Flows from Investing Activities

Additions to capital assets

(2,587)

(52,921)

-

(52,921)

Acquisition of trademarks and patents

-

(30,428)

-

-

Development costs

-

(851,585)

(10,000)

-

(2,587)

(934,934)

(10,000)

(52,921)

Cash Flows from Financing Activities

Issuance of share capital

749,740

487,878

299,272

210,000

Long-term debt

(24,000)

94,000

(6,000)

(6,000)

Advances - shareholders

(37,569)

129,769

(92,200)

-

688,171

711,647

201,072

204,000

Net Increase (Decrease) in Cash

124,356

3,234

(66,795)

29,781

Cash - beginning of  year

3,234

-

127,590

3,234

Cash - end of year

$

127,590

$

3,234

$

60,795

$

33,015

--

1.

Description of Business

The company has a proprietary Thermal Therapy Technology that provides topical relief to certain skin irritations resulting from insect bites and stings and prevention of cold sores

The company operates with the following mandates:

a)

As a research and development company.

b)

As a manufacturer, marketer and developer of medical devices

c)

As a licensor of its technology.

d)

As an acquirer of technologies/operating companies.

2.

Summary of Significant Accounting Policies

The accounting policies of the company are in accordance with Canadian generally accepted accounting principles, and their basis of application is consistent with that of the previous period.  Outlined below are those policies considered particularly significant:

a)

Inventory

Inventory is stated at the lower of cost (first-in, first-out method) and net realizable value.

b)

Capital Assets and Amortization

Capital assets are stated at cost.  Amortization, based on the estimated useful lives of the assets, is provided using the undernoted annual rates and methods:

Moulds

nil%

Declining balance

Furniture and fixtures

20%

Declining balance

To date no amortization has been taken on the moulds as this asset is idle.

In the year of acquisition one half rates apply.

c)

Development Costs

Development costs are stated at cost and will be amortized commencing February 1, 2001 for a period of five years.

d)

Other - Trademarks and Patents

The patents and trademarks and are stated at cost and  will be amortized commencing February 1, 2001.

3.

Capital Assets

January 31,

January 31,

2001

2000

Accumulated

Accumulated

Cost

Amortization

Cost

Amortization

Moulds

$

52,921

$

-

$

52,921

$

-

Office furniture and equipment

2,875

288

-

-

$

55,796

$

288

$

52,921

$

-

Net carrying amount

$

55,508

$

52,921

Unaudited

Unaudited

(Note 13)

(Note 13)

April 30,

April 30,

2001

2000

Accumulated

Accumulated

Cost

Amortization

Cost

Amortization

Moulds

$

52,921

$

-

$

52,921

$

-

Office furniture and equipment

2,875

418

-

-

$

55,796

$

418

$

52,921

$

-

Net carrying amount

$

55,378

$

52,921

4.

Development Costs

Unaudited

Unaudited

(Note 13)

(Note 13)

April 30,

April 30,

2001

2000

Accumulated

Accumulated

Cost

Amortization

Cost

Amortization

Development costs

$

861,585

$

43,078

$

851,585

$

-

Net carrying amount

$

818,507

$

851,585

5.

Other

Unaudited

Unaudited

(Note 13)

(Note 13)

April 30,

April 30,

2001

2000

Accumulated

Accumulated

Cost

Amortization

Cost

Amortization

Patents and trademarks

$

30,428

$

447

$

30,428

$

-

Net carrying amount

$

29,981

$

30,428

6.

Long-Term Debt

The loan is repayable monthly at $2,000 plus interest at the floating rate plus 0.75% and is secured by a personal property security agreement and specific capital assets included in note 2 to the financial statements.  The principal repayments for the next three years are as follows:

Unaudited

(Note 13)

January 31,

April 30,

2001

2000

2002

$

24,000

$

24,000

2003

24,000

24,000

2004

22,000

16,000

$

70,000

$

64,000

7.

 Investor's Loan Payable

The loan was interest bearing at 1% pear annum until November 1, 1999 after which the loan  has become non-interest bearing with no specified terms of repayment.  The loan and the accrued interest have the option for conversion to common shares.

Subsequent to the year end the loan payable was converted to common shares on March 1, 2001.

8.

Advances - Shareholder

These advances are non-interest bearing and have no specified terms of repayment.

9.

Capital Stock

Authorized

500,000

preferred  shares, voting, and may be converted to common shares at the option of the shareholder at two common shares to one preferred share.

Unlimited

common shares

Unaudited

Unaudited

(Note 12)

(Note 13)

(Note 13)

January 31,

January 31,

April 30,

April 30,

2001

2000

2001

2000

Issued

500,000

preferred shares

$

-

$

-

$

-

$

-

1,028,018

common shares

(April 30, 2001 – 1,055,345)

1,237,618

487,878

1,536,890

697,878

$

1,237,618

$

487,878

$

1,536,890

$

697,878

10.

Related Party Transactions

During the year the company paid administration and consulting fees to a related company, Jencor International Ltd.

Unaudited

(Note 13)

January 31,

April 30,

2001

2000

$

435,500

$

91,148

The accounts payable balance includes accruals payable to Jencor International Ltd.

Unaudited

(Note 13)

January 31,

April 30,

2001

2000

$

296,697

$

199,168

11.

Income Taxes

The company has non-capital tax losses as of April 30, 2001 of approximately $1,384,000 available to offset future taxable income.  The tax losses expire as follows:

Unaudited

(Note 13)

2007

$

891,000

2008

493,000

$

1,384,000

12.

Comparative Figures

Comparative figures are for the period from commencement (March 22, 1999) to January 31, 2000.

13.

Interim Financial Information

Interim financial information for the periods ended April 30, 2001 and 2000 have not been audited and have been prepared on a review basis.  The report was dated May 25, 2001.

14.

Subsequent Event Relating to the Interim Financial Information Dated April 30, 2001

On May 15, 2001 the preferred shareholders exercised their option to convert the 500,000 preference shares to 1,000,000 common shares.

During the period ended June 28, 2001 a further 45,500 common shares were issued for a consideration of $530,000.

THIS IS SCHEDULE "C"ATTACHED TO AND MADE A PART OF THE INFORMATION CIRCULAR IN CONNECTION WITH THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE JENEX  CORPORATION TO BE HELD ON DECEMBER 10, 2001 AND ANY ADJOURNMENT THEREOF.

THE JENEX CORPORATION

PRO-FORMA CONSOLIDATED BALANCE SHEET

As at June 30, 2001

THE JENEX CORPORATION

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENT

JUNE 30, 2001

CONTENTS

Compilation Report

1

Pro-Forma Consolidated Balance Sheet

2

Notes to Pro-Forma Consolidated Financial Statement

3-4

COMPILATION REPORT

To the Board of Directors of

The Jenex Corporation

We have reviewed, as to compilation only, the accompanying unaudited pro-forma consolidated balance sheet of The Jenex Corporation (the "Corporation") as at June 30, 2001.  The unaudited pro-forma consolidated balance sheet has been prepared for inclusion in the information circular of the Corporation.

In our opinion, the unaudited pro-forma consolidated balance sheet has been properly compiled to give effect to the proposed assumption described in note 2.

“SOLURSH FELDMAN & PARTNERS, LLP”

Toronto, Canada

CHARTERED ACCOUNTANTS

July 25, 2001

--

THE JENEX CORPORATION

Pro-Forma Consolidated Balance Sheet

June 30, 2001

Thermolabile

Pro-Forma

The Jenex

Technologies

Pro-Forma

Consolidated

Corporation

Corporation

Adjustments

Balance Sheet

June 30

April 30

(note 4)

June 30

2001

2001

2001

ASSETS

Current

Cash

$

582,393

$

60,795

$

530,000

$

1,173,188

Accounts receivable

-

16,557

-

16,557

Inventory

-

150,976

-

150,976

582,393

228,328

530,000

1,340,721

Capital

-

55,378

-

55,378

Development Costs

-

818,507

-

818,507

Other

-

29,981

-

29,981

$

582,393

$

1,132,194

$

530,000

$

2,244,587

LIABILITIES

Current

Accounts payable

$

-

$

201,851

$

-

$

201,851

Long-term debt - current portion

-

24,000

-

24,000

-

225,851

-

225,851

Long-Term Debt

-

40,000

-

40,000

-

265,851

-

265,851

SHAREHOLDERS' EQUITY

Capital Stock

Share capital (note 3)

581,030

1,536,890

530,000

2,647,920

-

-

-

2,647,920

Retained Earnings (Deficit)

1,363

(670,547)

-

(669,184)

582,393

866,343

530,000

1,978,736

$

582,393

$

1,132,194

$

530,000

$

2,244,587

APPROVED ON BEHALF OF THE BOARD

“Michael A. Jenkins”

“David D. Heighington”

Director

Director

--

1.

Basis of Presentation

The Jenex Corporation ("Jenex") has made an offer for all Thermolabile Technologies Corporation ("TTC") common shares issued and outstanding.  The basis of the offer is 26,260,562 common shares of Jenex in exchange for all of the issued and outstanding shares of TTC.

The acquisition of TTC would be considered as the Qualifying Transaction of Jenex pursuant to Blanket Order 45-502 of the Alberta Securities Commission and Policy 2.4 of the Canadian Venture Exchange.  The transaction is subject to regulatory and shareholder approval.

The accompanying proforma consolidated balance sheet as of June 30, 2001 has been prepared in accordance with Canadian generally accepted accounting principles.  The unaudited proforma consolidated balance sheet as of June 30, 2001 has been prepared based on the audited balance sheet of Jenex as of June 30, 2001 and the unaudited balance sheet of TTC as of April 30, 2001 and has taken into consideration the effect of the subsequent issuance of common shares by TTC as described in note 4.

The unaudited proforma consolidated balance sheet may not be indicative of either the results that actually would have occurred if the events herein had been in effect on the dates indicated or the results which may be obtained in the future.

2.

Proforma Assumption

The unaudited proforma consolidated balance sheet has been prepared on the basis that the acquisition is considered a related party transaction as the majority of the owners of all the issued and outstanding shares of TTC are also directors and owners of common shares of Jenex.

In substance this transaction represents a continuation of TTC's operations with a dilution of the original shareholder's interest in TTC.  As a result, the acquisition has been accounted for using continuity of interests accounting and as such the two corporations have been combined at their carrying values as of June 30, 2001.

The costs to complete the qualifying transaction have been charged to share capital.

3.

Share Capital

Assuming that the business acquisition referred to in note 2 was completed at June 30, 2001, the corporation's share capital would be as follows:

Authorized

Unlimited number of:

common shares

preferred shares

3.

Share Capital (cont…)

Number of

Shares

Amount

Issued - common shares

On incorporation

2,333,334

$

175,000

On initial public offering

3,333,333

500,000

On Acquisition of TTC (note 4 (a))

26,260,562

2,066,890

31,927,229

2,741,890

Less:  share issue costs (note 4 (b))

93,970

$

2,647,920

4.

Pro-Forma Adjustments

a)

The unaudited pro-forma consolidated balance sheet has taken into consideration the issuance of common shares by TTC subsequent to April 30, 2001, as follows:

On May 15, 2001 the preferred shareholders of TTC exercised their options to convert the 500,000 preference shares to 1,000,000 common shares.

During the period ended June 30, 2001 a further 45,500 common shares were issued by TTC for a consideration of $530,000.

b)

The issue costs of $93,970 have been charged to share capital.

THIS IS SCHEDULE "D"ATTACHED TO AND MADE A PART OF THE  INFORMATION CIRCULAR IN CONNECTION WITH THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE JENEX  CORPORATION TO BE HELD ON DECEMBER 10, 2001 AND ANY ADJOURNMENT THEREOF.

JENEX SPECIAL RESOLUTION

“Be it resolved as a special resolution (unless otherwise indicated) that:

1.

The Amalgamation of Jenex Corporation ("Jenex") with Thermolabile Technologies Corporation Inc. ("Thermo"), as contemplated by the amalgamation agreement (the "Amalgamation Agreement") dated, September 16, 2001 between Jenex and Thermo be and is hereby authorized and approved, and all transactions and matters contemplated by the Amalgamation Agreement be and are hereby approved, including, but not limited to, the following:

(a)

the company formed by the Amalgamation will be named "The Jenex Corporation." ("Amalco");

(b)

the following persons are appointed as directors of Amalco to hold office until the first annual meeting of the Shareholders of Amalco or until their successors are duly elected or appointed:

Michael A. Jenkins
Donald F. Felice
Francis H. Barker
Michael C. Rowell
David D. Heighington

(c)

Solursh Feldman & Partners LLP, Chartered Accountants, Toronto, Ontario are appointed as Auditors of Amalco, to hold office until the first annual meeting of the shareholders of Amalco and the directors of Amalco are authorized to fix their remuneration as such;

(d)

the Articles of Amalgamation of Amalco as attached to the Amalgamation Agreement be and are hereby approved;

(e)

the by-laws of Amalco shall be By-law No. 1 as attached to the Amalgamation Agreement until repealed, amended, altered or added to; and

(f)

the stock option plan for Amalco as attached to the Amalgamation Agreement be and is hereby approved (via ordinary resolution).

2.

Notwithstanding that this Special Resolution has been duly passed by the shareholders of Jenex, the directors of Jenex be and they are hereby authorized without further approval of the shareholders of Jenex, to revoke this Special Resolution and determine not to proceed with the Amalgamation at any time prior to the issuance of a Certificate of Amalgamation by the Registrar of Corporations; and

3.

Any officer or director of Jenex be and is hereby authorized and directed on behalf of Jenex to sign and execute all documents, including the Articles of Amalgamation of Amalco, and to do and perform all acts and things which he or she believes are necessary or advisable in order to give effect to this resolution, including compliance with all security and stock exchange laws and regulations.

THIS IS SCHEDULE "E" ATTACHED TO AND MADE A PART OF THE INFORMATION CIRCULAR IN CONNECTION WITH THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE JENEX  CORPORATION TO BE HELD ON DECEMBER 10, 2001 AND ANY ADJOURNMENT THEREOF.

SECTION 184

SECTION 184 OF THE BUSINESS CORPORATIONS ACT (ALBERTA)

184(1)

Subject to sections 185 and 234, a holder of shares of any class of a corporation may dissent if the corporation resolves to

(a)

amend its articles under section 167 or 168 to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class,

(b)

amend its articles under section 167 to add, change or remove any restrictions on the business or businesses that the corporation may carry on,

(c)

amalgamate with another corporation, otherwise than under section 178 or 180.1,

(d)

be continued under the laws of another jurisdiction under section 182, or

(e)

sell, lease or exchange all or substantially all of its property under section 183.

(2)

A holder of shares of any class or series of shares entitled to vote under section 170, other than section 170(1)(a), may dissent if the corporation resolves to amend its articles in a manner described in that section.

(3)

In addition to any other right he may have, but subject to subsection (20), a shareholder entitled to dissent under this section and who complies with this section is entitled to be paid by the corporation the fair value of the shares held by him in respect of which he dissents, determined as of the close of business on the last business day before the day on which the resolution from which he dissents was adopted.

(4)

A dissenting shareholder may only claim under this section with respect to all the shares of a class held by him or on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(5)

A dissenting shareholder shall send to the corporation a written objection to a resolution referred to in subsection (1) or (2)

(a)

at or before any meeting of shareholders at which the resolution is to be voted on, or

(b)

if the corporation did not send notice to the shareholder of the purpose of the meeting or of his right to dissent, within a reasonable time after he learns that the resolution was adopted and of his right to dissent.

(6)

An application may be made to the Court by originating notice after the adoption of a resolution referred to in subsection (1) or (2),

(a)

by the corporation, or

(b)

by a shareholder if he has sent an objection to the corporation under subsection (5),

to fix the fair value in accordance with subsection (3) of the shares of a shareholder who dissents under this section.

(7)

If an application is made under subsection (6), the corporation shall, unless the Court otherwise orders, send to each dissenting shareholder a written offer to pay him an amount considered by the directors to be the fair value of the shares.

(8)

Unless the Court otherwise orders, an offer referred to in subsection (7) shall be sent to each dissenting shareholder

(a)

at least 10 days before the date on which the application is returnable, if the corporation is the applicant, or

(b)

within 10 days after the corporation is served with a copy of the originating notice, if a shareholder is the applicant.

(9)

Every offer made under subsection (7) shall

(a)

be made on the same terms, and

(b)

contain or be accompanied by a statement showing how the fair value was determined.

(10)

A dissenting shareholder may make an agreement with the corporation for the purchase of his shares by the corporation, in the amount of the corporation's offer under subsection (7) or otherwise, at any time before the Court pronounces an order fixing the fair value of the shares.

(11)

A dissenting shareholder

(a)

is not required to give security for costs in respect of an application under subsection (6), and

(b)

except in special circumstances shall not be required to pay the costs of the application or appraisal.

(12)

In connection with an application under subsection (6), the Court may give directions for

(a)

joining as parties all dissenting shareholders whose shares have not been purchased by the corporation and for the representation of dissenting shareholders who, in the opinion of the Court, are in need of representation,

(b)

the trial of issues and interlocutory matters, including pleadings and examinations for discovery,

(c)

the payment to the shareholder of all or part of the sum offered by the corporation for the shares,

(d)

the deposit of the share certificates with the Court or with the corporation or its transfer agent,

(e)

the appointment and payment of independent appraisers, and the procedures to be followed by them,

(f)

the service of documents, and

(g)

the burden of proof on the parties.

(13)

On an application under subsection (6), the Court shall make an order

(a)

fixing the fair value of the shares in accordance with subsection (3) of all dissenting shareholders who are parties to the application,

(b)

giving judgement in that amount against the corporation and in favour of each of those dissenting shareholders, and

(c)

fixing the time within which the corporation must pay that amount to a shareholder.

(14)

On

(a)

the action approved by the resolution from which the shareholder dissents becoming effective,

(b)

the making of an agreement under subsection (10) between the corporation and the dissenting shareholder as to the payment to be made by the corporation for his shares, whether by the acceptance of the corporation's offer under subsection (7) or otherwise, or

(c)

the pronouncement of an order under subsection (13),

whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of his shares in the amount agreed to between the corporation and the shareholder or in the amount of the judgement, as the case may be.

(15)

Subsection (14)(a) does not apply to a shareholder referred to in subsection (5)(b).

(16)

Until one of the events mentioned in subsection (14) occurs,

(a)

the shareholder may withdraw his dissent, or

(b)

the corporation may rescind the resolution,

and in either event proceedings under this section shall be discontinued.

(17)

The Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder, from the date on which the shareholder ceases to have any rights as a shareholder by reason of subsection (14) until the date of payment.

(18)

If subsection (20) applies, the corporation shall, within 10 days after

(a)

the pronouncement of an order under subsection (13), or

(b)

the making of an agreement between the shareholder and the corporation as to the payment to be made for his shares,

notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(19)

Notwithstanding that a judgement has been given in favour of a dissenting shareholder under subsection (13)(b), if subsection (20) applies, the dissenting shareholder, by written notice delivered to the corporation within 30 days after receiving the notice under subsection (18), may withdraw his notice of objection, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to his full rights as a shareholder, failing which he retains a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(20)

A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a)

the corporation is or would after the payment be unable to pay its liabilities as they become due, or

(b)

the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities.